[LOGO OF      Investing
EATON VANCE   for the
APPEARS HERE] 21st                               [PHOTO OF WALL WITH THE WORD
              Century                             "EDUCATION" APPEARS HERE]



    Annual Report July 31, 1997


[PHOTO OF HIGHWAY
APPEARS HERE]
                                  EATON VANCE
                               MUNICIPALS TRUST

                                   MARATHON


                     Global Management-Global Distribution



                                                                         Arizona

                                                                        Colorado

                                                                     Connecticut

                                                                        Michigan

[PHOTO OF BRIDGE APPEARS HERE]                                         Minnesota

                                                                      New Jersey

                                                                    Pennsylvania

                                                                           Texas

EV Marathon Municipals Funds as of July 31, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
President

The municipal bond market has continued to respond favorably in 1997 to an economic climate characterized by moderate growth and low inflation. First quarter GDP rose 4.9%, while the second quarter logged growth of 3.6%, according to preliminary estimates. Meanwhile, inflation has remained in the 2-to-3% range. While the Federal Reserve elected to raise short-term rates slightly in March, it has since maintained a generally stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index* - an unmanaged index of municipal bonds - rising 10.3% during the year ended July 31, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.2% level at July 31, according to Bloomberg Financial. At that level, municipal yields represent 80.9% of 30-year Treasury yields, making them an attractive option for investors.

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright.

                           [BAR GRAPH APPEARS HERE]

Municipal bonds yield 81% of Treasury yields

------------------------------------------------------------------------------
            5.20%                               8.13%
------------------------------------------------------------------------------
30-Year AAA-rated                          Taxable equivalent yield
General Obligation (GO) Bonds*             in 36% tax bracket

------------------------------------------------
            6.43%
------------------------------------------------
30-Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield, statistics as of July 31, 1997.

Past performance is not indicative of future results.
Source: Bloomberg, L.P.

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, with Congress and the Clinton Administration having reached agreement on a plan to balance the budget by 2002, the budgetary nightmare that has long plagued the nation may soon be history. A balanced budget would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, even after recent capital gains tax cut proposals, the marginal tax rates of many taxpayers remain high. For those taxpayers, municipal bonds may still be the best vehicle for tax relief. And finally, a balanced investment portfolio features a mix of equities, bonds, and cash. We believe, that following three years of stock market outperformance, investors should consider reallocating a portion of their portfolios to bonds in order to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract investments from tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income for investors.

Sincerely,

/s/ Thomas J. Fetter,

Thomas J. Fetter,
President
September 9, 1997


*It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Marathon Arizona Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Economic growth in Arizona has been revised upward in recent months, as growth has exceeded most estimates. Revised figures show that the state ranked third in the nation in job creation in 1996, posting an increase of 100,000 non-agricultural jobs, for a 5.6% employment growth rate.

 . Tourism is an increasingly important segment of the Arizona economy. For example, Tucson alone hosted 2.5 million visitors last year, according to the Tucson Convention and Visitors Bureau. The economic impact has been staggering, with 36,500 jobs directly or indirectly tied to the city's tourism industry.

 . Not surprisingly, Arizona's population growth has mirrored its strong economy, rising by 133,000 in 1996. After the resident population neared full employment in the early stages of the recovery, word of labor shortages reached other regions of the country, encouraging an influx of new job seekers.

Management Update
--------------------------------------------------------------------------------
 . During the past year, we have emphasized increasing the yield of the Fund. We found good value in the multi-family housing sector, where issuance increased by around 30%. We also found some opportunities among non-rated, continuing life-care facilities.

 . Amid volatile trading, we used market selloffs as an opportunity to sell prerefunded bonds - those prerefunded to an earlier call date - in favor of bonds with better upside performance characteristics.

 . As is characteristic of the Arizona market, supply was steady-but-limited during the past year. New issuance was concentrated in school district bonds, which tend to have shorter maturities than we generally prefer for the Portfolio. Health care issuance was up sharply, however, providing some compelling opportunities.

The Fund
--------------------------------------------------------------------------------
 .  During the year ended July 31, 1997, the Fund had a total return of 9.9%./1/
   This return resulted from an increase in net asset value per share to $11.22 on July 31, 1997 from $10.68 on July 31, 1996, and the reinvestment of $0.485 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $11.22 per share, the Fund's distribution rate on July 31, 1997 was 4.35%. The Fund's
   SEC yield at July 31 was 3.75%./3/

 . To equal 4.35% in a taxable investment, a couple in the 39.58% combined federal and state tax bracket would need a yield of 7.20%.

Your Investment at Work
--------------------------------------------------------------------------------
   Yuma, AZ Industrial Development Authority Yuma Regional Medical Center Revenue Bonds

                                                          [GRAPHIC APPEARS HERE]

 .  This revenue bond financed the building and renovation of several Yuma
   Regional Medical Center facilities as well as the maintenance of additional administrative offices.

 . With its 5.5% coupon, the bond increased the Fund's potential for capital appreciation. In addition, the bond provides 10 years of call protection, contributing to our continuing emphasis on good call characteristics.

 .  Given the recent flood of health care issuance, the Yuma issue stood out for its coupon, high quality, and good underlying structure.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/25/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------

Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One Year                                                        9.9%
Five Years                                                      6.1
Life of Fund                                                    7.9

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        4.9%
Five Years                                                      5.8
Life of Fund                                                    7.9


                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
                                       From July 31, 1991, through July 31, 1997

                         EV Marathon Arizona         Lehman Brothers
  Date                     Municipals Fund         Municipal Bond Index
--------------------------------------------------------------------------------
 7/31/91                      $10,000                     $10,000
 8/31/91                      $10,079                     $10,132
 9/30/91                      $10,310                     $10,264
10/31/91                      $10,411                     $10,356
11/30/91                      $10,396                     $10,385
12/31/91                      $10,736                     $10,608
 1/31/92                      $10,698                     $10,632
 2/28/92                      $10,719                     $10,636
 3/31/92                      $10,635                     $10,639
 4/30/92                      $10,720                     $10,734
 5/31/92                      $10,931                     $10,861
 6/30/92                      $11,146                     $11,043
 7/31/92                      $11,621                     $11,374
 8/31/92                      $11,343                     $11,263
 9/30/92                      $11,385                     $11,337
10/31/92                      $11,046                     $11,225
11/30/92                      $11,437                     $11,426
12/31/92                      $11,598                     $11,543
 1/31/93                      $11,624                     $11,677
 2/28/93                      $12,298                     $12,100
 3/31/93                      $12,152                     $11,972
 4/30/93                      $12,276                     $12,092
 5/31/93                      $12,348                     $12,160
 6/30/93                      $12,637                     $12,364
 7/31/93                      $12,615                     $12,379
 8/31/93                      $12,969                     $12,637
 9/30/93                      $13,126                     $12,781
10/31/93                      $13,169                     $12,806
11/30/93                      $12,987                     $12,693
12/31/93                      $13,335                     $12,961
 1/31/94                      $13,491                     $13,109
 2/28/94                      $13,061                     $12,770
 3/31/94                      $12,293                     $12,249
 4/30/94                      $12,351                     $12,353
 5/31/94                      $12,468                     $12,460
 6/30/94                      $12,330                     $12,388
 7/31/94                      $12,580                     $12,611
 8/31/94                      $12,614                     $12,655
 9/30/94                      $12,367                     $12,469
10/31/94                      $12,011                     $12,248
11/30/94                      $11,673                     $12,026
12/31/94                      $12,044                     $12,291
 1/31/95                      $12,533                     $12,642
 2/28/95                      $13,007                     $13,010
 3/31/95                      $13,142                     $13,160
 4/30/95                      $13,134                     $13,175
 5/31/95                      $13,573                     $13,596
 6/30/95                      $13,348                     $13,477
 7/31/95                      $13,415                     $13,604
 8/31/95                      $13,581                     $13,777
 9/30/95                      $13,647                     $13,864
10/31/95                      $13,893                     $14,065
11/30/95                      $14,217                     $14,299
12/31/95                      $14,400                     $14,436
 1/31/96                      $14,481                     $14,545
 2/28/96                      $14,313                     $14,447
 3/31/96                      $14,051                     $14,263
 4/30/96                      $13,988                     $14,222
 5/31/96                      $13,962                     $14,217
 6/30/96                      $14,113                     $14,372
 7/31/96                      $14,242                     $14,502
 8/31/96                      $14,243                     $14,499
 9/30/96                      $14,461                     $14,701
10/31/96                      $14,580                     $14,867
11/30/96                      $14,811                     $15,140
12/31/96                      $14,745                     $15,076
 1/31/97                      $14,759                     $15,104
 2/28/97                      $14,929                     $15,243
 3/31/97                      $14,731                     $15,040
 4/30/97                      $14,881                     $15,166
 5/31/97                      $15,087                     $15,394
 6/30/97                      $15,229                     $15,558
 7/31/97                      $15,645                     $15,989

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 98.70% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Colorado Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN APPEARS HERE]
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Colorado's economy has reflected the strength at the national level, with the state's unemployment rate, which has hovered near the 4% level for three years, expected to fall to the 3.7% by year-end. In 1997, the state is expected to create 65,000 new jobs, according to the Office of Planning and Budget.

 . Colorado's population growth, fueled in recent years by a large migration from other states, has slowed from a peak of 3% in 1993 to a 2% growth rate last year, for a net gain of 73,000 residents. Slower population growth is attributed to an economic rebound in the Pacific coast states.

 . Reflecting the strong economy, Colorado state fund revenues increased more than 8% in fiscal year 1997. The jump in revenues was most pronounced in personal income tax receipts, which rose an impressive 11%.

Management Update
--------------------------------------------------------------------------------
 . In a market increasingly dominated by insured issues, we have sought opportunities to add higher-yielding bonds to the Portfolio. Colorado housing issues provided some especially attractive opportunities among non-rated bonds.

 . We have pursued a "barbell" approach with respect to coupon structure. By adding to our zero-coupon bond holdings, we have increased the Fund's potential for capital appreciation and improved the balance with our high-yielding bond holdings.

 .  Call protection remained an important structural concern for the Portfolio.
   As issuers have redeemed bonds with lower coupon paper, the need to maintain good call protection has become even more acute.

The Fund
--------------------------------------------------------------------------------
 .  During the year ended July 31, 1997, the Fund had a total return of 11.3%./1/
   This return resulted from an increase in net asset value per share to $10.80 on July 31, 1997 from $10.17 on July 31, 1996, and the reinvestment of $0.482 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.80 per share, the Fund's distribution rate on July 31, 1997 was 4.47%. The Fund's
   SEC yield at July 31 was 4.82%./3/

 . To equal 4.47% in a taxable investment, a couple in the 39.20% combined federal and state tax bracket would need a yield of 7.35%.

Your Investment at Work
--------------------------------------------------------------------------------
Colorado Health Facilities Authority Parkview
Episcopal Medical Center, Inc.
                                                          [GRAPHIC APPEARS HERE]

 . The proceeds from this bond issue were used to construct and equip certain facilities of the 305-bed Medical Center, as well as to refund an earlier bond issue of the Center.

 . Because quality spreads in the Colorado market have become especially narrow, we sought opportunities among lower-rated, investment grade hospital bonds like this 6.125% coupon, Baa1-rated (Moody's) issue.

 .  The Parkview bond was consistent with our recent relative value approach and helped us improve the Portfolio's structure by adding to call protection.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/25/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                  11.3%
Life of Fund                                                               6.9

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                   6.3%
Life of Fund                                                               6.6

                           [LINE GRAPH APPEARS HERE]

Comparison of Change In Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*

                                     From August 31, 1992, through July 31, 1997

              EV Marathon Colorado    Lehman 7-Year Municipal
  Date          Municipals Fund             Bond Index            Fund/NAV
--------------------------------------------------------------------------------
 8/31/92           $10,000                   $10,000              $13,629
 9/30/92           $10,000                   $10,065              $13,629
10/31/92            $9,762                    $9,966              $13,629
11/30/92           $10,205                   $10,145              $13,629
12/31/92           $10,353                   $10,249              $13,629
 1/31/93           $10,465                   $10,368              $13,629
 2/28/93           $10,896                   $10,743              $13,629
 3/31/93           $10,746                   $10,629              $13,629
 4/30/93           $10,900                   $10,736              $13,629
 5/31/93           $10,964                   $10,797              $13,629
 6/30/93           $11,147                   $10,977              $13,629
 7/31/93           $11,166                   $10,991              $13,629
 8/31/93           $11,430                   $11,220              $13,629
 9/30/93           $11,575                   $11,348              $13,629
10/31/93           $11,604                   $11,370              $13,629
11/30/93           $11,475                   $11,270              $13,629
12/31/93           $11,707                   $11,508              $13,629
 1/31/94           $11,847                   $11,639              $13,629
 2/28/94           $11,443                   $11,338              $13,629
 3/31/94           $10,776                   $10,876              $13,629
 4/30/94           $10,838                   $10,968              $13,629
 5/31/94           $10,957                   $11,063              $13,629
 6/30/94           $10,809                   $10,999              $13,629
 7/31/94           $11,058                   $11,197              $13,629
 8/31/94           $11,068                   $11,236              $13,629
 9/30/94           $10,854                   $11,071              $13,629
10/31/94           $10,573                   $10,874              $13,629
11/30/94           $10,309                   $10,678              $13,629
12/31/94           $10,592                   $10,913              $13,629
 1/31/95           $11,005                   $11,225              $13,629
 2/28/95           $11,427                   $11,551              $13,629
 3/31/95           $11,505                   $11,684              $13,629
 4/30/95           $11,475                   $11,698              $13,629
 5/31/95           $11,819                   $12,071              $13,629
 6/30/95           $11,613                   $11,965              $13,629
 7/31/95           $11,675                   $12,079              $13,629
 8/31/95           $11,827                   $12,232              $13,629
 9/30/95           $11,875                   $12,309              $13,629
10/31/95           $12,148                   $12,488              $13,629
11/30/95           $12,420                   $12,696              $13,629
12/31/95           $12,563                   $12,817              $13,629
 1/31/96           $12,614                   $12,914              $13,629
 2/28/96           $12,471                   $12,827              $13,629
 3/31/96           $12,255                   $12,663              $13,629
 4/30/96           $12,233                   $12,627              $13,629
 5/31/96           $12,234                   $12,622              $13,629
 6/30/96           $12,348                   $12,760              $13,629
 7/31/96           $12,430                   $12,876              $13,629
 8/31/96           $12,405                   $12,873              $13,629
 9/30/96           $12,592                   $13,053              $13,629
10/31/96           $12,701                   $13,200              $13,629
11/30/96           $12,913                   $13,442              $13,629
12/31/96           $12,877                   $13,385              $13,629
 1/31/97           $12,914                   $13,410              $13,629
 2/28/97           $13,045                   $13,534              $13,629
 3/31/97           $12,901                   $13,353              $13,629
 4/30/97           $13,001                   $13,465              $13,629
 5/31/97           $13,178                   $13,668              $13,629
 6/30/97           $13,422                   $13,813              $13,629
 7/31/97           $13,829                   $14,196              $13,629


Fund, assuming entire investment was redeemed at 7/31/97, and maximum applicable contingent deferred sales charge (CDSC) applied.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.49% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Connecticut Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF NICOLE ANDERES APPEARS HERE]

Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Connecticut's recovery from the 1989-92 recession continued in 1997, although the state continued to lag national trends. Most of the state's employment gains have come in the business services area, including finance, software and internet services, as well as health services. Retail and construction have also been good job providers.

 . Connecticut's labor force has grown by more than 1% in the past year, but at a slower pace than the nation as a whole. The state's unemployment rate was well below last year's levels. It has generally remained higher than the national rate throughout the expansion.

 . At mid-year, state tax receipts were roughly 5% higher than the same period last year. Personal income tax and sales tax revenues each showed significant growth over 1996. Corporate tax receipts, in contrast, were more than 9% below last year's levels.

Management Update
--------------------------------------------------------------------------------
 . Reflecting a bond market characterized by choppy, interim fluctuations, the Portfolio remained neutrally positioned for much of the past fiscal year and featured relatively little trading activity.

 . The Portfolio was able to use our extensive research resources to identify opportunities to add yield for our shareholders as well as to avoid deteriorating situations before they were recognized in the market.

 . Insured bonds now constitute nearly half of all new municipal issuance, making it more difficult to find good buying opportunities. We believe that insurers will not be able to maintain their recent level of market penetration indefinitely and that more interesting values will eventually emerge.

The Fund
--------------------------------------------------------------------------------
 .  During the year ended July 31, 1997, the Fund had a total return of 9.2%./1/
   This return resulted from an increase in net asset value per share to $10.57 on July 31, 1997 from $10.12 on July 31, 1996, and the reinvestment of $0.453 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.57 per share, the Fund's distribution rate on July 31, 1997 was 4.24%. The Fund's
   SEC yield at July 31 was 3.93%./3/

 . To equal 4.24% in a taxable investment, a couple in the 38.88% combined federal and state tax bracket would need a yield of 6.94%.

Your Investment at Work
--------------------------------------------------------------------------------
   Connecticut Health and Educational                    [GRAPHIC APPEARS HERE]
   Facilities Authority - Choate Rosemary Hall

 . This bond issue financed the renovation of student and faculty residences as well as the maintenance of other administrative facilities at this well-regarded college preparatory school founded in 1890.

 . With its 5% coupon, the bond provided the Fund with added upside potential while also improving the Fund's call protection. Concurrently, we sold other 5% coupon issues with less attractive call characteristics.

 . The bond was a high-quality addition to the Portfolio. In addition to representing a respected issuer, the bond is insured by MBIA, a major municipal bond insurer. /4/

--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Private insurance does not decrease the risk of loss of principal associated with this investment.

/5/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 5/1/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/5/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   9.2%
Five Years                                                                 5.2
Life of Fund                                                               6.3

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                   4.2%
Five Years                                                                 4.9
Life of Fund                                                               6.2


Comparison of Change in Value of a     From May 30, 1992, through July 31, 1997
$10,000 Investment in the Fund vs.
the Lehman Brothers Municipal Bond Index*

                           [LINE GRAPH APPEARS HERE]



           EV Marathon Connecticut        Fund, maximum         Lehman Brothers
              Municipals Fund,        applicable contingent    Municipal Bond
  Date        net asset value         deferred sales charge        Index
  ----        ---------------         ---------------------        -----
 5/31/92         $10,000                  $13,597                  $10,000
 6/30/92         $10,215                  $13,597                  $10,168
 7/31/92         $10,616                  $13,597                  $10,473
 8/31/92         $10,409                  $13,597                  $10,370
 9/30/92         $10,416                  $13,597                  $10,438
10/31/92         $10,131                  $13,597                  $10,336
11/30/92         $10,491                  $13,597                  $10,521
12/31/92         $10,617                  $13,597                  $10,628
 1/31/93         $10,741                  $13,597                  $10,752
 2/28/93         $11,179                  $13,597                  $11,141
 3/31/93         $11,048                  $13,597                  $11,023
 4/30/93         $11,173                  $13,597                  $11,134
 5/31/93         $11,237                  $13,597                  $11,197
 6/30/93         $11,455                  $13,597                  $11,384
 7/31/93         $11,442                  $13,597                  $11,398
 8/31/93         $11,710                  $13,597                  $11,636
 9/30/93         $11,835                  $13,597                  $11,769
10/31/93         $11,821                  $13,597                  $11,791
11/30/93         $11,679                  $13,597                  $11,687
12/31/93         $11,933                  $13,597                  $11,934
 1/31/94         $12,043                  $13,597                  $12,070
 2/28/94         $11,686                  $13,597                  $11,758
 3/31/94         $11,084                  $13,597                  $11,279
 4/30/94         $11,102                  $13,597                  $11,374
 5/31/94         $11,200                  $13,597                  $11,473
 6/30/94         $11,071                  $13,597                  $11,406
 7/31/94         $11,290                  $13,597                  $11,612
 8/31/94         $11,298                  $13,597                  $11,652
 9/30/94         $11,057                  $13,597                  $11,481
10/31/94         $10,736                  $13,597                  $11,277
11/30/94         $10,353                  $13,597                  $11,073
12/31/94         $10,697                  $13,597                  $11,317
 1/31/95         $11,104                  $13,597                  $11,641
 2/28/95         $11,486                  $13,597                  $11,979
 3/31/95         $11,576                  $13,597                  $12,117
 4/30/95         $11,568                  $13,597                  $12,131
 5/31/95         $11,881                  $13,597                  $12,518
 6/30/95         $11,706                  $13,597                  $12,409
 7/31/95         $11,803                  $13,597                  $12,526
 8/31/95         $11,980                  $13,597                  $12,685
 9/30/95         $12,075                  $13,597                  $12,765
10/31/95         $12,254                  $13,597                  $12,951
11/30/95         $12,481                  $13,597                  $13,166
12/31/95         $12,601                  $13,597                  $13,292
 1/31/96         $12,662                  $13,597                  $13,393
 2/28/96         $12,527                  $13,597                  $13,302
 3/31/96         $12,318                  $13,597                  $13,132
 4/30/96         $12,318                  $13,597                  $13,095
 5/31/96         $12,329                  $13,597                  $13,090
 6/30/96         $12,442                  $13,597                  $13,233
 7/31/96         $12,547                  $13,597                  $13,353
 8/31/96         $12,533                  $13,597                  $13,350
 9/30/96         $12,707                  $13,597                  $13,536
10/31/96         $12,815                  $13,597                  $13,689
11/30/96         $13,002                  $13,597                  $13,940
12/31/96         $12,950                  $13,597                  $13,881
 1/31/97         $12,947                  $13,597                  $13,907
 2/28/97         $13,077                  $13,597                  $14,035
 3/31/97         $12,941                  $13,597                  $13,848
 4/30/97         $13,038                  $13,597                  $13,964
 5/31/97         $13,187                  $13,597                  $14,174
 6/30/97         $13,328                  $13,597                  $14,325
 7/31/97         $13,697                  $13,597                  $14,722

Fund, assuming entire investment was redeemed of 7/31/97, and maximum applicable contingent deferred sales charge (CDSC) applied.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.65% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Michigan Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Michigan's economy rose in concert with the national trends, with employment reaching new record highs. Once again, the service, trade and construction sectors led the way in job creation. Meanwhile, Big Three auto makers, a critical source of manufacturing employment, enjoyed strong sales of pickup trucks and sport utility vehicles.

 . Detroit continued its success story, boosted by the strong auto sector and sharp rise in commercial construction. The city's job growth rate for the year was a robust 2.3%, well above national levels. Reflecting that growth, the city's residential property values have risen 13% in the past year alone.

 . The state remains in sound fiscal health. With its Budget Stabilization Fund at more than 7% of general revenues, the state has a good measure of financial flexibility. Through sound management and an improving economic picture, Michigan continues to merit a Aa-rating from Moody's.

Management Update
--------------------------------------------------------------------------------
 . While maintaining a fully-invested posture and a fairly long duration, we made adjustments to the Portfolio to compensate for market volatility, including using bond futures as a hedge against a market downturn.

 . Amid very large issuance, local school district bonds underperformed during the period. As a result, we shifted our focus to the hospital sector, which offered attractive opportunities to add yield to the Portfolio.

 . We added to the Portfolio's non-rated and lower-rated investment-grade bonds.
  Eaton Vance's research depth gives us an advantage in that sector of the market. We also found value in alternative minimum tax bonds, which typically carry higher yields.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.0%./1/
  This return resulted from an increase in net asset value per share to $10.87 on July 31, 1997 from $10.42 on July 31, 1996, and the reinvestment of $0.464 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.87 per share, the Fund's distribution rate on July 31, 1997 was 4.28%. The Fund's
  SEC yield at July 31 was 3.81%./3/

 . To equal 4.28% in a taxable investment, a couple in the 40.02% combined federal and state tax bracket would need a yield of 7.14%.

Your Investment at Work
--------------------------------------------------------------------------------
  Pittsfield MI Economic Development Corp.                [GRAPHIC APPEARS HERE]
  Arbor Hospice

 . These bonds were issued to finance the purchase and construction costs of Arbor Hospice, a facility near Ann Arbor dedicated to the continuing care of critically ill patients.

 . The Arbor Hospice bond is a good example of a municipal bond investment used to fund a novel solution to a major health care challenge.

 . This bond is representative of the Portfolio's efforts, in a market increasingly dominated by local school district bonds, to find opportunities in smaller, non-rated health care issues.

--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).

/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 4/19/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997


Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                    9.0%
Five Years                                                                  5.4
Life of Fund                                                                7.0

SEC Average Annual Total Returns (including applicable CDSC)
One Year                                                                    4.0%
Five Years                                                                  5.1
Life of Fund                                                                7.0


Comparison of Change in Value of a $10,000 Investment in    From April 30, 1991,
the Fund vs. the Lehman Brothers Municipal Bond Index*     through July 31, 1997


                           [LINE GRAPH APPEARS HERE]


                         EV Marathon Michigan        Lehman Brothers
  Date                     Municipals Fund         Municipal Bond Index
--------------------------------------------------------------------------------
 4/30/91                      $10,000                     $10,000
 5/31/91                      $10,030                     $10,089
 6/30/91                       $9,968                     $10,079
 7/31/91                      $10,180                     $10,202
 8/31/91                      $10,338                     $10,336
 9/30/91                      $10,488                     $10,471
10/31/91                      $10,592                     $10,565
11/30/91                      $10,576                     $10,594
12/31/91                      $10,887                     $10,822
 1/31/92                      $10,911                     $10,846
 2/28/92                      $10,901                     $10,850
 3/31/92                      $10,846                     $10,854
 4/30/92                      $10,955                     $10,951
 5/31/92                      $11,118                     $11,080
 6/30/92                      $11,327                     $11,265
 7/31/92                      $11,761                     $11,603
 8/31/92                      $11,518                     $11,490
 9/30/92                      $11,550                     $11,565
10/31/92                      $11,189                     $11,451
11/30/92                      $11,579                     $11,657
12/31/92                      $11,713                     $11,776
 1/31/93                      $11,851                     $11,913
 2/28/93                      $12,329                     $12,343
 3/31/93                      $12,166                     $12,213
 4/30/93                      $12,292                     $12,336
 5/31/93                      $12,375                     $12,405
 6/30/93                      $12,589                     $12,613
 7/31/93                      $12,551                     $12,629
 8/31/93                      $12,818                     $12,892
 9/30/93                      $12,943                     $13,039
10/31/93                      $12,962                     $13,064
11/30/93                      $12,831                     $12,949
12/31/93                      $13,126                     $13,222
 1/31/94                      $13,281                     $13,373
 2/28/94                      $12,868                     $13,027
 3/31/94                      $12,164                     $12,496
 4/30/94                      $12,243                     $12,602
 5/31/94                      $12,348                     $12,711
 6/30/94                      $12,219                     $12,637
 7/31/94                      $12,468                     $12,866
 8/31/94                      $12,501                     $12,910
 9/30/94                      $12,287                     $12,721
10/31/94                      $11,975                     $12,495
11/30/94                      $11,669                     $12,269
12/31/94                      $12,005                     $12,539
 1/31/95                      $12,434                     $12,897
 2/28/95                      $12,836                     $13,272
 3/31/95                      $12,958                     $13,425
 4/30/95                      $12,937                     $13,441
 5/31/95                      $13,302                     $13,870
 6/30/95                      $13,087                     $13,748
 7/31/95                      $13,168                     $13,878
 8/31/95                      $13,322                     $14,055
 9/30/95                      $13,415                     $14,143
10/31/95                      $13,676                     $14,349
11/30/95                      $13,977                     $14,587
12/31/95                      $14,161                     $14,727
 1/31/96                      $14,243                     $14,839
 2/28/96                      $14,073                     $14,738
 3/31/96                      $13,835                     $14,550
 4/30/96                      $13,772                     $14,509
 5/31/96                      $13,759                     $14,503
 6/30/96                      $13,909                     $14,661
 7/31/96                      $14,024                     $14,794
 8/31/96                      $13,996                     $14,791
 9/30/96                      $14,199                     $14,997
10/31/96                      $14,317                     $15,167
11/30/96                      $14,562                     $15,445
12/31/96                      $14,493                     $15,380
 1/31/97                      $14,436                     $15,409
 2/28/97                      $14,591                     $15,550
 3/31/97                      $14,390                     $15,343
 4/30/97                      $14,524                     $15,471
 5/31/97                      $14,745                     $15,704
 6/30/97                      $14,885                     $15,871
 7/31/97                      $15,288                     $16,311

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.04% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Minnesota Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Minnesota benefited from its broad economic diversity as manufacturing, services, and natural resources posted strong employment growth. Iron and oil production facilities have been running at high capacity, while forest products companies have also fared well. Computer and software makers have paced the manufacturing segment.

 . Minnesota's construction employment in the first half of 1997 was 4% above the same period in 1996, the result of strong building activity in the public, commercial and residential sectors.

 . Due to its strong economy and sound financial condition, Minnesota general obligations have been upgraded to Aaa/AAA by Moody's and Standard & Poor's, two major rating agencies.

Management Update
--------------------------------------------------------------------------------
 . The Portfolio featured relatively few changes during the period, focusing on structural adjustments. We added to the Portfolio's zero coupon holdings in order to improve the Fund's upside potential.

 . Elsewhere on the structural front, call protection remained an important consideration. As interest rates have declined, more bonds have been redeemed by issuers. We have upgraded the Fund's call protection to avoid these untimely redemptions as well as to increase the Fund's capital appreciation potential.

 . Issuance in the Minnesota market was characteristically quiet, dominated by school districts. We were able to find good value in some college and university issues. These were generally smaller, research-driven situations. While many of these bonds were non-rated, they nonetheless met our strict investment criteria.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.0%./1/
  This return resulted from an increase in net asset value per share to $10.49 on July 31, 1997 from $10.07 on July 31, 1996, and the reinvestment of $0.461 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.49 per share, the Fund's distribution rate on July 31, 1997 was 4.40%. The Fund's
  SEC yield at July 31 was 4.13%./3/

 . To equal 4.40% in a taxable investment, a couple in the 41.44% combined federal and state tax bracket would need a yield of 7.51%.

Your Investment at Work
--------------------------------------------------------------------------------
  Minnesota State Higher Education
  Facilities Authority - University of St. Thomas
                                                          [GRAPHIC APPEARS HERE]

 . These revenue bonds were issued to finance upgrades on the University's St.
  Paul and Minneapolis campuses, including a new telecommunications system, increased heating capacity, and an expanded physical plant headquarters.

 . The college and university sector of the Minnesota market offered good value.
  With a 5.4% coupon, the St. Thomas bond represents good upside potential if interest rates were to decline.

 . As part of our ongoing efforts to improve the Portfolio's call protection, the bond features a 10-year call, a strong positive given the decline in rates.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/29/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                    9.0%
Five Years                                                                  5.1
Life of Fund                                                                6.3

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                    4.0%
Five Years                                                                  4.8
Life of Fund                                                                6.3

                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
                                       From July 31, 1991, through July 31, 1997


                        EV Marathon Minnesota        Lehman Brothers
  Date                     Municipals Fund         Municipal Bond Index
--------------------------------------------------------------------------------
 7/31/91                      $10,000                     $10,000
 8/31/91                      $10,050                     $10,132
 9/30/91                      $10,196                     $10,264
10/31/91                      $10,299                     $10,356
11/30/91                      $10,303                     $10,385
12/31/91                      $10,502                     $10,608
 1/31/92                      $10,556                     $10,632
 2/28/92                      $10,555                     $10,636
 3/31/92                      $10,521                     $10,639
 4/30/92                      $10,617                     $10,734
 5/31/92                      $10,746                     $10,861
 6/30/92                      $10,919                     $11,043
 7/31/92                      $11,273                     $11,374
 8/31/92                      $11,087                     $11,263
 9/30/92                      $11,096                     $11,337
10/31/92                      $10,805                     $11,225
11/30/92                      $11,156                     $11,426
12/31/92                      $11,288                     $11,543
 1/31/93                      $11,411                     $11,677
 2/28/93                      $11,812                     $12,100
 3/31/93                      $11,696                     $11,972
 4/30/93                      $11,819                     $12,092
 5/31/93                      $11,889                     $12,160
 6/30/93                      $12,076                     $12,364
 7/31/93                      $12,063                     $12,379
 8/31/93                      $12,303                     $12,637
 9/30/93                      $12,459                     $12,781
10/31/93                      $12,466                     $12,806
11/30/93                      $12,349                     $12,693
12/31/93                      $12,598                     $12,961
 1/31/94                      $12,703                     $13,109
 2/28/94                      $12,370                     $12,770
 3/31/94                      $11,718                     $12,249
 4/30/94                      $11,749                     $12,353
 5/31/94                      $11,876                     $12,460
 6/30/94                      $11,775                     $12,388
 7/31/94                      $11,984                     $12,611
 8/31/94                      $12,017                     $12,655
 9/30/94                      $11,797                     $12,469
10/31/94                      $11,468                     $12,248
11/30/94                      $11,110                     $12,026
12/31/94                      $11,463                     $12,291
 1/31/95                      $11,834                     $12,642
 2/28/95                      $12,227                     $13,010
 3/31/95                      $12,372                     $13,160
 4/30/95                      $12,339                     $13,175
 5/31/95                      $12,671                     $13,596
 6/30/95                      $12,448                     $13,477
 7/31/95                      $12,513                     $13,604
 8/31/95                      $12,676                     $13,777
 9/30/95                      $12,739                     $13,864
10/31/95                      $12,967                     $14,065
11/30/95                      $13,221                     $14,299
12/31/95                      $13,398                     $14,436
 1/31/96                      $13,437                     $14,545
 2/28/96                      $13,308                     $14,447
 3/31/96                      $13,021                     $14,263
 4/30/96                      $13,047                     $14,222
 5/31/96                      $13,058                     $14,217
 6/30/96                      $13,165                     $14,372
 7/31/96                      $13,264                     $14,502
 8/31/96                      $13,196                     $14,499
 9/30/96                      $13,382                     $14,701
10/31/96                      $13,484                     $14,867
11/30/96                      $13,697                     $15,140
12/31/96                      $13,615                     $15,076
 1/31/97                      $13,640                     $15,104
 2/28/97                      $13,778                     $15,243
 3/31/97                      $13,580                     $15,040
 4/30/97                      $13,712                     $15,166
 5/31/97                      $13,887                     $15,394
 6/30/97                      $14,024                     $15,558
 7/31/97                      $14,459                     $15,989

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.24% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon New Jersey Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]

Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
  New Jersey's unemployment rate was 5.5% in July, up slightly from the recent low of 5.2% in April. The rise was generally attributed to an increased labor force. Even with the slight increase, the jobless picture has improved significantly in the past year. The rate stood at 6.1% a year ago.

 . New Jersey ranked second among all states in terms of per capita income in 1996, according to the Commerce Department. The state's per capita income of $31,053 was 28% higher than the national average and represented a 4.1% increase from the previous year.

 . Trade and services continued to pace job creation in New Jersey, with health and recreation services especially robust. The construction sector was also very strong, paced by new home sales running 20% above last year's levels.

Management Update
--------------------------------------------------------------------------------
 . We added to the Fund's zero coupon holdings as part of an effort to reduce the Fund's average coupon and improve the Fund's upside potential. Zero coupons helped balance the Fund's higher coupons and should improve performance in a varying range of interest rate scenarios.

 . In a continued generic market, we increased our efforts to find undervalued, non-rated bonds that can improve the Fund's yield. The growing life-care sector has presented an increasing number of opportunities.

 . Amid increased supply, we found some good opportunities among lower-rated, investment-grade hospitals, where yield spreads remained fairly attractive. Issues such as Cooper Health System and Holy Name Hospital offered especially good value.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.9%./1/
  This return resulted from an increase in net asset value per share to $10.94 on July 31, 1997 from $10.44 on July 31, 1996, and the reinvestment of $0.499 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.94 per share, the Fund's distribution rate on July 31, 1997 was 4.57%. The Fund's
  SEC yield at July 31 was 4.16%./3/

 . To equal 4.57% in a taxable investment, a couple in the 40.08% combined federal and state tax bracket would need a yield of 7.63%.

Your Investment at Work
--------------------------------------------------------------------------------
  New Jersey Economic Development Auth.
  St. Barnabas Medical Center
                                                          [GRAPHIC APPEARS HERE]

 . The bonds funded the purchase and renovation of two buildings in the St.
  Barnabas Medical Center, a 620-bed, acute care teaching hospital in Livingston.

 . As part of recent structural changes, we lowered the average coupon to increase the Fund's upside potential. This zero-coupon bond helped to balance some of the Fund's older, higher-coupon issues.

 . As a non-callable bond, the St. Barnabas issue aided our efforts to lengthen the Fund's call protection during a period of increased redemption activity.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   9.9%
Five Years                                                                 5.6
Life of Fund                                                               7.2

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                                   4.9%
Five Years                                                                 5.2

                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
                                    From January 31, 1991, through July 31, 1997

                       EV Marathon New Jersey        Lehman Brothers
  Date                     Municipals Fund         Municipal Bond Index
--------------------------------------------------------------------------------
 1/31/91                      $10,000                     $10,000
 2/28/91                      $10,097                     $10,087
 3/31/91                      $10,089                     $10,090
 4/30/91                      $10,236                     $10,225
 5/31/91                      $10,353                     $10,316
 6/20/91                      $10,243                     $10,306
 7/31/91                      $10,448                     $10,431
 8/31/91                      $10,618                     $10,569
 9/30/91                      $10,739                     $10,706
10/31/91                      $10,834                     $10,803
11/30/91                      $10,818                     $10,833
12/31/91                      $11,095                     $11,065
 1/31/92                      $11,077                     $11,091
 2/28/92                      $11,078                     $11,094
 3/31/92                      $11,054                     $11,098
 4/30/92                      $11,122                     $11,197
 5/31/92                      $11,317                     $11,329
 6/30/92                      $11,494                     $11,519
 7/31/92                      $11,932                     $11,865
 8/31/92                      $11,731                     $11,749
 9/30/92                      $11,775                     $11,826
10/31/92                      $11,477                     $11,709
11/30/92                      $11,805                     $11,919
12/31/92                      $11,959                     $12,041
 1/31/93                      $12,121                     $12,181
 2/28/93                      $12,660                     $12,622
 3/31/93                      $12,486                     $12,488
 4/30/93                      $12,649                     $12,614
 5/31/93                      $12,734                     $12,685
 6/30/93                      $12,954                     $12,897
 7/31/93                      $12,943                     $12,913
 8/31/93                      $13,181                     $13,183
 9/30/93                      $13,323                     $13,333
10/31/93                      $13,323                     $13,358
11/30/93                      $13,196                     $13,241
12/31/93                      $13,467                     $13,520
 1/31/94                      $13,615                     $13,675
 2/28/94                      $13,275                     $13,320
 3/31/94                      $12,617                     $12,778
 4/30/94                      $12,666                     $12,886
 5/31/94                      $12,752                     $12,998
 6/30/94                      $12,626                     $12,922
 7/31/94                      $12,821                     $13,155
 8/31/94                      $12,870                     $13,201
 9/30/94                      $12,659                     $13,007
10/31/94                      $12,349                     $12,776
11/30/94                      $12,008                     $12,545
12/31/94                      $12,363                     $12,821
 1/31/95                      $12,762                     $13,188
 2/28/95                      $13,108                     $13,571
 3/31/95                      $13,217                     $13,727
 4/30/95                      $13,237                     $13,744
 5/31/95                      $13,597                     $14,182
 6/30/95                      $13,409                     $14,058
 7/31/95                      $13,467                     $14,191
 8/31/95                      $13,613                     $14,371
 9/30/95                      $13,708                     $14,462
10/31/95                      $13,935                     $14,672
11/30/95                      $14,188                     $14,916
12/31/95                      $14,323                     $15,059
 1/31/96                      $14,408                     $15,173
 2/28/96                      $14,225                     $15,070
 3/31/96                      $14,066                     $14,878
 4/30/96                      $14,043                     $14,836
 5/31/96                      $14,032                     $14,830
 6/30/96                      $14,161                     $14,992
 7/31/96                      $14,241                     $15,127
 8/31/96                      $14,257                     $15,124
 9/30/96                      $14,454                     $15,335
10/31/96                      $14,563                     $15,509
11/30/96                      $14,788                     $15,793
12/31/96                      $14,722                     $15,726
 1/31/97                      $14,724                     $15,756
 2/28/97                      $14,844                     $15,900
 3/31/97                      $14,713                     $15,588
 4/30/97                      $14,854                     $15,820
 5/31/97                      $15,040                     $16,058
 6/30/97                      $15,158                     $16,229
 7/31/97                      $15,643                     $16,678

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.63% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Pennsylvania Municipals Fund as of July 31, 1997

INVESTMENT UPDATE


[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The Pennsylvania economy generated further momentum during the past year as job creation showed continuing signs of improvement, rising by 2%. The commonwealth's 5.2% unemployment rate, while still hovering slightly above the national rate, was significantly lower than a year earlier.

 . The service sector was responsible for seven of every eight new jobs in Pennsylvania. According to the Pennsylvania Department of Labor and Industry, more than 60,000 new service jobs were created in the past year, led by business services and health care. Retail and finance were also large job contributors.

 . Pennsylvania's manufacturers have seen expanding business, especially building products makers, due to a busier construction schedule. The tourism industry, meanwhile, boosted by a strong economy and favorable weather, has enjoyed a banner year, as vacationers have visited historic sites in record numbers.

Management Update
--------------------------------------------------------------------------------
 . In this volatile period, the Portfolio gained a measure of stability from its older, higher-coupon holdings. Due to their attractive coupons and shorter calls, the bonds have shorter durations and exhibit less price volatility.

 . The Portfolio maintained its fairly large exposure to Philadelphia hospitals.
  Although the field is very competitive, we were able to add yield to the Fund with BBB rated hospital bonds.

 . We took advantage of occasional market sell-offs to add discount issues, which added duration, positive convexity, and interest rate sensitivity to the Fund. Finally, we have continued to improve the Fund's call protection, selling bonds with shorter calls in favor of those with better call characteristics.

The Fund
--------------------------------------------------------------------------------
 . During the year ended July 31, 1997, the Fund had a total return of 9.7%./1/
  This return resulted from an increase in net asset value per share to $10.90 on July 31, 1997 from $10.43 on July 31, 1996, and the reinvestment of $0.510 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.90 per share, the Fund's distribution rate on July 31, 1997 was 4.73%. The Fund's
  SEC yield at July 31 was 4.35%./3/

 . To equal 4.73% in a taxable investment, a couple in the 43.20% combined federal, state and personal property tax bracket would need a yield of 8.33%.

Your Investment at Work
--------------------------------------------------------------------------------
  Allegheny County PA Hospital Development                [GRAPHIC APPEARS HERE]
  Authority - St. Francis Medical Center Project

 . These bonds were issued for a 1000-bed, acute care teaching hospital in Pittsburgh. In addition to its teaching hospital, St. Francis is a major provider of specialty health services in the area.

 . Projects financed by this issue include the building, renovating and equipping of the Center's surgical and intensive care facilities.

 . With its 5.75% coupon and A rating, the bond was an attractive purchase for the Portfolio.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%- 3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.
--------------------------------------------------------------------------------

Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                        9.7%
Five Years                                                      5.5
Life of Fund                                                    7.2

SEC Average Annual Total Returns (including applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        4.7%
Five Years                                                      5.1
Life of Fund                                                    7.2

--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
                                    From January 31, 1991, through July 31, 1997

                              Lehman Brothers             EV Marathon
                              Municipal Bond             Pennsylvania
          Date                  Bond Index              Municipals Fund
--------------------------------------------------------------------------------
         1/31/91                 $10,000                    $10,000
         2/28/91                 $10,087                    $10,096
         3/31/91                 $10,090                    $10,109
         4/30/91                 $10,225                    $10,268
         5/31/91                 $10,316                    $10,366
         6/20/91                 $10,306                    $10,298
         7/31/91                 $10,431                    $10,465
         8/31/91                 $10,569                    $10,617
         9/30/91                 $10,706                    $10,772
        10/31/91                 $10,803                    $10,901
        11/30/91                 $10,887                    $10,833
        12/31/91                 $11,169                    $11,065
         1/31/92                 $11,091                    $11,131
         2/28/92                 $11,094                    $11,134
         3/31/92                 $11,098                    $11,101
         4/30/92                 $11,197                    $11,214
         5/31/92                 $11,329                    $11,380
         6/30/92                 $11,519                    $11,594
         7/31/92                 $11,865                    $12,014
         8/31/92                 $11,749                    $11,780
         9/30/92                 $11,826                    $11,803
        10/31/92                 $11,709                    $11,471
        11/30/92                 $11,919                    $11,890
        12/31/92                 $12,041                    $12,024
         1/31/93                 $12,181                    $12,165
         2/28/93                 $12,622                    $12,649
         3/31/93                 $12,488                    $12,486
         4/30/93                 $12,614                    $12,628
         5/31/93                 $12,685                    $12,680
         6/30/93                 $12,897                    $12,866
         7/31/93                 $12,913                    $12,856
         8/31/93                 $13,163                    $13,143
         9/30/93                 $13,333                    $13,308
        10/31/93                 $13,358                    $13,319
        11/30/93                 $13,241                    $13,202
        12/31/93                 $13,520                    $13,523
         1/31/94                 $13,675                    $13,672
         2/28/94                 $13,320                    $13,270
         3/31/94                 $12,778                    $12,548
         4/30/94                 $12,886                    $12,595
         5/31/94                 $12,998                    $12,693
         6/30/94                 $12,922                    $12,590
         7/31/94                 $13,155                    $12,797
         8/31/94                 $13,201                    $12,821
         9/30/94                 $13,007                    $12,621
        10/31/94                 $12,776                    $12,320
        11/30/94                 $12,545                    $11,901
        12/31/94                 $12,821                    $12,219
         1/31/95                 $13,188                    $12,618
         2/28/95                 $13,571                    $13,016
         3/31/95                 $13,727                    $13,168
         4/30/95                 $13,744                    $13,150
         5/31/95                 $14,182                    $13,562
         6/30/95                 $14,058                    $13,384
         7/31/95                 $14,191                    $13,468
         8/31/95                 $14,371                    $13,587
         9/30/95                 $14,462                    $13,696
        10/31/95                 $14,672                    $13,923
        11/30/95                 $14,916                    $14,178
        12/31/95                 $15,059                    $14,326
         1/31/96                 $15,173                    $14,425
         2/28/96                 $15,070                    $14,308
         3/31/96                 $14,878                    $14,094
         4/30/96                 $14,836                    $14,071
         5/31/96                 $14,830                    $14,060
         6/30/96                 $14,992                    $14,150
         7/31/96                 $15,127                    $14,286
         8/31/96                 $15,124                    $14,303
         9/30/96                 $15,335                    $14,502
        10/31/96                 $15,509                    $14,599
        11/30/96                 $15,793                    $14,812
        12/31/96                 $15,726                    $14,803
         1/31/97                 $15,756                    $14,820
         2/28/97                 $15,900                    $14,956
         3/31/97                 $15,688                    $14,784
         4/30/97                 $15,820                    $14,912
         5/31/97                 $16,058                    $15,128
         6/30/97                 $16,229                    $15,291
         7/31/97                 $16,678                    $15,665

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.63% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Texas Municipals Fund as of July 31, 1997

INVESTMENT UPDATE

[PHOTO OF NICOLE ANDERES APPEARS HERE]
Nicole Anderes,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . The Texas economy continued to prosper in 1997, with the state's employment growth rate of 3% exceeding the nation's 2.2% growth rate. While unemployment -at 5.4% in July - remained slightly above the national rate, it was much improved over the same period a year ago.

 . Of the 1.5 million jobs added in Texas over the past five years, more than half were found in five sectors: business services, local government, health services, food services, and construction, according to the Texas Office of the Comptroller.

 . Despite weak oil pricing, the Texas energy service and supply sectors have improved dramatically following years of industry consolidation. The Baker-Hughes Texas rig count recently totalled 340, up from 270 a year earlier.

Management Update
--------------------------------------------------------------------------------
 . The bond market, characterized by high volatility, lacked clear direction through much of the year. Accordingly, trading activity was relatively quiet during the period, with the Portfolio maintaining a neutral position with respect to interest rates.

 . In a choppy market, we were able to draw upon the resources of Eaton Vance's municipal research department to find opportunities to add yield for our shareholders (See Texoma Medical Center at right) as well as to avoid several deteriorating situations before they were recognized in the market.

 . With insured bonds increasingly dominating new issuance, it has become more challenging to find good buying opportunities. It's likely that more opportunities will emerge if the insurers are unable to maintain their current high market share.

The Fund
--------------------------------------------------------------------------------
 .  During the year ended July 31, 1997, the Fund had a total return of 10.0%./1/
   This return resulted from an increase in net asset value per share to $10.96 on July 31, 1997 from $10.44 on July 31, 1996, and the reinvestment of $0.495 per share in tax-free income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $10.96 per share, the Fund's distribution rate on July 31, 1997 was 4.53%. The Fund's
   SEC yield at July 31 was 4.24%./3/

 . To equal 4.53% in a taxable investment, a couple in the 36% federal tax bracket would need a yield of 7.08%.

Your Investment at Work
--------------------------------------------------------------------------------
   Denison, TX Hospital Authority
   Texoma Medical Center, Inc. Project
                                                          [GRAPHIC APPEARS HERE]

 . Proceeds of this issue were used to finance capital improvements and equipment purchases for Texoma Medical Center, which operates acute care and tertiary care facilities in Denison, as well as to refund earlier issues of the Authority.

 . Texoma enjoys a dominant market share in its area and is winning more managed care contracts. The Center has improved its profitability in the past year.

 .  This bond, recently upgraded to BBB+ by S&P, represents the efforts of the
   Portfolio to add value through lower-rated bonds that may have further upgrade potential.
--------------------------------------------------------------------------------
/1/ This return does not include the Fund's maximum 5% contingent deferred sales charge (CDSC).
/2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC average annual returns reflect applicable CDSC on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year. Past performance is not indicative of future results. The value of an investment in the Fund may fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
/*/ Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/24/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the Index.
--------------------------------------------------------------------------------
Fund Information
as of July 31, 1997

Performance/4/
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                            10.0%
Five Years                                                           5.9%
Life of Fund                                                         7.3

SEC Average Annual Total Returns (including maximum sales charge)
--------------------------------------------------------------------------------
One Year                                                             5.0%
Five Years                                                           5.5%
Life of Fund                                                         7.2

                           [LINE GRAPH APPEARS HERE]

Comparison of Change in Value of a $10,000                From March 31, 1992,
Investment in the Fund vs. the Lehman Brothers            through July 31,1997
Municipal Bond Index*





                                           Fund, maximum
                                             applicable         Lehman Brothers
                    EV Marathon Texas    contingent deferred       Municipal
      Date           Municipals Fund        sales charge          Bond index
      ----           ---------------        ------------          ----------
     3/31/92            $10,000             $14,483                 $10,000
     4/30/92            $10,080             $14,483                 $10,089
     5/31/92            $10,286             $14,483                 $10,208
     6/30/92            $10,501             $14,483                 $10,379
     7/31/92            $10,970             $14,483                 $10,690
     8/31/92            $10,710             $14,483                 $10,586
     9/30/92            $10,751             $14,483                 $10,656
    10/31/92            $10,421             $14,483                 $10,551
    11/30/92            $10,788             $14,483                 $10,740
    12/31/92            $10,914             $14,483                 $10,849
     1/31/93            $10,979             $14,483                 $10,976
     2/28/93            $11,532             $14,483                 $11,373
     3/31/93            $11,336             $14,483                 $11,252
     4/30/93            $11,445             $14,483                 $11,366
     5/31/93            $11,523             $14,483                 $11,430
     6/30/93            $11,694             $14,483                 $11,621
     7/31/93            $11,685             $14,483                 $11,636
     8/31/93            $11,972             $14,483                 $11,878
     9/30/93            $12,137             $14,483                 $12,013
    10/31/93            $12,116             $14,483                 $12,037
    11/30/93            $11,987             $14,483                 $11,930
    12/31/93            $12,287             $14,483                 $12,182
     1/31/94            $12,459             $14,483                 $12,321
     2/28/94            $12,055             $14,483                 $12,002
     3/31/94            $11,344             $14,483                 $11,513
     4/30/94            $11,412             $14,483                 $11,611
     5/31/94            $11,537             $14,483                 $11,712
     6/30/94            $11,432             $14,483                 $11,643
     7/31/94            $11,694             $14,483                 $11,854
     8/31/94            $11,729             $14,483                 $11,895
     9/30/94            $11,499             $14,483                 $11,720
    10/31/94            $11,187             $14,483                 $11,512
    11/30/94            $10,929             $14,483                 $11,304
    12/31/94            $11,295             $14,483                 $11,552
     1/31/95            $11,726             $14,483                 $11,883
     2/28/95            $12,155             $14,483                 $12,228
     3/31/95            $12,262             $14,483                 $12,369
     4/30/95            $12,222             $14,483                 $12,383
     5/31/95            $12,593             $14,483                 $12,779
     6/30/95            $12,382             $14,483                 $12,667
     7/31/95            $12,437             $14,483                 $12,787
     8/31/95            $12,586             $14,483                 $12,949
     9/30/95            $12,650             $14,483                 $13,031
    10/31/95            $12,886             $14,483                 $13,220
    11/30/95            $13,171             $14,483                 $13,440
    12/31/95            $13,309             $14,483                 $13,569
     1/31/96            $13,363             $14,483                 $13,671
     2/28/96            $13,217             $14,483                 $13,579
     3/31/96            $13,019             $14,483                 $13,406
     4/30/96            $12,999             $14,483                 $13,368
     5/31/96            $13,038             $14,483                 $13,363
     6/30/96            $13,146             $14,483                 $13,508
     7/31/96            $13,257             $14,483                 $13,630
     8/31/96            $13,272             $14,483                 $13,627
     9/30/96            $13,442             $14,483                 $13,818
    10/31/96            $13,531             $14,483                 $13,974
    11/30/96            $13,714             $14,483                 $14,230
    12/31/96            $13,704             $14,483                 $14,170
     1/31/97            $13,744             $14,483                 $14,197
     2/28/97            $13,894             $14,483                 $14,327
     3/31/97            $13,746             $14,483                 $14,136
     4/30/97            $13,864             $14,483                 $14,254
     5/31/97            $14,049             $14,483                 $14,469
     6/30/97            $14,212             $14,483                 $14,623
     7/31/97            $14,583             $14,483                 $15,028

Fund, assuming entire investment was redeemed at 7/31/97, and maximum applicable contingent deferred sales charge (CDSC) applied.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.82% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of July 31, 1997


                                                   Marathon          Marathon         Marathon            Marathon
                                                 Arizona Fund     Colorado Fund   Connecticut Fund      Michigan Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                             $ 100,639,257     $  37,402,378      $ 163,492,975      $ 137,150,164
    Unrealized appreciation                         9,967,175         3,532,943          8,746,533         11,938,942
------------------------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)            $ 110,606,432     $  40,935,321      $ 172,239,508      $ 149,089,106
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                 $     221,623     $       7,500      $      68,050      $      29,917
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                    $ 110,828,055     $  40,942,821      $ 172,307,558      $ 149,119,023
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                           $     211,326     $      80,623      $     319,776      $     279,445
Payable for Fund shares redeemed                    1,191,617            53,922            304,839            237,150
Payable to affiliate for Trustees' fees
    (Note 4)                                              277                14                276                277
Accrued expenses                                       45,765            22,096             48,717             60,647
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                               $   1,448,985     $     156,655      $     673,608      $     577,519
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                      $ 109,379,070     $  40,786,166      $ 171,633,950      $ 148,541,504
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                 $ 103,640,899     $  39,087,261      $ 167,886,287      $ 140,616,411
Accumulated net realized loss from
    portfolio (computed on the basis of
    identified cost)                               (4,179,476)       (1,906,185)        (4,679,094)        (3,838,063)
Accumulated undistributed (distributions
    in excess of) net investment income               (49,528)           72,147           (319,776)          (175,786)
Net unrealized appreciation of investments
    (computed on the basis of identified cost)      9,967,175         3,532,943          8,746,533         11,938,942
------------------------------------------------------------------------------------------------------------------------------------
Total                                           $ 109,379,070     $  40,786,166      $ 171,633,950      $ 148,541,504
------------------------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                    9,745,612         3,775,441         16,242,953         13,662,577
------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption
Price Per Share (Note 6)
------------------------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial
    interest outstanding)                       $       11.22     $       10.80      $       10.57      $       10.87
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 1997

                                                       Marathon         Marathon         Marathon           Marathon
                                                    Minnesota Fund  New Jersey Fund  Pennsylvania Fund     Texas Fund
----------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
    Identified cost                                  $  62,201,002    $ 315,453,846    $ 364,865,896    $  19,607,781
    Unrealized appreciation                              5,859,583       31,452,257       32,279,882        1,735,804
----------------------------------------------------------------------------------------------------------------------
Total investment, at value (Note 1A)                 $  68,060,585    $ 346,906,103    $ 397,145,778    $  21,343,585
----------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                      $      36,992    $     291,491    $     266,667    $        --
----------------------------------------------------------------------------------------------------------------------
Total assets                                         $  68,097,577    $ 347,197,594    $ 397,412,445    $  21,343,585
----------------------------------------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------------------------------------
Distributions payable                                $     131,235    $     694,486    $     830,773    $      42,322
Payable for Fund shares redeemed                           152,569        1,324,042          480,215              118
Payable to affiliate for Trustees' fees (Note 4)               139              277              277               11
Accrued expenses                                            32,852           99,282          127,098           18,511
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                    $     316,795    $   2,118,087    $   1,438,363    $      60,962
----------------------------------------------------------------------------------------------------------------------
Net Assets                                           $  67,780,782    $ 345,079,507    $ 395,974,082    $  21,282,623
----------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------------------------------------
Paid-in capital                                      $  66,414,909    $ 328,701,098    $ 380,502,583    $  20,386,687
Accumulated net realized loss from
    portfolio (computed on the basis of
    identified cost)                                    (4,411,197)     (14,883,316)     (17,550,010)        (858,754)
Accumulated undistributed (distributions in
    excess of) net investment income                       (82,513)        (190,532)         741,627           18,886
Net unrealized appreciation of
    investments (computed on the basis of
    identified cost)                                     5,859,583       31,452,257       32,279,882        1,735,804
----------------------------------------------------------------------------------------------------------------------
Total                                                $  67,780,782    $ 345,079,507    $ 395,974,082    $  21,282,623
----------------------------------------------------------------------------------------------------------------------


Shares of Beneficial Interest Outstanding
----------------------------------------------------------------------------------------------------------------------
                                                         6,461,607       31,547,032       36,341,343        1,941,903
----------------------------------------------------------------------------------------------------------------------


Net Asset Value, Offering and Redemption Price Per
Share (Note 6)
----------------------------------------------------------------------------------------------------------------------
(Net assets / shares of beneficial interest
    outstanding)                                     $       10.49    $       10.94    $       10.90    $       10.96
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997

                                                         Marathon        Marathon        Marathon        Marathon
                                                       Arizona Fund   Colorado Fund  Connecticut Fund  Michigan Fund
----------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
----------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio               $  7,162,799    $  2,560,652    $ 10,673,242    $  9,530,853
Expenses allocated from Portfolio                          (577,411)       (147,761)       (935,758)       (805,558)
----------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                   $  6,585,388    $  2,412,891    $  9,737,484    $  8,725,295
----------------------------------------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)              $      3,297    $        165    $      3,268    $      3,297
Distribution fees (Note 5)                                1,100,886         377,799       1,638,773       1,487,408
Transfer and dividend disbursing agent fees                  75,731          28,764         126,416         113,496
Printing and postage                                         32,967          19,067          49,612          45,801
Legal and accounting services                                20,343          22,843          24,259          21,448
Custodian fee                                                12,627           5,593          16,016          14,497
Registration fees                                             4,752           1,000           3,788           1,377
Amortization of organization expenses (Note 1D)                  --           2,100           2,342              --
Miscellaneous                                                26,373           5,995          18,459          29,577
----------------------------------------------------------------------------------------------------------------------
Total expenses                                         $  1,276,976    $    463,326    $  1,882,933    $  1,716,901
----------------------------------------------------------------------------------------------------------------------

Net investment income                                  $  5,308,412    $  1,949,565    $  7,854,551    $  7,008,394
----------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)    $  1,849,841    $    748,521    $  1,291,719    $  2,038,612
    Financial futures contracts                          (1,072,317)       (312,133)       (821,377)     (2,016,068)
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions           $    777,524    $    436,388    $    470,342    $     22,544
----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                            $  5,139,625    $  2,158,920    $  7,342,200    $  6,960,232
    Financial futures contracts                            (264,834)       (170,386)       (445,615)       (522,454)
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
    of investments                                     $  4,874,791    $  1,988,534    $  6,896,585    $  6,437,778
----------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments        $  5,652,315    $  2,424,922    $  7,366,927    $  6,460,322
----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations             $ 10,960,727    $  4,374,487    $ 15,221,478    $ 13,468,716
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997

                                                           Marathon         Marathon         Marathon       Marathon
                                                        Minnesota Fund  New Jersey Fund Pennsylvania Fund  Texas Fund
-----------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                  $  4,312,154    $ 23,052,829    $ 26,954,193    $  1,374,496
Expenses allocated from Portfolio                             (311,908)     (1,899,487)     (2,112,627)        (77,316)
-----------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                      $  4,000,246    $ 21,153,342    $ 24,841,566    $  1,297,180
-----------------------------------------------------------------------------------------------------------------------


Expenses
-----------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                 $      1,527    $      3,431    $      3,297    $        293
Distribution fees (Note 5)                                     648,328       3,353,181       3,887,240         208,896
Transfer and dividend disbursing agent fees                     47,197         247,179         306,595          15,607
Custodian fee (Note 1F)                                          8,070          25,300          25,800           2,927
Printing and postage                                            28,199          99,584          69,441          12,495
Legal and accounting services                                   25,497          24,119          20,515          18,743
Registration fees                                                1,107           1,907           5,209              40
Amortization of organization expenses (Note 1D)                     --              --              --           3,550
Miscellaneous                                                   11,753          35,417          83,556           5,530
-----------------------------------------------------------------------------------------------------------------------
Total expenses                                            $    771,678    $  3,790,118    $  4,401,653    $    268,081
-----------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1F)                  $         --    $         --    $     25,000    $         --
-----------------------------------------------------------------------------------------------------------------------
Total expense reductions                                  $         --    $         --    $     25,000    $         --
-----------------------------------------------------------------------------------------------------------------------

Net expenses                                              $    771,678    $  3,790,118    $  4,376,653    $    268,081
-----------------------------------------------------------------------------------------------------------------------

Net investment income                                     $  3,228,568    $ 17,363,224    $ 20,464,913    $  1,029,099
-----------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)       $    626,009    $  4,373,998    $  4,046,941    $    161,471
    Financial futures contracts                               (606,666)     (2,388,705)     (5,098,050)       (167,709)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions       $     19,343    $  1,985,293    $ (1,051,109)   $     (6,238)
-----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                               $  3,080,897    $ 14,743,952    $ 19,814,548    $  1,160,820
    Financial futures contracts                               (377,704)       (846,203)     (1,350,520)        (67,871)
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                           $  2,703,193    $ 13,897,749    $ 18,464,028    $  1,092,949
-----------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments           $  2,722,536    $ 15,883,042    $ 17,412,919    $  1,086,711
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                $  5,951,104    $ 33,246,266    $ 37,877,832    $  2,115,810
-----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


                                                                Marathon          Marathon           Marathon          Marathon
Increase (Decrease) in Net Assets                             Arizona Fund     Colorado Fund     Connecticut Fund   Michigan Fund
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $  5,308,412      $  1,949,565      $   7,854,551     $   7,008,394
    Net realized gain on investment transactions                   777,524           436,388            470,342            22,544
    Net change in unrealized appreciation
        (depreciation) of investments                            4,874,791         1,988,534          6,896,585         6,437,778
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $ 10,960,727      $  4,374,487      $  15,221,478     $  13,468,716
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                $ (5,284,385)     $ (1,920,578)     $  (7,825,912)    $  (7,008,394)
    In excess of net investment income                                  --                --                 --           (34,246)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $ (5,284,385)     $ (1,920,578)     $  (7,825,912)    $  (7,042,640)
----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                              $  6,378,622      $  3,160,432      $   8,059,926     $   2,876,721
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                                 2,001,467           959,878          4,201,749         3,546,390
    Cost of shares redeemed                                    (32,357,879)       (8,760,256)       (29,631,741)      (35,374,258)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                              $(23,977,790)     $ (4,639,946)     $ (17,370,066)    $ (28,951,147)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                    $(18,301,448)     $ (2,186,037)     $  (9,974,500)    $ (22,525,071)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $127,680,518      $ 42,972,203      $ 181,608,450     $ 171,066,575
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $109,379,070      $ 40,786,166      $ 171,633,950     $ 148,541,504
----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net investment
income included in net assets
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $    (49,528)     $     72,147      $    (319,776)    $    (175,786)
----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


                                                              Marathon        Marathon          Marathon         Marathon
Increase (Decrease) in Net Assets                          Minnesota Fund   New Jersey Fund Pennsylvania Fund   Texas Fund
------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                   $   3,228,568    $  17,363,224    $  20,464,913    $   1,029,099
    Net realized gain (loss) on investment
        transactions                                               19,343        1,985,293       (1,051,109)          (6,238)
    Net change in unrealized appreciation
        (depreciation) of investments                           2,703,193       13,897,749       18,464,028        1,092,949
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $   5,951,104    $  33,246,266    $  37,877,832    $   2,115,810
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                              $  (3,186,013)   $ (17,073,929)   $ (20,078,825)   $  (1,046,385)
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                         $  (3,186,013)   $ (17,073,929)   $ (20,078,825)   $  (1,046,385)
------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                            $   3,588,530    $  16,690,868    $  15,557,539    $   1,640,887
    Net asset value of shares issued to
        shareholders in payment of distributions
        declared                                                1,654,522        8,710,206        9,150,623          396,839
    Cost of shares redeemed                                   (14,601,452)     (75,142,843)     (87,637,467)      (5,820,480)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                            $  (9,358,400)   $ (49,741,769)   $ (62,929,305)   $  (3,782,754)
------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                  $  (6,593,309)   $ (33,569,432)   $ (45,130,298)   $  (2,713,329)
------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                        $  74,374,091    $ 378,648,939    $ 441,104,380    $  23,995,952
------------------------------------------------------------------------------------------------------------------------------
At end of year                                              $  67,780,782    $ 345,079,507    $ 395,974,082    $  21,282,623
------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of) net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------
At end of year                                              $     (82,513)   $    (190,532)   $     741,627    $      18,886
------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996

                                                   Marathon          Marathon           Marathon            Marathon
Increase (Decrease) in Net Assets                Arizona Fund     Colorado Fund     Connecticut Fund     Michigan Fund
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                      $   6,150,183     $   2,092,966        $   8,377,085     $   8,060,855
    Net realized gain (loss) on investment
        transactions                                 892,368           301,984              (20,964)        2,768,823
    Net change in unrealized appreciation
        (depreciation) of investments              1,223,781           393,555            3,339,721           859,497
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations     $   8,266,332     $   2,788,505        $  11,695,842     $  11,689,175
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                 $  (6,222,739)    $  (2,146,041)       $  (8,377,085)    $  (8,356,758)
    In excess of net investment income               (73,555)               --             (360,566)         (141,540)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders            $  (6,296,294)    $  (2,146,041)       $  (8,737,651)    $  (8,498,298)
-----------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial
  interest (Note 3) --
    Proceeds from sale of shares               $   8,482,050     $   4,652,643        $   9,339,399     $   6,125,761
    Net asset value of shares issued to
      shareholders in payment of distributions
      declared                                     2,467,498         1,043,767            4,841,727         4,399,914
    Cost of shares redeemed                      (27,098,114)       (7,266,498)         (24,431,028)      (29,012,687)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                               $ (16,148,566)    $  (1,570,088)       $ (10,249,902)    $ (18,487,012)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                     $ (14,178,528)    $    (927,624)       $  (7,291,711)    $ (15,296,135)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                           $ 141,859,046     $  43,899,827        $ 188,900,161     $ 186,362,710
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                 $ 127,680,518     $  42,972,203        $ 181,608,450     $ 171,066,575
-----------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                 $     (73,555)    $      43,160        $    (359,774)    $    (141,540)
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996


                                                          Marathon          Marathon              Marathon        Marathon
Increase (Decrease) in Net Assets                      Minnesota Fund    New Jersey Fund    Pennsylvania Fund    Texas Fund
------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                              $   3,606,912      $  19,032,596       $  23,119,118    $   1,252,579
    Net realized gain (loss) on investment
        transactions                                         373,935           (305,571)          5,987,544          353,286
    Net change in unrealized appreciation
        (depreciation) of investments                        631,925          3,879,246            (281,975)         155,796
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations             $   4,612,772      $  22,606,271       $  28,824,687    $   1,761,661
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                         $  (3,606,912)     $ (19,032,596)      $ (23,059,671)   $  (1,295,270)
    In excess of net investment income                       (20,434)          (148,859)                 --               --
------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                    $  (3,627,346)     $ (19,181,455)      $ (23,059,671)   $  (1,295,270)
------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest
 (Note 3) --
    Proceeds from sale of shares                       $   4,475,100      $  21,519,563       $  16,510,722    $   1,080,119
    Net asset value of shares issued to
     shareholders in payment of distributions
      declared                                             1,972,796          9,846,974          10,497,742          465,640
    Cost of shares redeemed                              (12,029,259)       (61,002,931)        (87,524,749)      (5,778,221)
------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share
    transactions                                       $  (5,581,363)     $ (29,636,394)      $ (60,516,285)   $  (4,232,462)
------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                             $  (4,595,937)     $ (26,211,578)      $ (54,751,269)   $  (3,766,071)
------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                   $  78,970,028      $ 404,860,517       $ 495,855,649    $  27,762,023
------------------------------------------------------------------------------------------------------------------------------
At end of year                                         $  74,374,091      $ 378,648,939       $ 441,104,380    $  23,995,952
------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------
At end of year                                         $    (125,068)     $    (479,827)      $     355,539    $      36,172
------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                       Marathon Arizona Fund
                                                              ----------------------------------------------------------------------
                                                                                            Year Ended
                                                              ----------------------------------------------------------------------
                                                                                 July 31,                         September 30,
                                                              ---------------------------------------------  -----------------------
                                                                 1997        1996        1995        1994*       1993        1992
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                          $ 10.680    $ 10.530    $ 10.390    $ 11.570    $ 10.700    $ 10.320
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         $  0.486    $  0.482    $  0.492    $  0.404    $  0.496    $  0.526
Net realized and unrealized gain (loss) on investments           0.539       0.161       0.164      (0.862)      1.076       0.520
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                           $  1.025    $  0.643    $  0.656    $ (0.458)   $  1.572    $  1.046
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                    $ (0.485)   $ (0.488)   $ (0.492)   $ (0.404)   $ (0.496)   $ (0.526)
In excess of net investment income                                  --      (0.005)     (0.024)     (0.074)     (0.127)     (0.120)
From net realized gain on investment transactions                   --          --          --      (0.233)     (0.079)     (0.020)
In excess of net realized gain on investment transactions           --          --          --      (0.011)         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.485)   $ (0.493)   $ (0.516)   $ (0.722)   $ (0.702)   $ (0.666)
------------------------------------------------------------------------------------------------------------------------------------


Net asset value-- End of year                                 $ 11.220    $ 10.680    $ 10.530    $ 10.390    $ 11.570    $ 10.700
------------------------------------------------------------------------------------------------------------------------------------


Total Return /(1)/                                                9.85%       6.17%       6.64%      (4.16)%     15.29%      10.43%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                         $109,379    $127,681    $141,859    $150,879    $135,524    $ 62,498
Ratio of net expenses to average daily net assets /(2)//(3)/      1.58%       1.56%       1.53%       1.46%+      1.53%       1.52%
Ratio of net expenses to average daily net assets, after
     custodian fee reduction /(2)/                                1.57%       1.55%         --          --          --          --
Ratio of net investment income to average daily net assets        4.50%       4.49%       4.81%       4.47%+      4.42%       4.83%

Portfolio Turnover /(4)/                                            --          --          --          --          39%        133%
------------------------------------------------------------------------------------------------------------------------------------
++  For the year ended September 30, 1992, the operating expenses of the Fund reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
    Expenses /(3)/                                                                                                            1.64%
    Net investment income                                                                                                     4.71%
Net investment income per share                                                                                           $  0.513
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                               Marathon Colorado Fund
                                                            ---------------------------------------------------------------
                                                                                     Year Ended
                                                            ---------------------------------------------------------------
                                                                             July 31,                       September 30,
                                                            -----------------------------------------   -------------------
                                                               1997       1996      1995       1994*      1993       1992**
---------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                       $10.170    $10.020   $10.010    $10.960    $10.060   $10.000
---------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $ 0.491    $ 0.480   $ 0.494    $ 0.403    $ 0.484   $ 0.026
Net realized and unrealized gain (loss) on investments        0.621      0.162     0.033     (0.880)     0.996     0.082++
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $ 1.112    $ 0.642   $ 0.527    $(0.477)   $ 1.480   $ 0.108
---------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $(0.482)   $(0.492)  $(0.494)   $(0.403)   $(0.484)  $(0.026)
In excess of net investment income                               --         --    (0.023)    (0.070)    (0.096)   (0.022)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $(0.482)   $(0.492)  $(0.517)   $(0.473)   $(0.580)  $(0.048)
---------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                              $10.800    $10.170   $10.020    $10.010    $10.960   $10.060
---------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                             11.26%      6.46%     5.58%     (4.46)%    15.52%     0.60%
---------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                       $40,786    $42,972   $43,900    $42,085    $24,847   $ 2,464
Ratio of net expenses to average daily net assets/(2)(3)/      1.53%      1.49%     1.28%      1.09%+     1.00%     1.00%+
Ratio of net expenses to average daily net assets,
   after custodian fee reduction/(2)/                          1.49%      1.45%       --         --         --        --
Ratio of net investment income to average daily net assets     4.75%      4.69%     5.03%      4.59%+     4.49%     2.26%+

Portfolio Turnover/(4)/                                          --         --        --         --          3%        0%
---------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the net investment income per share and ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses/(2)(3)/                                                       1.51%     1.43%      1.42%+     1.90%     2.34%+
   Expenses after custodian fee reduction/(2)(3)/                         1.46%       --         --         --        --
   Net investment income                                                  4.67%     4.88%      4.26%+     3.60%     0.92%+
Net investment income per share                                         $0.478    $0.479     $0.373     $0.387    $0.011
---------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*    For the ten months ended July 31, 1994.
** For the period from the start of business, August 25, 1992, to September 30, 1992.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                         Marathon Connecticut Fund
                                                              ----------------------------------------------------------------------
                                                                                                Year Ended
                                                              ----------------------------------------------------------------------
                                                                                 July 31,                        September 30,
                                                              -------------------------------------------    -----------------------
                                                                  1997       1996       1995        1994*        1993       1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                         $  10.120   $  9.970   $ 10.050   $  11.030    $  10.270    $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                         $   0.453   $  0.452   $  0.465   $   0.388    $   0.471    $ 0.192
Net realized and unrealized gain (loss) on investments            0.450      0.169     (0.037)     (0.883)       0.885      0.331++
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                           $   0.903   $  0.621   $  0.428   $  (0.495)   $   1.356    $ 0.523
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                    $  (0.453)  $ (0.452)  $ (0.465)  $  (0.388)   $  (0.471)   $(0.192)
In excess of net investment income                                   --     (0.019)    (0.043)     (0.079)      (0.120)    (0.061)
From net realized gain on investment transactions                    --         --         --      (0.018)      (0.005)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $  (0.453)  $ (0.471)  $ (0.508)  $  (0.485)   $  (0.596)   $(0.253)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                $  10.570   $ 10.120   $  9.970   $  10.050    $  11.030    $10.270
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                  9.17%      6.30%      4.55%      (4.61)%      13.62%      5.00%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                         $ 171,634   $181,608   $188,900   $ 188,453    $ 160,790    $50,031
Ratio of net expenses to average daily net assets/(2)//(3)/       1.60%      1.58%      1.55%       1.43%+       1.56%      1.35%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                                 1.60%      1.57%        --          --           --         --
Ratio of net investment income to average daily net assets         4.45%      4.45%      4.77%       4.42%+       4.33%      4.13%+

Portfolio Turnover/(4)/                                              --         --         --          --           14%        16%
------------------------------------------------------------------------------------------------------------------------------------

+++ For the period ended September 30, 1992, the operating expenses of the Fund reflect a reduction of the Investment Adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses/(3)/                                                                                                          1.52%+
    Net investment income                                                                                                   3.96%+
Net investment income per share                                                                                          $ 0.184
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the ten months ended July 31, 1994.
** For the period from the start of business, May 1, 1992, to September 30, 1992.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                    Marathon Michigan Fund
                                                           ------------------------------------------------------------------------
                                                                                          Year Ended
                                                           ------------------------------------------------------------------------
                                                                                July 31,                          September 30,
                                                           -----------------------------------------------   ----------------------
                                                               1997        1996       1995        1994*         1993          1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                          $  10.420   $ 10.250    $ 10.210    $  11.110    $  10.570    $ 10.220
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $   0.460   $  0.464    $  0.486    $   0.398    $   0.480    $  0.499
Net realized and unrealized gain (loss) on investments          0.454      0.195       0.059       (0.794)       0.745       0.507
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $   0.914   $  0.659    $  0.545    $  (0.396)   $   1.225    $  1.006
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $  (0.462)  $ (0.481)   $ (0.486)   $  (0.398)   $  (0.480)   $ (0.499)
In excess of net investment income                             (0.002)    (0.008)     (0.019)      (0.062)      (0.114)     (0.144)
From net realized gain on investment transactions                  --         --          --       (0.028)      (0.058)     (0.013)
In excess of net realized gain on investment transactions          --         --          --       (0.016)      (0.033)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.464)  $ (0.489)   $ (0.505)   $  (0.504)   $  (0.685)   $ (0.656)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of year                                $  10.870   $ 10.420    $ 10.250    $  10.210    $  11.110    $ 10.570
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                9.01%      6.50%       5.61%       (3.66)%      12.06%      10.13%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                       $ 148,542   $171,067    $186,363    $ 197,082    $ 188,290    $107,034
Ratio of net expenses to average daily net assets/(2)(3)/        1.60%      1.61%       1.51%        1.49% +      1.54%       1.61%
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                               1.58%      1.60%         --           --           --          --
Ratio of net investment income to average daily net assets       4.40%      4.44%       4.84%        4.49% +      4.40%       4.65%
Portfolio Turnover/(4)/                                            --         --          --           --           28%         72%
-----------------------------------------------------------------------------------------------------------------------------------

  +   Annualized.
  *   For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                       Marathon Minnesota Fund
                                                           ------------------------------------------------------------------------
                                                                                          Year Ended
                                                           ------------------------------------------------------------------------
                                                                                July 31,                          September 30,
                                                           -----------------------------------------------   ----------------------
                                                               1997        1996       1995        1994*         1993          1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                           $10.070     $  9.950   $10.040     $10.910       $ 10.310     $10.080
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $ 0.466     $  0.468   $ 0.470     $ 0.383       $  0.473     $ 0.505
Net realized and unrealized gain (loss) on investments         0.415        0.123    (0.053)     (0.788)         0.749       0.361
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $ 0.881     $  0.591   $ 0.417     $(0.405)      $  1.222     $ 0.866
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.461)    $ (0.468)  $(0.470)    $(0.383)      $ (0.473)    $(0.505)
In excess of net investment income                                --       (0.003)   (0.037)     (0.073)        (0.125)     (0.131)
From net realized gain on investment transactions                 --           --        --      (0.009)            --          --
In excess of net realized gain on investment transactions         --           --        --          --         (0.024)         --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $(0.461)    $ (0.471)  $(0.507)    $(0.465)      $ (0.622)    $(0.636)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                               $10.490     $ 10.070   $ 9.950     $10.040       $ 10.910     $10.310
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               9.01%        6.00%     4.41%      (3.81)%        12.28%       8.82%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                        $67,781     $ 74,374   $78,970     $79,223       $ 68,004     $26,670
Ratio of net expenses to average daily net assets/(2)(3)/       1.58%        1.56%     1.52%       1.54%+         1.59%       1.42%
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                              1.55%        1.54%       --          --             --          --
Ratio of net investment income to average daily net assets      4.62%        4.63%     4.80%       4.38%+         4.38%       4.74%
Portfolio Turnover/(4)/                                           --           --        --          --             16%         25%
-----------------------------------------------------------------------------------------------------------------------------------
+++   For the years ended September 30, 1993 and 1992, the operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
      Expenses/(2)(3)/                                                                                            1.61%       2.05%
      Net investment income                                                                                       4.37%       4.11%
Net investment income per share                                                                               $  0.472     $ 0.438
-----------------------------------------------------------------------------------------------------------------------------------

  +   Annualized.
  *   For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                   Marathon New Jersey Fund
                                                           ------------------------------------------------------------------------
                                                                                          Year Ended
                                                           ------------------------------------------------------------------------
                                                                                July 31,                          September 30,
                                                           -----------------------------------------------   ----------------------
                                                               1997        1996       1995        1994*         1993          1992
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                           $10.440     $10.360    $10.410      $11.350       $10.680    $ 10.380
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                        $ 0.506     $ 0.505    $ 0.505      $ 0.421       $ 0.514    $  0.516
Net realized and unrealized gain (loss) on investments         0.493       0.084     (0.009)      (0.836)        0.841       0.452
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                          $ 0.999     $ 0.589    $ 0.496      $(0.415)      $ 1.355    $  0.968
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                   $(0.499)    $(0.505)   $(0.505)     $(0.421)      $(0.514)   $ (0.516)
In excess of net investment income                                --      (0.004)    (0.035)      (0.075)       (0.112)     (0.124)
From net realized gain on investment transactions                 --          --         --       (0.029)       (0.059)     (0.028)
In excess of net realized gain on investment transactions         --          --     (0.006)          --            --          --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $(0.499)    $(0.509)   $(0.546)     $(0.525)      $(0.685)   $ (0.668)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of year                                 $10.940     $10.440    $10.360      $10.410       $11.350    $ 10.680
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               9.85%       5.74%      5.04%       (3.77)%       13.15%       9.64%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                       $345,080    $378,649   $404,861     $420,117      $395,421    $235,324
Ratio of net expenses to average daily net assets/(2)(3)/       1.59%       1.57%      1.53%        1.48%+        1.56%       1.63%
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                              1.57%       1.56%        --           --            --          --
Ratio of net investment income to average daily net assets      4.82%       4.80%      4.97%        4.64%+        4.66%       4.83%
Portfolio Turnover/(4)/                                           --          --         --           --            20%         74%
-----------------------------------------------------------------------------------------------------------------------------------

  +   Annualized.
  *   For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                  Marathon Pennsylvania Fund
                                                           -----------------------------------------------------------------------
                                                                                           Year Ended
                                                           -----------------------------------------------------------------------
                                                                                July 31,                        September 30,
                                                           -----------------------------------------------  ----------------------
                                                               1997        1996         1995     1994*          1993      1992
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                        $ 10.430    $ 10.320     $ 10.340   $ 11.310     $ 10.650   $ 10.350
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       $  0.522    $  0.512     $  0.507   $  0.422     $  0.520   $  0.531
Net realized and unrealized gain (loss) on investments         0.458       0.108        0.004++   (0.841)       0.794      0.430
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                         $  0.980    $  0.620     $  0.511   $ (0.419)    $  1.314   $  0.961
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  $ (0.510)   $ (0.510)    $ (0.507)  $ (0.422)    $ (0.520)  $ (0.531)
In excess of net investment income                                --          --       (0.024)    (0.069)      (0.115)    (0.130)
From net realized gain on investment transactions                 --          --           --     (0.042)      (0.019)        --
In excess of net realized gain on investment transactions         --          --           --     (0.018)          --         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $ (0.510)   $ (0.510)    $ (0.531)  $ (0.551)    $ (0.654)  $ (0.661)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                              $ 10.900    $ 10.430     $ 10.320   $ 10.340     $ 11.310   $ 10.650
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                               9.66%       6.08%        5.24%     (3.84)%      12.76%      9.56%
----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                       $395,974    $441,104     $495,856   $530,115     $499,601   $280,193
Ratio of net expenses to average daily net assets/(2)(3)/       1.61%       1.58%        1.51%      1.46%+       1.56%      1.64%
Ratio of net expenses to average daily net assets, after
     custodian fee reduction/(2)/                               1.56%       1.54%          --         --           --         --
Ratio of net investment income to average daily net
    assets                                                      4.93%       4.89%        5.04%      4.68%+       4.70%      4.92%
Portfolio Turnover/(4)/                                           --          --           --         --            6%        15%
----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*     For the ten months ended July 31, 1994.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                          Marathon Texas Fund
                                                               ---------------------------------------------------------------------
                                                                                              Year Ended
                                                               ---------------------------------------------------------------------
                                                                                July 31,                           September 30,
                                                               ----------------------------------------    -------------------------
                                                                 1997       1996       1995       1994*       1993          1992**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--   Beginning of year                          $10.440   $ 10.280    $10.210    $11.110    $ 10.450       $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                          $ 0.489   $  0.492    $ 0.532    $ 0.436    $  0.515       $ 0.255
Net realized and unrealized gain (loss) on investments           0.526      0.177      0.084     (0.824)      0.787         0.516
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                            $ 1.015   $  0.669    $ 0.616    $(0.388)   $  1.302       $ 0.771
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                     $(0.495)  $ (0.509)   $(0.532)   $(0.436)   $ (0.515)      $(0.255)
In excess of net investment income                                  --         --     (0.014)    (0.076)     (0.106)       (0.066)
In excess of net realized gain on investment transactions           --         --         --         --      (0.021)          --
------------------------------------------------------------------------------------------------------------------------------------

Total distributions                                            $(0.495)  $ (0.509)   $(0.546)   $(0.512)   $ (0.642)      $(0.321)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                 $10.960   $ 10.440    $10.280    $10.210    $ 11.110       $10.450
------------------------------------------------------------------------------------------------------------------------------------

Total Return /1/                                                 10.00%      6.60%      6.36%     (3.65)%     12.90%         7.51%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                          $21,283   $ 23,996    $27,762    $26,677    $ 16,338       $ 4,020
Ratio of net expenses to average daily net assets /2//3/          1.57%      1.43%      0.99%      0.82%+      1.06%         1.00%+
Ratio of net expenses to average daily net assets, after
     custodian fee reduction /2/                                  1.55%      1.39%        --          --          --              --
Ratio of net investment income to average daily net assets        4.61%      4.70%      5.29%      4.81%+      4.67%         4.61%+

Portfolio Turnover /4/                                              --         --         --         --           7%           11%
------------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
    Expenses /2//3/                                                  1.53%         1.44%      1.67%+         2.55%         2.35%+
    Expenses after custodian fee reduction (2)                       1.49%           --         --             --            --
    Net investment income                                            4.60%         4.84%      3.96%+         3.18%         3.26%+
Net investment income per share                                  $  0.482       $ 0.487    $ 0.359       $  0.350       $ 0.180
------------------------------------------------------------------------------------------------------------------------------------

+   Annualized.
*   For the ten months ended July 31, 1994.
** For the period from the start of business, March 24, 1992, to September 30, 1992.
/1/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/2/ Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/3/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/4/ Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS



1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty Funds, eight of which, each non-diversified, are included in these financial statements. They include EV Marathon Arizona Municipals Fund ("Marathon Arizona Fund"), EV Marathon Colorado Municipals Fund ("Marathon Colorado Fund"), EV Marathon Connecticut Municipals Fund ("Marathon Connecticut Fund"), EV Marathon Michigan Municipals Fund ("Marathon Michigan Fund"), EV Marathon Minnesota Municipals Fund ("Marathon Minnesota Fund"), EV Marathon New Jersey Municipals Fund ("Marathon New Jersey Fund"), EV Marathon Pennsylvania Municipals Fund ("Marathon Pennsylvania Fund") and EV Marathon Texas Municipals Fund ("Marathon Texas Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a Portfolio), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Arizona Fund invests its assets in the Arizona Municipals Portfolio, the Marathon Colorado Fund invests its assets in the Colorado Municipals Portfolio, the Marathon Connecticut Fund invests its assets in the Connecticut Municipals Portfolio, the Marathon Michigan Fund invests its assets in the Michigan Municipals Portfolio, the Marathon Minnesota Fund invests its assets in the Minnesota Municipals Portfolio, the Marathon New Jersey Fund invests its assets in the New Jersey Municipals Portfolio, the Marathon Pennsylvania Fund invests its assets in the Pennsylvania Municipals Portfolio and the Marathon Texas Fund invests its assets in the Texas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (98.3%, 96.0%, 98.4%, 99.2%, 96.3%, 98.3%, 98.7%, and 98.5% at July
  31, 1997 for the Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

  On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Eaton Vance Municipals Trust (the "Trust"). Under the terms of the Plan, the EV Marathon Arizona Municipals Fund, EV Marathon Colorado Municipals Fund, EV Marathon Connecticut Municipals Fund, EV Marathon Michigan Municipals Fund, EV Marathon Minnesota Municipals Fund, EV Marathon New Jersey Municipals Fund, EV Marathon Pennsylvania Municipals Fund and EV Marathon Texas Municipals Fund (the Successor Funds), separate series of the Eaton Vance Municipals Trust, would acquire substantially all of the assets and liabilities of the EV Traditional Arizona Municipals Fund, EV Traditional Colorado Municipals Fund, EV Traditional Connecticut Municipals Fund, EV Traditional Michigan Municipals Fund, EV Traditional Minnesota Municipals Fund, EV Traditional New Jersey Municipals Fund, EV Traditional Pennsylvania Municipals Fund and EV Traditional Texas Municipals Fund, respectively (the Acquired Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Funds a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class A Shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur at the close of business, July 31, 1997.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1997, the Funds, for federal income tax purposes, had capital loss carryovers which will

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryovers are as follows:

   Fund                                 Amount                   Expires
  ------------------------------------------------------------------------------
   Marathon Arizona Fund                $    4,776,889           July 31, 2004

   Marathon Colorado Fund               $    1,970,946           July 31, 2004
                                               162,075           July 31, 2003

   Marathon Connecticut Fund            $    5,022,410           July 31, 2004
                                               206,627           July 31, 2003

   Marathon Michigan Fund               $      315,466           July 31, 2005
                                             2,603,474           July 31, 2004
                                             1,242,774           July 31, 2003
                                               662,305           July 31, 2002

   Marathon Minnesota Fund              $      329,867           July 31, 2005
                                             3,725,307           July 31, 2004
                                               802,699           July 31, 2003
                                                11,959           July 31, 2002

   Marathon New Jersey Fund             $   15,920,136           July 31, 2004

   Marathon Pennsylvania Fund           $    1,914,166           July 31, 2005
                                            12,982,411           July 31, 2004
                                             4,209,137           July 31, 2003
                                               439,448           July 31, 2002

   Marathon Texas Fund                  $       78,115           July 31, 2005
                                               623,434           July 31, 2004
                                               184,977           July 31, 2003
                                                68,395           July 31, 2002

  Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

  D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the Statement Of Operations.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
  ------------------------------------------------------------------------------
  The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

  The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended July 31, 1997, the following reclassifications were made due to permanent differences between book and tax accounting for reallocation of gain/loss:

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

                        Marathon      Marathon       Marathon      Marathon
   Increase/            Arizona     Connecticut    Pennsylvania   New Jersey
   (decrease)             Fund          Fund           Fund          Fund
  ---------------------------------------------------------------------------
   Accumulated net
     realized loss on
     investments and
     financial futures
     contracts               $99     $(12,211)       $(1,003)      $(20,873)

   Accumulated
     distributions in
     excess of net
     investment income                (11,359)             -              -

   Paid-in capital           99       (23,570)        (1,003)       (20,873)
  ------------------------------------------------------------------------------

  Net investment income, net realized gains, and net assets were not affected by these reclassifications. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will not be based on tax accounting methods which may differ from amounts determined for financial statement purposes.


3 Shares of Beneficial Interest
  ------------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                   Marathon Arizona Fund
                                            ------------------------------------
                                                     Year Ended July 31,

                                                  1997                  1996
  ------------------------------------------------------------------------------
   Sales                                         587,035               786,362

   Issued to shareholders electing               184,561               230,105
     to receive payments of
     distributions in Fund shares

   Redemptions                                (2,984,656)           (2,524,433)
  ------------------------------------------------------------------------------
   Net decrease                               (2,213,060)           (1,507,966)
  ------------------------------------------------------------------------------

                                                    Marathon Colorado Fund
                                             -----------------------------------
                                                      Year Ended July 31,

                                                  1997                   1996
  ------------------------------------------------------------------------------
   Sales                                        305,999                451,567

   Issued to shareholders electing to            92,921                102,119
     receive payments of distributions
     in Fund shares

   Redemptions                                 (847,903)              (709,163)
  ------------------------------------------------------------------------------
   Net decrease                                (448,983)              (155,477)
  ------------------------------------------------------------------------------


                                                 Marathon Connecticut Fund
                                             -----------------------------------
                                                    Year Ended July 31,

                                                  1997                 1996
  ------------------------------------------------------------------------------
   Sales                                         785,303              919,865

   Issued to shareholders electing to            410,380              476,931
     receive payments of distributions
     in Fund shares

   Redemptions                                (2,893,701)          (2,399,907)
  ------------------------------------------------------------------------------
   Net decrease                               (1,698,018)          (1,003,111)
  ------------------------------------------------------------------------------

                                                   Marathon Michigan Fund
                                             -----------------------------------
                                                     Year Ended July 31,

                                                 1997                 1996
  ------------------------------------------------------------------------------
   Sales                                         273,591              582,920

   Issued to shareholders electing to            336,586              420,812
     receive payments of distributions
     in Fund shares

   Redemptions                                (3,360,285)          (2,772,953)
  ------------------------------------------------------------------------------
   Net decrease                               (2,750,108)          (1,769,221)
  ------------------------------------------------------------------------------

                                                   Marathon Minnesota Fund
                                             -----------------------------------
                                                     Year Ended July 31,

                                                   1997               1996
  ------------------------------------------------------------------------------
   Sales                                         354,478              440,323

   Issued to shareholders electing to            163,187              194,918
     electing to receive payments of
     distributions in Fund shares

   Redemptions                                (1,442,543)          (1,186,213)
  ------------------------------------------------------------------------------
   Net decrease                                 (924,878)            (550,972)
  ------------------------------------------------------------------------------


                                                  Marathon New Jersey Fund
                                             -----------------------------------
                                                     Year Ended July 31,

                                                  1997                 1996
  ------------------------------------------------------------------------------
   Sales                                       1,576,459            2,040,378

   Issued to shareholders electing to            824,152              937,046
     receive payments of distributions
     in Fund shares

   Redemptions                                (7,114,631)          (5,798,323)
  ------------------------------------------------------------------------------
   Net decrease                               (4,714,020)          (2,820,899)
  ------------------------------------------------------------------------------

EV Marathon Municipals Funds as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

                                                  Marathon Pennsylvania Fund
                                             -----------------------------------
                                                     Year Ended July 31,

                                                   1997                1996
  ------------------------------------------------------------------------------
   Sales                                       1,471,266            1,571,629

   Issued to shareholders electing to            853,998            1,002,119
     receive payments of distributions
     in Fund shares

   Redemptions                                (8,289,968)          (8,334,163)
  ------------------------------------------------------------------------------
   Net decrease                               (5,964,704)          (5,760,415)
  ------------------------------------------------------------------------------


                                                     Marathon Texas Fund
                                             -----------------------------------
                                                      Year Ended July 31,

                                                 1997                   1996
  ------------------------------------------------------------------------------
   Sales                                       156,332                 103,039

   Issued to shareholders electing to           37,478                  44,489
     receive payments of distributions
     in Fund shares

   Redemptions                                (549,906)               (551,219)
  ------------------------------------------------------------------------------
   Net decrease                               (356,096)               (403,691)
  ------------------------------------------------------------------------------


4 Transactions with Affiliates
  ------------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR.

  Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of EVM and BMR.


5 Distribution Plan
  ------------------------------------------------------------------------------
  Each Fund has adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the principal underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Fund's daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for shares sold plus
  (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces the Fund's net assets. For the year ended July 31, 1997, Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund paid $884,420, $307,911, $1,324,103, $1,195,780, $523,956, $2,705,068, $3,113,225 and
  $167,369, respectively, to EVD, representing 0.75% of each Fund's average daily net assets. At July 31, 1997, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund were approximately $3,305,000, $1,522,000, $5,372,000, $3,764,000, $2,052,000, $8,681,000, $10,506,000 and $570,000, respectively.

  In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended July 31, 1997, Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund paid or accrued service fees to or payable to EVD in the amount of $216,466, $69,888, $314,670, $291,628, $124,372, $648,113, $774,015 and $41,527, respectively.
  Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such

EV Marathon Municipals Fund as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

  Certain officers and Trustees of the Funds are officers or directors of EVD.

6 Contingent Deferred Sales Charge
  ------------------------------------------------------------------------------
  A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $581,000, $206,000, $528,000, $510,000, $296,000, $1,212,000, $1,294,000 and $88,000 of CDSC paid by shareholders of Marathon Arizona Fund, Marathon Colorado Fund, Marathon Connecticut Fund, Marathon Michigan Fund, Marathon Minnesota Fund, Marathon New Jersey Fund, Marathon Pennsylvania Fund and Marathon Texas Fund, respectively, for the year ended July 31, 1997.

7 Investment Transactions
  ------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 1997 were as follows:

   Marathon Arizona Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  6,313,284
   Decreases                                                        36,184,826


   Marathon Colorado Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  3,193,770
   Decreases                                                        10,198,536


   Marathon Connecticut Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  8,815,104
   Decreases                                                        35,647,402


   Marathon Michigan Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  3,537,095
   Decreases                                                        41,468,753


   Marathon Minnesota Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  3,707,959
   Decreases                                                        16,903,086


   Marathon New Jersey Fund
  ------------------------------------------------------------------------------
   Increases                                                      $ 17,209,895
   Decreases                                                        87,102,850


   Marathon Pennsylvania Fund
  ------------------------------------------------------------------------------
   Increases                                                      $ 16,478,004
   Decreases                                                       104,394,263


   Marathon Texas Fund
  ------------------------------------------------------------------------------
   Increases                                                      $  1,715,747
   Decreases                                                         6,775,928

8 Subsequent Event
  ------------------------------------------------------------------------------
  Effective August 1, 1997, the EV Marathon Arizona Municipals Fund, EV Marathon Colorado Municipals Fund, EV Marathon Connecticut Municipals Fund, EV Marathon Michigan Municipals Fund, EV Marathon Minnesota Municipals Fund, EV Marathon New Jersey Municipals Fund, EV Marathon Pennsylvania Municipals Fund and EV Marathon Texas Municipals Fund changed their respective names to Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund, Eaton Vance Pennsylvania Municipals Fund and Eaton Vance Texas Municipals Fund.

EV Marathon Municipals Funds as of July 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders of:
Eaton Vance Municipals Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of EV Marathon Arizona Municipals Fund, EV Marathon Colorado Municipals Fund, EV Marathon Connecticut Municipals Fund, EV Marathon Michigan Municipals Fund, EV Marathon Minnesota Municipals Fund, EV Marathon New Jersey Municipals Fund, EV Marathon Pennsylvania Municipals Fund and EV Marathon Texas Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of July 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1997 and 1996 and financial highlights for the years ended July 31, 1997, 1996 and 1995, the ten months ended July 31, 1994 and for the years ended September 30, 1993 and 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned Funds of Eaton Vance Municipals Trust at July 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                  DELOITTE & TOUCHE LLP
                                  Boston, Massachusetts
                                  September 5, 1997

Arizona Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments-- 100.0%

Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000
Moody's  & Poor's   omitted)        Security                       Value
--------------------------------------------------------------------------------

Assisted Living -- 1.6%
--------------------------------------------------------------------------------
 NR      NR         $ 1,800         Arizona Health Facilities
                                    Authority, (Mesa Project),
                                    7.625%, 1/1/26                 $ 1,802,268
--------------------------------------------------------------------------------
                                                                   $ 1,802,268
--------------------------------------------------------------------------------

Education -- 6.6%
--------------------------------------------------------------------------------
 NR      NR         $ 2,000         Arizona Educational Loan
                                    Marketing Corp., (AMT),
                                    6.25%, 6/1/06                  $ 2,152,920
 NR      NR           2,000         Arizona Educational Loan
                                    Marketing Corp., (AMT),
                                    6.30%, 12/1/08                   2,134,540
 A       NR           1,500         Arizona Student Loan
                                    Acquisition Authority, (AMT),
                                    7.625%, 5/1/10                   1,678,920
 A1      AA           1,250         University of Arizona,
                                    6.25%, 6/1/11                    1,363,000
--------------------------------------------------------------------------------
                                                                   $ 7,329,380
--------------------------------------------------------------------------------

Electric Utilities -- 11.9%
--------------------------------------------------------------------------------
 A       A+         $ 1,000         Commonwealth of Puerto Rico,
                                    Telephone Authority,
                                    Variable Rate, 1/1/20/(1)/     $ 1,106,250
 Ba2     BB+          3,500         Maricopa County, AZ, Pollution
                                    Control, 6.375%, 8/15/23         3,637,514
 Baa1    BBB+         5,300         Navajo County, AZ, Pollution
                                    Control, 5.875%, 8/15/28         5,427,941
 Baa1    BBB+           550         Puerto Rico Electric Power
                                    Authority, 7.00%, 7/1/07           591,168
 Baa1    BBB+           370         Puerto Rico Electric Power
                                    Authority, 7.125%, 7/1/14          397,184
 Aa      AA           1,000         Salt River Project Agricultural
                                    Improvement and Power District,
                                    5.25%, 1/1/19                    1,001,170
 Aa      AA           1,000         Salt River Project Agricultural
                                    Improvement and Power District,
                                    6.25%, 1/1/27                    1,074,090
--------------------------------------------------------------------------------
                                                                   $13,235,317
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 10.8%
--------------------------------------------------------------------------------
 Aaa     AA         $ 1,000         Arizona Transportation Board
                                    Highway, 6.50%, 7/1/11         $ 1,116,000
 NR      AAA          1,000         Glendale, AZ, Industrial
                                    Development Authority,
                                    7.125%, 7/1/20                   1,186,430
 Aaa     AAA          7,500         Maricopa County, AZ, Single
                                    Family Mortgage, 0.00%, 2/1/16   2,836,800
 Aaa     AAA          1,750         Phoenix, AZ, Civic Improvement
                                    Excise Tax, (MBIA), 6.60%,
                                    7/1/08                           1,993,128
 Aaa     AAA          5,000         Phoenix, AZ, Industrial
                                    Development Authority, IDA,
                                    Single Family, 0.00%, 12/1/14    2,034,650
 NR      AA           2,500         Phoenix, AZ, Street and Highway
                                    User, 6.25%, 7/1/11              2,798,775
--------------------------------------------------------------------------------
                                                                   $11,965,783
--------------------------------------------------------------------------------

General Obligations -- 6.2%
--------------------------------------------------------------------------------
 Aa1     AA+        $ 2,000         Phoenix, AZ, 5.25%, 7/1/20     $ 2,021,100
 Aa1     AA+          1,500         Phoenix, AZ, 6.375%, 7/1/13      1,651,755
 Baa1    A            1,000         Puerto Rico Aqueduct and Sewer
                                    Authority, 5.00%, 7/1/19           966,370
 NR      A            2,000         Tatum Ranch, AZ, 6.875%, 7/1/16  2,206,780
--------------------------------------------------------------------------------
                                                                   $ 6,846,005
--------------------------------------------------------------------------------

Hospitals -- 4.3%
--------------------------------------------------------------------------------
 NR      BBB        $ 1,130         Arizona Health Facilities
                                    Authority, (Phoenix Memorial
                                    Hospital), 8.125%, 6/1/12      $ 1,239,497
 NR      BBB          1,250         Arizona Health Facilities,
                                    (Phoenix Memorial Hospital),
                                    8.20%, 6/1/21/(2)/               1,374,450
 Baa1    BBB-         1,000         Maricopa County, AZ, (Sun Health
                                    Corporation), 8.125%, 4/1/12     1,178,070
 NR      NR             905         Winslow, AZ, Industrial
                                    Development Authority (Winslow
                                    Memorial Hospital), 9.50%,
                                    6/1/22                           1,022,931
--------------------------------------------------------------------------------
                                                                   $ 4,814,948
--------------------------------------------------------------------------------

Housing -- 9.9%
--------------------------------------------------------------------------------
 NR      A          $ 2,250         Maricopa County, AZ, IDA,
                                    (Greenery Apartments), 6.625%,
                                    7/1/26                         $ 2,350,305
 NR      A            2,000         Maricopa County, AZ, IDA,
                                    (Laguna Point Apartments),
                                    6.75%, 7/1/19                    2,096,660
 NR      A            3,000         Maricopa County, AZ, IDA,
                                    Multi-family, 6.625%, 1/1/27     3,150,630
 NR      NR           1,250         Maricopa County, AZ, IDA, Place
                                    Five and The Greenery Projects,
                                    8.625%, 1/1/11                   1,273,638

                       See notes to financial statements

Arizona Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)    Principal
--------------------   Amount
         Standard      (000
Moody's  & Poor's      omitted)     Security                      Value
--------------------------------------------------------------------------------

Housing (continued)
--------------------------------------------------------------------------------
 NR      AA            $1,000       Phoenix, AZ, (Woodstone and
                                    Silver Springs Apartments),
                                    Multi-family Housing, (Asset
                                    Guaranty), 6.25%, 4/1/23      $  1,033,680
 NR      AAA            1,000       Tempe, AZ, Industrial
                                    Development Authority,
                                    (Quadrangle Village
                                    Apartments), 6.25%, 6/1/26       1,035,540
--------------------------------------------------------------------------------
                                                                  $ 10,940,453
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 1.9%
--------------------------------------------------------------------------------
 A1      NR            $1,000       Casa Grande, AZ, Pollution
                                    Control, (Frito Lay, Inc.),
                                    6.60%, 12/1/10                $  1,100,090
 A2      A              1,000       Greenlee County, AZ,
                                    Pollution Control, (Phelps
                                    Dodge Corp.), 5.45%, 6/1/09      1,036,730
--------------------------------------------------------------------------------
                                                                  $  2,136,820
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.0%
--------------------------------------------------------------------------------
 Aaa     AAA           $2,910       Pima County, AZ, (Irvington
                                    Power), (FGIC), 7.25%,
                                    7/15/10                       $  3,271,044
--------------------------------------------------------------------------------
                                                                  $  3,271,044
--------------------------------------------------------------------------------

Insured-General Obligations -- 8.2%
--------------------------------------------------------------------------------
 NR      AAA           $1,500       Commonwealth of Puerto Rico
                                    "RIBS", (AMBAC), Variable
                                    Rate, 7/1/15/(1)/             $  1,663,125
 Aaa     AAA            1,000       Commonwealth of Puerto Rico,
                                    Variable Rate, (FSA),
                                    7/1/20/(1)/                      1,102,500
 Aaa     AAA            1,000       Maricopa County, AZ, Alhambra
                                    Elementary School District
                                    (AMBAC), 5.625%, 7/1/13          1,046,390
 Aaa     AAA            1,000       Maricopa County, AZ, Alhambra
                                    School District (AMBAC),
                                    5.125%, 7/1/13                   1,011,080
 Aaa     AAA            1,000       Maricopa County, AZ, Chandler
                                    Unified School District (FGIC),
                                    6.40%, 7/1/10                    1,083,380
 Aaa     AAA            1,000       Maricopa County, AZ, School
                                    District, (MBIA), 6.40%,
                                    7/1/10                           1,083,750
 Aaa     AAA            1,000       Maricopa County, AZ, Tolleson
                                    High School District (MBIA),
                                    5.00%, 7/1/13                    1,003,200
 Aaa     AAA            1,000       Puerto Rico (FSA), Variable
                                    Rate, 7/1/22/(1)/                1,116,250
--------------------------------------------------------------------------------
                                                                  $  9,109,675
--------------------------------------------------------------------------------

Insured-Hospitals -- 17.8%
--------------------------------------------------------------------------------
 Aaa     AAA           $2,140       Arizona Health Facilities
                                    Authority, (MBIA), 5.25%,
                                    10/1/26                       $  2,111,517
 Aaa     AAA            2,000       Maricopa County, AZ, Hospital
                                    District No. 1, (FGIC),
                                    6.125%, 6/1/15                   2,139,400
 Aaa     AAA            2,000       Maricopa County, AZ,
                                    Samaritan Health, (MBIA),
                                    7.00%, 12/1/16                   2,491,900
 Aaa     AAA            2,000       Mohave County, AZ, (Kingman
                                    Regional Medical Center)
                                    (FGIC), 6.50%, 6/1/15            2,187,080
 Aaa     AAA            1,000       Pima County, AZ, (Carondelet
                                    Health Care Corp.) (MBIA),
                                    5.25%, 7/1/12                    1,047,500
 Aaa     AAA            3,500       Pima County, AZ, (Tucson
                                    Medical Center) (MBIA),
                                    5.00%, 4/1/15                    3,443,300
 Aaa     AAA            1,500       Pima County, AZ, (Tucson
                                    Medical Center) (MBIA),
                                    6.375%, 4/1/12                   1,640,790
 Aaa     AAA            1,000       Pima County, AZ, Industrial
                                    Development Authority, (MBIA),
                                    5.25%, 7/1/11                    1,050,450
 Aaa     AAA            1,500       Scottsdale, AZ, Industrial
                                    Development Authority,
                                    (AMBAC), 6.125%, 9/1/17          1,640,175
 Aaa     AAA            1,000       University of Arizona Medical
                                    Center Corp. (MBIA), 5.00%,
                                    7/1/21                             963,490
 Aaa     AAA            1,000       Yuma, AZ, Industrial
                                    Development Authority, (MBIA),
                                    5.50%, 8/1/17                    1,025,630
--------------------------------------------------------------------------------
                                                                  $ 19,741,232
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.0%
--------------------------------------------------------------------------------
 Aaa     AAA           $1,000       Chandler, AZ, Water and Sewer
                                    (FGIC), 6.25%, 7/1/13         $  1,089,200
 Aaa     AAA            1,200       Phoenix, AZ, (Civic
                                    Improvement Corp.) (MBIA),
                                    5.00%, 7/1/18                    1,171,056
--------------------------------------------------------------------------------
                                                                  $  2,260,256
--------------------------------------------------------------------------------

Special Tax Revenue -- 1.9%
--------------------------------------------------------------------------------
 Baa1    A             $1,000       Commonwealth of Puerto Rico
                                    Highway and Transportation
                                    Authority, 5.50%, 7/1/36      $  1,022,450
 NR      NR             1,000       Virgin Islands Public Finance
                                    Authority, 7.25%, 10/1/18        1,109,010
--------------------------------------------------------------------------------
                                                                  $  2,131,460
--------------------------------------------------------------------------------


                       See notes to financial statements

Arizona Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)    Principal
-------------------    Amount
         Standard      (000
Moody's  & Poor's      omitted)     Security                      Value
--------------------------------------------------------------------------------

Transportation -- 4.8%
--------------------------------------------------------------------------------
 NR      BBB           $3,000       Guam Airport Authority,
                                    (AMT), 6.70%, 10/1/23         $  3,233,670
 Baa3    BBB-           2,000       Puerto Rico Port Authority,
                                    (American Airlines), (AMT),
                                    6.25%, 6/1/26                    2,145,520
--------------------------------------------------------------------------------
                                                                  $  5,379,190
--------------------------------------------------------------------------------

Water and Sewer -- 9.1%
--------------------------------------------------------------------------------
 Aa1     AA+           $2,000       Arizona Wastewater Management
                                    Authority, 6.80%, 7/1/11      $  2,247,080
 A1      AA-            1,000       Central Arizona Water
                                    Conservation District, 5.50%,
                                    11/1/09                          1,083,490
 Aa3     A              5,000       Phoenix, AZ, (Civic
                                    Improvement Corp.), 4.75%,
                                    7/1/23                           4,588,299
 Aa3     A              1,100       Phoenix, AZ, (Civic
                                    Improvement Corp.), 5.00%,
                                    7/1/18                           1,066,648
 A1      A+             1,000       Tucson, AZ, Water Systems,
                                    6.50%, 7/1/16                    1,085,960
--------------------------------------------------------------------------------
                                                                  $ 10,071,477
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
   (identified cost $100,333,893)                                 $111,035,308
--------------------------------------------------------------------------------

AMT-Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 32.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.0% to 17.1% of total investments.

/(1)/Security has been issued as an inverse floater bond.
/(2)/Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Colorado Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Rating (Unaudited)
------------------ Principal
                   Amount
         Standard  (000
Moody's  & Poor's  omitted)   Security                              Value
--------------------------------------------------------------------------------

Electric Utilities -- 1.3%
--------------------------------------------------------------------------------
NR       BBB       $  500     Guam Power Authority,
                              6.625%, 10/1/14                       $   544,340
--------------------------------------------------------------------------------
                                                                    $   544,340
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 9.9%
--------------------------------------------------------------------------------
NR       AAA       $4,000     Colorado Health Facilities Authority,
                              (Liberty Heights), (FSA),
                              0.00%, 7/15/24                        $   933,920

Aa2      NR         1,000     Colorado Housing and Finance
                              Authority, Retirement Housing,
                              (Liberty Heights Project), (AMT),
                              7.55%, 11/1/27                          1,128,280

Aaa      NR         8,500     Dawson Ridge, Metropolitan
                              District #1, Douglas County, CO,
                              0.00%, 10/1/22                          2,122,365
--------------------------------------------------------------------------------
                                                                    $ 4,184,565
--------------------------------------------------------------------------------

General Obligations -- 2.6%
--------------------------------------------------------------------------------
A1       AA        $1,000     Boulder and Gilpin Counties, Boulder
                              Valley School District,
                              6.30%, 12/1/13                        $ 1,100,090
--------------------------------------------------------------------------------
                                                                    $ 1,100,090
--------------------------------------------------------------------------------

Hospitals -- 18.9%
--------------------------------------------------------------------------------
NR       NR        $  900     Colorado Health Facilities Authority,
                              (Cleo Wallace Center),
                              7.00%, 8/1/15                         $   935,577

NR       BBB-         650     Colorado Health Facilities Authority,
                              (National Jewish Center For
                              Immunology and Respiratory
                              Medicine), 6.875%, 2/15/12                675,428

Baa1     NR         2,000     Colorado Health Facilities Authority,
                              (Parkview Memorial Hospital),
                              6.125%, 9/1/25                          2,053,580

Baa      BBB        2,050     Colorado Health Facilities Authority,
                              (Rocky Mountain Adventist
                              Healthcare), 6.625%, 2/1/13             2,174,681

NR       BBB        2,000     Colorado Health Facilities Authority,
                              (Vail Valley Medical Center),
                              6.60%, 1/15/20                          2,116,300
--------------------------------------------------------------------------------
                                                                    $ 7,955,566
--------------------------------------------------------------------------------

Housing -- 15.4%
--------------------------------------------------------------------------------
NR       AAA       $1,000     City of Lakewood, Multi-family
                              Housing, FHA Insured Mortgage Loan,
                              (AMT), 6.65%, 10/1/25                 $ 1,058,980

Aa       AA           750     Colorado Housing and Finance
                              Authority, Multi-family Mortgage
                              Revenue, MFMR, (AMT),
                              6.40%, 10/1/27                            789,615

Aa2      NR         1,510     Colorado Housing and Finance
                              Authority, Single Family Access
                              Program, 7.90%, 12/1/24                 1,697,285

Aa2      NR           805     Colorado Housing and Finance
                              Authority, Single Family Access
                              Program, 8.00%, 12/1/24                   916,831

Aa2      NR           565     Colorado Housing and Finance
                              Authority, Single Family Housing,
                              (AMT), 7.65%, 12/1/25                     636,393

NR       AAA        1,000     Denver, CO, Multifamily Housing,
                              (Lofts Project), (AMT),
                              6.15%, 12/1/16                          1,037,060

NR       NR           345     Lake Creek Affordable Housing Corp.,
                              Multi-family, 8.00%, 12/1/23              363,951
--------------------------------------------------------------------------------
                                                                    $ 6,500,115
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.9%
--------------------------------------------------------------------------------
A2       NR        $1,250     Commonwealth of Puerto Rico
                              Industrial, Medical and Environmental
                              Pollution Control Facility Finance
                              Authority (American Home Products),
                              5.10%, 12/1/18                        $ 1,227,588
--------------------------------------------------------------------------------
                                                                    $ 1,227,588
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 2.1%
--------------------------------------------------------------------------------
Aaa      AAA       $  300     Commonwealth of Puerto Rico Electric
                              Power Authority, (FSA), Variable
                              Rate, 7/1/03/(1)/                     $   342,375

Aaa      AAA          500     Commonwealth of Puerto Rico,
                              Telephone Authority, (MBIA), Variable
                              Rate, 1/16/15/(1)/                        520,625
--------------------------------------------------------------------------------
                                                                    $   863,000
--------------------------------------------------------------------------------

Insured-General Obligations -- 11.9%
--------------------------------------------------------------------------------
Aaa      AAA       $1,000     Douglas and Elbert Counties, Douglas
                              County School District, (MBIA),
                              6.40%, 12/15/11                       $ 1,132,960

Aaa      AAA        1,750     Eagle, Garfield and Routt Counties,
                              School District No. RE 50J, (FGIC),
                              6.30%, 12/1/12                          1,952,545

                       See notes to financial statements

Colorado Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Rating (Unaudited)
------------------ Principal
                   Amount
         Standard  (000
Moody's  & Poor's  omitted)   Security                              Value
--------------------------------------------------------------------------------

Insured-General Obligations (continued)
--------------------------------------------------------------------------------
Aaa      AAA       $1,160     Highlands Ranch Metropolitan District
                              No. 2, (FSA), 6.50%, 6/15/10/(2)/     $ 1,363,568

Aaa      AAA        1,265     Larimer, Weld and Boulder County,
                              CO, (FGIC), 0.00%, 12/15/12               578,067
--------------------------------------------------------------------------------
                                                                    $ 5,027,140
--------------------------------------------------------------------------------

Insured-Housing -- 2.6%
--------------------------------------------------------------------------------
Aaa      AAA       $1,000     City of Thornton, SCA Realty MFMR,
                              (FSA), 7.10%, 1/1/30                  $ 1,095,930
--------------------------------------------------------------------------------
                                                                    $ 1,095,930
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.6%
--------------------------------------------------------------------------------
Aaa      AAA       $1,000     City of Broomfield Sales and Use Tax,
                              (AMBAC), 6.30%, 12/1/14               $ 1,086,410
--------------------------------------------------------------------------------
                                                                    $ 1,086,410
--------------------------------------------------------------------------------

Insured-Transportation -- 1.8%
--------------------------------------------------------------------------------
Aaa      AAA       $  750     Denver, CO, (Denver International
                              Airport), (AMT), (MBIA),
                              5.75%, 11/15/15                       $   776,715
--------------------------------------------------------------------------------
                                                                    $   776,715
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.3%
--------------------------------------------------------------------------------
Aaa      AAA       $1,000     Municipal Subdistrict, Northern
                              Colorado Water Conservancy District,
                              (AMBAC), 5.00%, 12/1/17               $   971,340
--------------------------------------------------------------------------------
                                                                    $   971,340
--------------------------------------------------------------------------------

Special Tax Revenue -- 4.3%
--------------------------------------------------------------------------------
Baa1     A         $1,750     Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/36                         $ 1,789,288
--------------------------------------------------------------------------------
                                                                    $ 1,789,288
--------------------------------------------------------------------------------

Transportation -- 18.9%
--------------------------------------------------------------------------------
Baa3     BB+       $2,000     Denver, CO, (United Airlines), (AMT),
                              6.875%, 10/1/32                       $ 2,155,060

Baa1     BBB        1,500     Denver, CO, Airport System Revenue,
                              (AMT), 6.75%, 11/15/22                  1,613,130

Baa1     BBB          750     Denver, CO, Airport System Revenue,
                              (AMT), 7.00%, 11/15/25                    800,040

Baa1     BBB          500     Denver, CO, Airport System Revenue,
                              (AMT), 7.50%, 11/15/23                    581,160

NR       NR        $  500     Eagle County, CO, (Eagle County
                              Airport Terminal Project), (AMT),
                              7.50%, 5/1/21                         $   530,760

NR       BBB          750     Guam Airport Authority, (AMT),
                              6.60%, 10/1/10                            808,635

NR       BBB          100     Guam Airport Authority, (AMT),
                              6.70%, 10/1/23                            107,789

Baa3     BBB-       1,250     Puerto Rico Port Authority, (American
                              Airlines), (AMT), 6.25%, 6/1/26         1,340,950
--------------------------------------------------------------------------------
                                                                    $ 7,937,524
--------------------------------------------------------------------------------

Water and Sewer -- 2.5%
--------------------------------------------------------------------------------
NR       NR        $1,000     Cottonwood Water and Sanitation
                              District, 7.75%, 12/1/20              $ 1,038,040
--------------------------------------------------------------------------------
                                                                    $ 1,038,040
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
  (identified cost $38,187,386)                                     $42,097,651
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Colorado municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 28.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.6% to 8.9% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)  Principal
-------------------  Amount
         Standard    (000
Moody's  & Poor's    omitted)       Security                      Value
--------------------------------------------------------------------------------
Education -- 8.8%
--------------------------------------------------------------------------------
 NR      BBB-       $ 4,775         Connecticut Health and
                                    Education Facilities
                                    Authority, (Quinnipiac
                                    College), 6.00%, 7/1/23        $ 4,834,640
 Baa3    BBB-         1,000         Connecticut HEFA, (Sacred
                                    Heart University), 5.80%,
                                    7/1/23                             990,680
 Ba2     BBB-         5,500         Connecticut HEFA, (University
                                    of Hartford), 6.80%, 7/1/22      5,651,854
 Aaa     AAA          3,400         Connecticut HEFA, (Yale
                                    University), Variable Rate,
                                    6/10/30/(1)/                     3,672,000
--------------------------------------------------------------------------------
                                                                   $15,149,174
--------------------------------------------------------------------------------

Electric Utilities -- 5.0%
--------------------------------------------------------------------------------
 NR      BBB        $ 1,100         Guam Power Authority, 6.625%,
                                    10/1/14                        $ 1,197,548
 NR      NR           3,625         Guam Power Authority Revenue
                                    Bonds, 6.30%, 10/1/22            3,783,630
 NR      NR           3,365         Virgin Islands Water and Power
                                    Authority, 7.40%, 7/1/11         3,652,909
--------------------------------------------------------------------------------
                                                                   $ 8,634,087
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.5%
--------------------------------------------------------------------------------
 NR      A          $ 1,000         Connecticut HEFA, (Sacred
                                    Heart University), 6.80%,
                                    7/1/12                         $ 1,128,530
 A1      AAA            645         Connecticut Special Tax
                                    Obligation Bonds, (STOB),
                                    Transportation Infrastructure
                                    Purposes, 6.50%, 7/1/09            687,080
 NR      AA-            650         State of Connecticut, General
                                    Obligations Bonds, 6.875%,
                                    7/15/10                            711,913
--------------------------------------------------------------------------------
                                                                   $ 2,527,523
--------------------------------------------------------------------------------

General Obligations -- 1.6%
--------------------------------------------------------------------------------
 Aa2     AA         $ 1,270         City of Danbury, 4.50%, 2/1/14 $ 1,196,492
 NR      BBB            500         Government of Guam, 5.40%,
                                    11/15/18                           494,345
 Aa3     AA-          1,750         State of Connecticut, Capital
                                    Appreciation Bonds, 0.00%,
                                    11/1/09                            974,698
--------------------------------------------------------------------------------
                                                                   $ 2,665,535
--------------------------------------------------------------------------------

Hospitals -- 8.6%
--------------------------------------------------------------------------------
 Baa2    NR         $ 5,400         Connecticut HEFA, (Griffin
                                    Hospital), 5.75%, 7/1/23       $ 5,349,402
 NR      BBB-         2,000         Connecticut HEFA, (New Britan
                                    Memorial Hospital), 7.75%,
                                    7/1/22                           2,173,580
 NR      A+           1,100         Connecticut HEFA, (William W.
                                    Backus Hospital), 6.00%, 7/1/12  1,142,108
 NR      A+           5,780         Connecticut HEFA, (William W.
                                    Backus Hospital), 6.375%,
                                    7/1/22                           6,125,296
--------------------------------------------------------------------------------
                                                                   $14,790,386
--------------------------------------------------------------------------------

Housing -- 12.4%
--------------------------------------------------------------------------------
 Aa      AA         $ 1,695         Connecticut HFA, MRB, 6.35%,
                                    5/15/17                        $ 1,785,716
 Aa      AA             210         Connecticut HFA, MRB, 6.55%,
                                    11/15/13                           220,886
 Aa      AA           2,490         Connecticut HFA, MRB, 6.60%,
                                    11/15/23                         2,627,946
 Aa      AA           5,315         Connecticut HFA, MRB, 6.70%,
                                    11/15/12                         5,668,340
 Aa      AA           1,685         Connecticut HFA, MRB, 6.75%,
                                    11/15/23                         1,792,840
 Aa      AA             200         Connecticut HFA, MRB, 7.00%,
                                    11/15/09                           212,262
 Aa      AA              15         Connecticut HFA, MRB, 7.625%,
                                    11/15/17                            15,400
 Aa      AA           3,000         Connecticut HFA, MRB, 6.20%,
                                    5/15/14                          3,133,230
 Aa      AA           4,735         Connecticut HFA, MRB, (AMT),
                                    6.20%, 11/15/22                  4,927,241
 Aa      AA             755         Connecticut HFA, MRB, (AMT),
                                    6.90%, 5/15/20                     808,250
 Aa      NR             100         Connecticut HFA, MRB, (AMT),
                                    7.40%, 11/15/99                    102,353
--------------------------------------------------------------------------------
                                                                   $21,294,464
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.5%
--------------------------------------------------------------------------------
 Aaa     AAA        $ 1,000         Connecticut Development
                                    Authority PCR, (Pfizer Inc.),
                                    6.55%, 2/15/13                 $ 1,099,750
 NR      NR           3,065         Connecticut Development
                                    Authority, Airport Facility,
                                    (Signature Flight), (AMT),
                                    6.625%, 12/1/14                  3,181,930
--------------------------------------------------------------------------------
                                                                   $ 4,281,680
--------------------------------------------------------------------------------

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                  Value
--------------------------------------------------------------------------------
Insured-Education -- 5.4%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 4,000       Connecticut HEFA,
                                    (Choate Rosemary
                                    College), (MBIA),
                                    5.00%, 7/1/27             $ 3,885,000
 Aaa     AAA            1,555       Connecticut HEFA,
                                    (Choate Rosemary
                                    College), (MBIA),
                                    6.80%, 7/1/15/(2)/          1,786,415
 Aaa     AAA            1,000       University of Connecticut,
                                    (FGIC), 5.00%, 2/1/16         986,940
 Aaa     AAA            2,525       University of Connecticut,
                                    (MBIA), 5.25%, 4/1/14       2,577,874
--------------------------------------------------------------------------------
                                                              $ 9,236,229
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.8%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 3,160       Connecticut Municipal
                                    Electric Energy
                                    Cooperative Bonds (MBIA),
                                    5.00%, 1/1/18             $ 3,080,937
--------------------------------------------------------------------------------
                                                              $ 3,080,937
--------------------------------------------------------------------------------

Insured-General Obligations -- 1.3%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,000       City of New Britain,
                                    (MBIA), 6.00%, 3/1/12     $ 1,128,150
 Aaa     AAA            1,000       Puerto Rico Commonwealth,
                                    (MBIA), 5.375%, 7/1/25      1,009,520
--------------------------------------------------------------------------------
                                                              $ 2,137,670
--------------------------------------------------------------------------------

Insured-Hospitals -- 9.1%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,000       Connecticut HEFA,
                                    (Bridgeport Hospital),
                                    (MBIA), 6.625%, 7/1/18    $ 1,108,350
 Aaa     AAA            1,000       Connecticut HEFA,
                                    (Danbury Hospital),
                                    (AMBAC), 5.375%, 7/1/17     1,008,290
 Aaa     AAA            1,000       Connecticut HEFA,
                                    (Hospital of St.
                                    Raphael), (AMBAC),
                                    6.50%, 7/1/11               1,180,040
 Aaa     AAA            1,500       Connecticut HEFA,
                                    (Hospital of St.
                                    Raphael), (AMBAC),
                                    6.625%, 7/1/14              1,643,535
 Aaa     AAA            5,750       Connecticut HEFA,
                                    (Lawrence and Memorial
                                    Hospital), (MBIA),
                                    5.00%, 7/1/22               5,504,993
 Aaa     AAA            2,965       Connecticut HEFA,
                                    (Veterans Memorial
                                    Medical Center),
                                    (MBIA), 5.375%, 7/1/15      3,029,993
 Aaa     AAA            2,000       Connecticut HEFA,
                                    (Yale-New Haven
                                    Hospital), (MBIA),
                                    6.50%, 7/1/12               2,205,780
--------------------------------------------------------------------------------
                                                              $15,680,981
--------------------------------------------------------------------------------

Insured-Housing -- 0.2%
--------------------------------------------------------------------------------
 Aaa     AAA          $   305       Puerto Rico Housing
                                    Finance Corp., (AMBAC),
                                    7.50%, 10/1/11            $   318,984
--------------------------------------------------------------------------------
                                                              $   318,984
--------------------------------------------------------------------------------

Insured-Transportation -- 5.6%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 8,200       State of Connecticut,
                                    Airport Revenue
                                    Bonds, (Bradley
                                    International),
                                    (FGIC), 7.65%, 10/1/12    $ 9,634,835
--------------------------------------------------------------------------------
                                                              $ 9,634,835
--------------------------------------------------------------------------------

Nursing Homes -- 14.2%
--------------------------------------------------------------------------------
 NR      NR           $ 1,240       Connecticut Development
                                    Authority, (Baptist
                                    Homes), 9.00%, 9/1/22     $ 1,408,826
 A2      NR             9,000       Connecticut Development
                                    Authority, Health
                                    Care Bonds, (Duncaster),
                                    6.75%, 9/1/15               9,754,292
 A1      AA-              720       Connecticut HEFA,
                                    (NHP), (Highland View),
                                    (AMT), 7.00%, 11/1/07         830,484
 A1      AA-            1,305       Connecticut HEFA,
                                    (NHP), (Sharon
                                    Healthcare), 6.25%,
                                    11/1/14                     1,417,139
 A1      AA-              655       Connecticut HEFA,
                                    (NHP), (St. Camillus),
                                    6.25%, 11/1/18                706,306
 A1      AA-            3,250       Connecticut HEFA,
                                    (NHP), (St. Joseph's
                                    Manor), 6.25%, 11/1/16      3,514,843
 A1      AA-              335       Connecticut HEFA,
                                    (NHP), (Wadsworth Glen),
                                    (AMT), 7.00%, 11/1/07         386,406
 A1      AA-            2,000       Connecticut HEFA,
                                    (NHP), (Wadsworth Glen),
                                    (AMT), 7.50%, 11/1/16       2,336,700
 A1      AA-            3,000       Connecticut HEFA,
                                    (NHP), (Windsor),
                                    7.125%, 11/1/14             3,453,090
 A1      AA-              500       Connecticut HEFA,
                                    (NHP), (Windsor),
                                    7.125%, 11/1/24               573,860
--------------------------------------------------------------------------------
                                                              $24,381,946
--------------------------------------------------------------------------------

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                  Value
--------------------------------------------------------------------------------
Solid Waste -- 10.2%
--------------------------------------------------------------------------------
 A       NR           $ 2,500       Bristol Resource
                                    Recovery Facility
                                    Operating Committee
                                    (Ogden Martin Systems),
                                    6.50%, 7/1/14             $ 2,712,625
 A2      A              4,250       Connecticut Resources
                                    Recovery Authority,
                                    (American REF-FUEL Co.),
                                    (AMT), 6.45%, 11/15/22      4,517,240
 Baa1    AA-              450       Connecticut Resources
                                    Recovery Authority,
                                    (American REF-FUEL Co.),
                                    (AMT), 8.00%, 11/15/15        483,134
 A2      A              1,000       Connecticut Resources
                                    Recovery Authority,
                                    (American REF-FUEL Co.),
                                    (AMT), 8.10%, 11/15/15      1,074,100
 NR      A-             8,970       Eastern Connecticut
                                    Resource Recovery
                                    Authority, (Wheelabrator
                                    Lisbon), (AMT), 5.50%,
                                    1/1/20                      8,741,892
--------------------------------------------------------------------------------
                                                              $17,528,991
--------------------------------------------------------------------------------

Special Tax Revenue -- 7.1%
--------------------------------------------------------------------------------
 Baa1    A            $ 4,965       Puerto Rico Highway and
                                    Transportation Authority,
                                    5.50%, 7/1/15             $ 5,190,262
 A1      AA-            3,180       State of Connecticut,
                                    (STOB), 6.125%, 9/1/12      3,602,717
 A1      AA-            2,000       State of Connecticut,
                                    (STOB), 6.50%, 10/1/12      2,346,560
 NR      NR             1,000       Virgin Islands Public
                                    Finance Authority, 7.25%,
                                    10/1/18                     1,109,010
--------------------------------------------------------------------------------
                                                              $12,248,549
--------------------------------------------------------------------------------

Student Loans -- 2.6%
--------------------------------------------------------------------------------
 A1      NR           $ 1,250       Connecticut Higher
                                    Education Supplemental
                                    Loan Authority Revenue
                                    Bonds, (AMT), 6.20%,
                                    11/15/09                  $ 1,328,738
 A1      NR               410       Connecticut Higher
                                    Education Supplemental
                                    Loan Authority Revenue
                                    Bonds, (AMT), 7.375%,
                                    11/15/05                      429,131
 A1      NR             2,565       Connecticut Higher
                                    Education Supplemental
                                    Loan Authority Revenue
                                    Bonds, (AMT), 7.50%,
                                    11/15/10                    2,682,400
--------------------------------------------------------------------------------
                                                              $ 4,440,269
--------------------------------------------------------------------------------

Transportation -- 1.3%
--------------------------------------------------------------------------------
 NR      BBB          $ 2,000       Guam Airport Authority,
                                    (AMT), 6.70%, 10/1/23     $ 2,155,780
--------------------------------------------------------------------------------
                                                              $ 2,155,780
--------------------------------------------------------------------------------

Water and Sewer -- 0.8%
--------------------------------------------------------------------------------
 Aaa     AA+          $ 1,250       State of Connecticut
                                    Clean Water Fund Revenue
                                    Bonds, 6.00%, 10/1/12     $ 1,414,538
--------------------------------------------------------------------------------
                                                              $ 1,414,538
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
   (identified cost $162,032,152)                            $171,602,558
--------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 18.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.8% to 7.6% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------- Amount
         Standard   (000
Moody's  & Poor's   omitted) Security                           Value
-----------------------------------------------------------------------------
Electric Utilities -- 2.7%
-----------------------------------------------------------------------------
 NR      BBB        $1,000  Guam Power Authority,
                            6.625%, 10/1/14                     $ 1,088,680
 Baa1    BBB+          500  Michigan South Central Power
                            Agency Supply System,
                            6.75%, 11/1/10                          541,185
 Baa1    BBB         1,780  Monroe County, MI, PCR, (Detroit
                            Edison Project) (AMT),
                            7.75%, 12/1/19                        1,934,290
 Baa1    BBB+          365  Puerto Rico Electric Power
                            Authority, 7.125%, 7/1/14               391,817
-----------------------------------------------------------------------------
                                                                $ 3,955,972
-----------------------------------------------------------------------------

Escrowed / Prerefunded -- 6.0%
-----------------------------------------------------------------------------
 NR      NR          $2,550  Clintondale, MI, Community
                             Schools, 6.75%, 5/1/24             $ 2,883,158
 Aaa     AAA          1,000  Lake Orion, MI, School District
                             General Obligations (AMBAC),
                             7.00%, 5/1/20                        1,173,700
 Aaa     AAA            750  Michigan HFA, (Oakwood Hospital)
                             (FGIC), 7.20%, 11/1/15                 829,073
 Aaa     AAA          3,500  Monroe County, MI, EDA, (Mercy
                             Memorial Hospital), (MBIA),          3,933,685
                             7.00%, 9/1/21
-----------------------------------------------------------------------------
                                                                $ 8,819,616
-----------------------------------------------------------------------------

General Obligations -- 5.3%
-----------------------------------------------------------------------------
 Aa2     AA          $  500  Avondale School District, MI,
                             School Building and Site, 6.75%,
                             5/1/14                             $   544,415
 Baa2    BBB          5,295  Detroit, MI, 6.35%, 4/1/14           5,637,638
 Baa2    BBB            500  Detroit, MI, 6.70%, 4/1/10             551,585
 Aa2     AA           1,000  Mattawan, MI, Consolidated
                             Schools, 6.40%, 5/1/09               1,099,710
-----------------------------------------------------------------------------
                                                                $ 7,833,348
-----------------------------------------------------------------------------

Hospitals -- 16.1%
-----------------------------------------------------------------------------
 NR      BBB        $2,000  Michigan HFA, (Central Michigan
                            Community Hospital),
                            6.25%, 10/1/27                      $ 2,069,700
 A2      A           4,225  Michigan HFA, (Detroit Medical
                            Center Obligated Group),
                            5.50%, 8/15/23                        4,230,831
 A2      A           4,000  Michigan HFA, (Detroit Medical
                            Center Obligated Group),
                            6.25%, 8/15/13                        4,275,680
 A2      A             450  Michigan HFA, (Detroit Medical
                            Center Obligated Group),
                            7.50%, 8/15/11                          501,372
 Aa      AA            250  Michigan HFA, (Henry Ford
                            Continuing Care Corp.),
                            6.75%, 7/1/11                           272,483
 A1      NR          9,000  Michigan HFA, (McLaren Obligated
                            Group), 4.50%, 10/15/21               7,912,349
 A2      A           4,130  Michigan HFA, (MidMichigan
                            Obligated Group), 6.625%, 6/1/10      4,283,925
-----------------------------------------------------------------------------
                                                                $23,546,340
-----------------------------------------------------------------------------

Housing -- 1.4%
-----------------------------------------------------------------------------
 NR      A+         $1,020  Michigan HDA Rental Housing,
                            (AMT), 7.15%, 4/1/10                $ 1,089,166
 NR      AA+         1,000  Michigan HDA, SFMR, (AMT),
                            6.20%, 12/1/27                        1,040,380
-----------------------------------------------------------------------------
                                                                $ 2,129,546
-----------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 9.8%
-----------------------------------------------------------------------------
 Baa1    BBB        $3,970  Dickinson, MI, PCR, (Champion
                            International), 5.85%, 10/1/18      $ 4,115,898
 A3      A-          5,970  Michigan Strategic Fund, (General
                            Motors Corp.), 6.20%, 9/1/20          6,306,409
 NR      BB-           110  Michigan Strategic Fund, (KMart,
                            Corp.), 6.80%, 6/15/07                  115,137
 NR      NR          3,000  Michigan Strategic Fund, (S.D.
                            Warren Co.) (AMT),
                            7.375%, 1/15/22                       3,224,520
 NR      BB-           530  Richmond, MI, EDC, (Kmart Corp.),
                            6.625%, 1/1/07                          557,624
-----------------------------------------------------------------------------
                                                                $14,319,588
-----------------------------------------------------------------------------

Insured-Education -- 7.2%
-----------------------------------------------------------------------------
 Aaa     AAA        $  500  Eastern Michigan University,        $   545,220
                            (AMBAC), 6.375%, 6/1/14
 Aaa     AAA         2,870  Eastern Michigan University,
                            (FGIC), 5.50%, 6/1/27                 2,920,656
 Aaa     AAA         3,360  Ferris State University, MI,
                            (MBIA), 5.25%, 10/1/20                3,302,275
 Aaa     AAA         1,000  Grand Rapids, MI, Community
                            College, (MBIA), 5.375%, 5/1/19       1,005,180

                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited) Principal
------------------- Amount
         Standard   (000
Moody's  & Poor's   omitted) Security                           Value
-----------------------------------------------------------------------------
Insured-Education (continued)
-----------------------------------------------------------------------------
 Aaa     AAA        $  500  Western Michigan University,
                            (AMBAC), 6.50%, 7/15/21             $   546,335

 Aaa     AAA         2,350  Western Michigan University,
                            (FGIC), 5.00%, 7/15/21                2,261,076
-----------------------------------------------------------------------------

                                                                $10,580,742
-----------------------------------------------------------------------------

Insured-Electric Utilities -- 3.7%
-----------------------------------------------------------------------------
 Aaa     AAA        $  300  Michigan Strategic Fund,
                            (Detroit Edison Co.) (FGIC),        $   365,985
                            6.95%, 5/1/11

 Aaa     AAA         4,000  Michigan Strategic Fund,
                            (Detroit Edison Co.)
                            (FGIC), 6.95%, 9/1/21                 4,447,400

 Aaa     AAA           550  Monroe County, MI, PCR,
                            (Detroit Edison Co.) (FGIC)
                            (AMT), 7.65%, 9/1/20                    608,416
-----------------------------------------------------------------------------

                                                                $ 5,421,801
-----------------------------------------------------------------------------

Insured-General Obligations -- 11.5%
-----------------------------------------------------------------------------
 Aaa     AAA        $  500  Detroit, MI, (FGIC),
                            5.50%, 4/1/16                       $   510,480

 Aaa     AAA         4,750  Grand Ledge, MI, School District,
                            (MBIA), 5.375%, 5/1/24                4,765,675

 Aaa     AAA         2,000  Holland, MI, School District,
                            (AMBAC), 0.00%, 5/1/17                  711,780

 Aaa     AAA         3,000  Kalamazoo, MI, Public Library,
                            (MBIA), 5.40%, 5/1/14                 3,180,420

 Aaa     AAA         1,500  Lincoln Park, MI, School District,
                            (FGIC), 5.90%, 5/1/26                 1,585,755

 Aaa     AAA         2,000  Livonia, MI, School District,
                            (FGIC), 5.125%, 5/1/22                1,951,880

 Aaa     AAA         1,300  Mason, MI, School District, (FGIC),
                            5.40%, 5/1/21                         1,309,685

 Aaa     AAA         2,610  Okemos, MI, Public Schools, (MBIA),
                            0.00%, 5/1/16                           987,755

 Aaa     AAA           250  Traverse, MI, Public Schools,
                            (MBIA), 5.70%, 5/1/16                   261,500

 Aaa     AAA         1,500  Ypsilanti, MI, School District,
                            (FGIC), 5.375%, 5/1/26                1,507,215
-----------------------------------------------------------------------------

                                                                $16,772,145
-----------------------------------------------------------------------------

Insured-Hospitals -- 7.1%
-----------------------------------------------------------------------------
 Aaa     AAA        $3,500  Jackson, MI, HFA, (W.A. Foote
                            Memorial) (FGIC), 4.75%, 6/1/15     $ 3,256,505

 Aaa     AAA         3,500  Kent, MI, HFA, (Butterworth
                            Health System), (MBIA),
                            6.125%, 1/15/21                       3,764,320
 Aaa     AAA         3,200  Michigan HFA, (Linked Bulls &
                            Bears) (FSA), 6.10%, 8/15/22          3,337,184
-----------------------------------------------------------------------------

                                                                $10,358,009
-----------------------------------------------------------------------------

Insured-Housing -- 1.8%
-----------------------------------------------------------------------------
 Aaa     AAA        $  500  Michigan HDA, (Parkway Meadows
                            Project) (FSA), 6.85%, 10/15/18     $   536,725

 Aaa     AAA         2,075  Michigan HDA, SFMR, (AMBAC),
                            (AMT), 6.05%, 12/1/27                 2,149,347
-----------------------------------------------------------------------------

                                                                $ 2,686,072
-----------------------------------------------------------------------------

Insured-Water and Sewer -- 8.8%
-----------------------------------------------------------------------------
 Aaa     AAA        $  300  Clinton Township, MI, Water and
                            Sewage System, (AMBAC),
                            4.75%, 7/1/09                       $   299,178

 Aaa     AAA           400  Clinton Township, MI, Water and
                            Sewage System, (AMBAC),
                            4.75%, 7/1/10                           395,044

 Aaa     AAA           400  Clinton Township, MI, Water and
                            Sewage System, (AMBAC),
                            4.75%, 7/1/11                           391,612

 Aaa     AAA           400  Clinton Township, MI, Water and
                            Sewage System, (AMBAC),
                            4.75%, 7/1/12                           387,108

 Aaa     AAA         8,180  Detroit City, MI, Water Supply
                            System, (FGIC), 4.75%, 7/1/19         7,640,692

 Aaa     AAA         3,425  Detroit City, MI, Water Supply
                            System, (FGIC), 6.25%, 7/1/12         3,740,032
-----------------------------------------------------------------------------

                                                                $12,853,666
-----------------------------------------------------------------------------

Life Care -- 1.8%
-----------------------------------------------------------------------------
 NR      BBB        $1,500  Kalamazoo Michigan Economic
                            Development, 6.25%, 5/15/27         $ 1,554,315

 NR      NR          1,000  Michigan HFA, (Presbyterian
                            Village), 6.50%, 1/1/25               1,044,550
-----------------------------------------------------------------------------

                                                                $ 2,598,865
-----------------------------------------------------------------------------

Miscellaneous -- 4.7%
-----------------------------------------------------------------------------
 NR      A          $590    Michigan Municipal Bond Authority
                            Local Government Loan,
                            6.90%, 5/1/21                       $   652,481

 Aa2     AA         2,550   Michigan Municipal Bond Authority
                            Local Government Loan-Qualified
                            School, 6.50%, 5/1/07                 2,851,716

                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited) Principal
------------------- Amount
         Standard   (000
Moody's  & Poor's   omitted) Security                           Value
-----------------------------------------------------------------------------
Miscellaneous (continued)
-----------------------------------------------------------------------------
 NR      A-         $1,770  Michigan Strategic Environmental
                            Research Institute,                 $ 1,900,785
                            6.375%, 8/15/12
 NR      NR          1,500  Pittsfield Township, MI, EDC,
                            (Arbor Hospice Project),              1,476,360
                            7.875%, 8/15/27
-----------------------------------------------------------------------------
                                                                $ 6,881,342
-----------------------------------------------------------------------------

Pooled Loans -- 2.0%
-----------------------------------------------------------------------------
 NR      A          $1,825  Michigan Muni Bond Authority Local
                            Government Loan, 6.75%, 5/1/12      $ 2,053,892
 Aa2     AA            760  Michigan Municipal Parking Bond
                            Authority, 6.50%, 11/1/08               846,123
-----------------------------------------------------------------------------
                                                                $ 2,900,015
-----------------------------------------------------------------------------

Solid Waste -- 0.7%
-----------------------------------------------------------------------------
 Ba1     BBB-       $1,000  Central Wayne County, MI,
                            Sanitation Authority,
                            6.50%, 7/1/07                       $ 1,070,070
-----------------------------------------------------------------------------
                                                                $ 1,070,070
-----------------------------------------------------------------------------

Special Tax Revenue -- 6.8%
-----------------------------------------------------------------------------
 NR      BBB+       $  250  Battle Creek, MI, Downtown
                            Development Authority Tax
                            Increment, 7.60%, 5/1/16            $   292,450
 NR      BBB+        1,315  Battle Creek, MI, Downtown
                            Development Authority Tax             1,542,022
                            Increment, 7.65%, 5/1/22
 NR      A           6,550  Detroit, MI, (Convention
                            Facility Cobo Hall
                            Expansion Project), 5.25%,
                            9/30/12/(1)/                          6,492,097
 NR      A-          3,050  Detroit, MI, Downtown Tax
                            Increment, 0.00%, 7/1/16              1,047,553
 NR      A-          2,000  Detroit, MI, Downtown Tax
                            Increment, 0.00%, 7/1/20                541,900
-----------------------------------------------------------------------------
                                                                $ 9,916,022
-----------------------------------------------------------------------------

Transportation -- 2.6%
-----------------------------------------------------------------------------
 Baa3    BBB-       $3,500  Puerto Rico Port Authority,
                            (American Airlines), (AMT),
                            6.25%, 6/1/26                       $ 3,754,660
-----------------------------------------------------------------------------
                                                                $ 3,754,660
-----------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $133,350,836)                              $146,397,819
-----------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 44.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 2.6% to 22.5%.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)    Principal
-------------------    Amount
         Standard      (000
Moody's  & Poor's      omitted)   Security                          Value
--------------------------------------------------------------------------------
Assisted Living -- 1.6%
--------------------------------------------------------------------------------
 NR      NR            $1,000     St. Paul, MN, Housing and
                                  Redevelopment, (Elder Care
                                  Institute, Inc.),8.75%, 11/1/24   $1,136,410
--------------------------------------------------------------------------------
                                                                    $1,136,410
--------------------------------------------------------------------------------

Education -- 3.2%
--------------------------------------------------------------------------------
 Baa2    NR            $  500     Minnesota Higher Education
                                  Facilities Authority,
                                  (St. Mary's College),
                                  6.15%, 10/1/23                    $  519,805
 A3      NR               100     Minnesota State Higher
                                  Education Facilities
                                  Authority, (St.
                                  Olaf College), 6.25%, 4/1/10         100,213
 A3      NR               500     Minnesota State Higher
                                  Education Facilities,
                                  (St. John's University),
                                  5.40%, 10/1/22                       501,900
 A2      NR             1,100     Minnesota State Higher
                                  Education Facilities,
                                  (University of St. Thomas),
                                  5.40%, 4/1/22                      1,108,976
--------------------------------------------------------------------------------
                                                                    $2,230,894
--------------------------------------------------------------------------------

Electric Utilities -- 4.0%
--------------------------------------------------------------------------------
 Baa1    BBB+          $1,130     Bass Brook, MN, Pollution
                                  Control Revenue, (Minnesota
                                  Power and Light), 6.00%,
                                  7/1/22                            $1,163,651
 A2      A                500     Northern Municipal Power
                                  Agency, Minnesota Electric,
                                  7.25%, 1/1/16                        530,380
 A2      A+             1,100     Southern Minnesota Municipal
                                  Power Agency, 5.00%, 1/1/12        1,081,663
--------------------------------------------------------------------------------
                                                                    $2,775,694
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.3%
--------------------------------------------------------------------------------
 Aaa     AAA           $  150     Minnesota Public Facilities
                                  Authority, Pollution
                                  Control, Prerefunded to
                                  3/1/01, 6.70%, 3/1/13             $  165,701
 Aaa     AAA              100     Minnesota Public Facilities
                                  Authority, Pollution Control,
                                  Prerefunded to
                                  3/1/99, 7.00%, 3/1/09                106,557
 Aaa     AAA            1,700     State of Minnesota,
                                  Prerefunded to
                                  8/1/02, Variable
                                  Rate, 8/1/11/(1)/                  2,018,750
--------------------------------------------------------------------------------
                                                                    $2,291,008
--------------------------------------------------------------------------------

General Obligations -- 4.1%
--------------------------------------------------------------------------------
 Aaa     AAA           $  200     Minneapolis and St. Paul, MN,
                                  Apartments Commission, (AMT),
                                  6.60%, 1/1/09                     $  217,144
 Aaa     AAA              300     Minneapolis and St. Paul, MN,
                                  Apartments Commission, (AMT),
                                  6.60%, 1/1/10                        325,092
 A1      AA-              200     St. Cloud, MN, Variable
                                  Rate, 8/1/13/(1)/                    222,000
 Aaa     AAA            1,000     State of Minnesota,
                                  5.40%, 8/1/13                      1,023,740
 Aaa     AAA            1,000     State of Minnesota,
                                  (Duluth Airport), (AMT),
                                  6.25%, 8/1/14                      1,088,470
--------------------------------------------------------------------------------
                                                                    $2,876,446
--------------------------------------------------------------------------------

Hospitals -- 14.5%
--------------------------------------------------------------------------------
 A       A-            $1,250     Minneapolis and St. Paul,
                                  MN, Housing and Redevelopment
                                  Authority, (Group
                                  Health Plan,Inc.),
                                  6.75%, 12/1/13                    $1,380,313
 A       A-               250     Minneapolis and St. Paul,
                                  MN, Housing and Redevelopment
                                  Authority, (Group
                                  Health Plan, Inc.),
                                  6.90%, 10/15/22                      276,438
 NR      BBB+           2,120     Red Wing, MN,
                                  Health Care Facilities,
                                  6.50%, 9/1/22                      2,232,699
 NR      AA+            2,200     Rochester, MN, Health Care
                                  Facilities, (AMT),
                                  Variable Rate, 11/15/15/(1)/       2,491,499
 Baa     BBB            1,000     St. Paul, MN, Housing and
                                  Redevelopment Authority,
                                  (Healtheast), 6.625%, 11/1/17      1,065,510
 Baa     BBB            2,500     St. Paul, MN, Housing and
                                  Redevelopment Authority,
                                  (Healtheast), 6.625%, 11/1/17      2,663,774
--------------------------------------------------------------------------------
                                                                   $10,110,233
--------------------------------------------------------------------------------

Housing -- 23.6%
--------------------------------------------------------------------------------
 NR      AAA           $  300     Coon Rapids, MN, Multifamily
                                  Housing, (Browns Meadow),
                                  (FHA), (AMT), 6.85%, 8/1/33      $   313,560
 NR      AAA            1,395     Dakota County, MN,
                                  Housing and Redevelopment
                                  Authority, (GNMA),
                                  7.375%, 12/1/29/(2)/               1,527,999
 Aaa     NR               500     Eagan, MN, Multifamily
                                  Revenue, (Woodridge
                                  Apartments),(GNMA),
                                  5.95%, 2/1/32                        511,710
 Aaa     NR               500     Little Canada, MN,
                                  Facilities Revenue,
                                  (Cedars Lakeside)
                                  (GNMA), 5.90%, 8/1/20                513,445

                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unauditied)
--------------------  Principal
                      Amount
            Standard  (000
Moody's     & Poor's  omitted)      Security                       Value
--------------------------------------------------------------------------------
Housing (continued)
--------------------------------------------------------------------------------
 Aaa        NR        $   500       Little Canada, MN, Facilities
                                    Revenue, (Cedars Lakeside)
                                    (GNMA), 5.95%, 2/1/32          $   511,710
 Aa         NR          1,200       Maplewood, MN, Multifamily
                                    Housing, (Beaver Creek),
                                    (FHA), 6.50%, 9/1/24             1,264,656
 NR         AAA            90       Minneapolis and St. Paul,
                                    MN, Housing Finance
                                    Board, SFM,(GNMA), (AMT),
                                    7.30%, 8/1/31                       95,297
 Aa2        AA+           400       Minnesota State Housing
                                    Finance Agency, SFM,
                                    6.95%, 7/1/16                      425,660
 Aa2        AA+         4,035       Minnesota State Housing
                                    Finance Agency, SFM, (AMT),
                                    6.50%, 1/1/26                    4,217,865
 Aa2        AA+         1,000       Minnesota State Housing
                                    Finance Agency, SFM,
                                    (AMT), 6.75%, 7/1/12             1,056,930
 Aa2        AA+           660       Minnesota State Housing
                                    Finance Agency, SFM,
                                    (AMT),6.75%, 1/1/26                695,290
 Aa2        AA+         1,235       Minnesota State Housing
                                    Finance Agency, SFM,
                                    (AMT), 6.85%, 1/1/24             1,305,062
 Aa2        AA+           380       Minnesota State Housing
                                    Finance Agency, SFM,
                                    (AMT), 7.05%, 7/1/22               398,552
 Aa         NR          1,250       St. Louis Park, MN,
                                    Multifamily Revenue,
                                    (Knollwood Apartments),
                                    (FHA), 6.25%, 12/1/28            1,296,088
 Aaa        NR          1,685       St. Paul, MN, Housing and
                                    Redevelopment Authority,
                                    Multifamily Housing,
                                    (Cliffe Apartments),
                                    (GNMA), 6.00%, 1/1/31            1,732,197
 NR         AAA           330       St. Paul, MN, Housing
                                    and Redevelopment
                                    Authority, SFM, (FNMA),
                                    6.90%, 12/1/21                     348,114
 NR         AAA           210       St. Paul, MN, Housing
                                    and Redevelopment
                                    Authority, SFM, (FNMA),
                                    6.95%, 12/1/31                     221,195
--------------------------------------------------------------------------------
                                                                   $16,435,330
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 7.6%
--------------------------------------------------------------------------------
 NR         A-        $ 1,000       Cloquet, MN,
                                    Pollution Control
                                    Revenue, (Potlach
                                    Corp.), 5.90%, 10/1/26         $ 1,035,830
 NR         A-            750       Minneapolis, MN,
                                    Community Development
                                    Agency, 6.00%, 6/1/11              772,193
 NR         A-            100       Minneapolis, MN,
                                    Community Development
                                    Agency, 7.35%, 12/1/09             106,581
 NR         A-          1,250       Minneapolis, MN,
                                    Community Development
                                    Agency, 7.40%, 12/1/21           1,330,675
 NR         A-          1,605       Minneapolis, MN,
                                    Community Development
                                    Agency, (AMT),
                                    6.80%, 12/1/24                   1,730,591
 NR         A-            300       Minneapolis, MN,
                                    Community Development
                                    Agency, (FICN),
                                    6.40%, 12/1/04                     312,849
--------------------------------------------------------------------------------
                                                                   $ 5,288,719
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 14.8%
--------------------------------------------------------------------------------
 Aaa        AAA       $   300       Northern Municipal
                                    Power Agency, (Minnesota
                                    Electric) (AMBAC),
                                    6.00%, 1/1/19                  $   307,215
 Aaa        AAA           300       Southern Minnesota
                                    Municipal Power
                                    Agency, Variable
                                    Rate, (AMT), 1/1/18/(1)/           317,250
 Aaa        AAA         6,950       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 0.00%, 10/1/21           2,009,454
 Aaa        AAA        10,000       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 0.00%, 1/1/25            2,329,000
 Aaa        AAA         9,880       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 0.00%, 1/1/26            2,179,528
 Aaa        AAA         4,800       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 0.00%, 1/1/27            1,004,064
 Aaa        AAA         1,250       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 4.75%, 1/1/16            1,185,225
 Aaa        AAA           450       Southern Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 5.00%, 1/1/12              449,523
 Aaa        AAA           510       Western Minnesota
                                    Municipal Power Agency,
                                    (MBIA), 5.50%, 1/1/15              510,117
--------------------------------------------------------------------------------
                                                                   $10,291,376
--------------------------------------------------------------------------------

                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unauditied)
--------------------   Principal
                       Amount
           Standard    (000
Moody's    & Poor's    omitted)      Security                        Value
--------------------------------------------------------------------------------
Insured-General Obligations -- 2.2%
--------------------------------------------------------------------------------
 Aaa       AAA         $1,330        St. Francis, MN, Independent
                                     School District No. 15,
                                     (FGIC), 6.35%, 2/1/12           $ 1,497,008
--------------------------------------------------------------------------------
                                                                     $ 1,497,008
--------------------------------------------------------------------------------

Insured-Hospitals -- 10.2%
--------------------------------------------------------------------------------
 Aaa       AAA         $  100        Minneapolis and St. Paul,
                                     MN, Health Care Systems,
                                     (Health One), (MBIA),
                                     7.40%, 8/15/11                  $   110,468
 Aaa       AAA          4,330        Minneapolis and St. Paul,
                                     MN, Housing and Redevelopment,
                                     (Healthspan), (AMBAC),
                                     4.75%, 11/15/18                   4,048,852
 Aaa       AAA            250        Minneapolis, MN,
                                     Hospital Revenue,
                                     (Fairview Hospital), (MBIA),
                                     6.50%, 1/1/11                       273,815
 Aaa       AAA            450        Minnesota Agricultural
                                     and Economic Development,
                                     (Fairview Hospital), (MBIA),
                                     5.75%, 11/15/26                     472,644
 Aaa       AAA            450        Plymouth, MN, Health
                                     Facilities, (Westhealth),
                                     (CGIC), 6.25%, 6/1/16               488,336
 Aaa       AAA          1,000        St. Louis Park, MN,
                                     Health Care Facilities,
                                     (AMBAC), Variable
                                     Rate, 7/1/13/(1)/                   983,750
 Aaa       AAA            750        St. Louis Park, MN,
                                     Health Care Facilities,
                                     Health System Minnesota
                                     Obligated Group, (AMBAC),
                                     5.20%, 7/1/23                       733,260
--------------------------------------------------------------------------------
                                                                     $ 7,111,125
--------------------------------------------------------------------------------

Insured-Housing -- 2.4%
--------------------------------------------------------------------------------
 Aaa       AAA         $1,500        SCA MFMR Receipts,
                                     Burnsville, MN,
                                     (FSA), 7.10%, 1/1/30            $ 1,643,895
--------------------------------------------------------------------------------
                                                                     $ 1,643,895
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 4.5%
--------------------------------------------------------------------------------
 Aaa       AAA         $3,000        St. Paul, MN, Housing
                                     and Redevelopment
                                     Authority, (Civic Center),
                                     (MBIA), 5.45%, 11/1/13          $ 3,114,119
--------------------------------------------------------------------------------
                                                                     $ 3,114,119
--------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 3.3%
--------------------------------------------------------------------------------
 Baa1      NR          $  350        Cambridge, MN, Economic
                                     Development Authority,
                                     6.25%, 2/1/14                   $   363,584
 Aa2       AA          $1,770        Hennepin County, MN,
                                     6.80%, 5/1/17/(2)/              $ 1,941,478
--------------------------------------------------------------------------------
                                                                     $ 2,305,062
--------------------------------------------------------------------------------

Solid Waste -- 0.7%
--------------------------------------------------------------------------------
 Aa3       A1+         $  450        Anoka County, MN,
                                     Solid Waste Disposal,
                                     National Rural Utility,
                                     (AMT), 6.95%, 12/1/08           $   487,130
--------------------------------------------------------------------------------
                                                                     $   487,130
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
   (identified cost $63,057,066)                                     $69,594,449
--------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 37.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from .07% to 19.6% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.



                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%

Rating (Unaudited)  Principal
------------------  Amount
         Standard   (000
Moody's  & Poor's   omitted)       Security                       Value
--------------------------------------------------------------------------------

Assisted Living -- 2.7%
--------------------------------------------------------------------------------
A2       A          $ 1,455        New Jersey EDA,
                                   7.05%, 3/1/16                  $  1,505,605
NR       NR           3,750        New Jersey EDA, (Chelsea
                                   at East Brunswick Project),
                                   (AMT), 8.25%, 10/1/20             3,888,638
NR       NR           3,630        New Jersey EDA,
                                   (Forsgate Project),
                                   (AMT), 8.625%, 6/1/25             4,006,830
--------------------------------------------------------------------------------
                                                                  $  9,401,073
--------------------------------------------------------------------------------

Cogeneration -- 4.0%
--------------------------------------------------------------------------------
NR       BB+        $12,750        New Jersey EDA, (Vineland
                                   Cogeneration), (AMT),
                                   7.875%, 6/1/19                 $ 13,955,512
--------------------------------------------------------------------------------
                                                                  $ 13,955,512
--------------------------------------------------------------------------------

Education -- 2.5%
--------------------------------------------------------------------------------
Baa1     BBB+       $ 2,480        New Jersey Education
                                   Facilities Authority,
                                   7.00%, 7/1/21                  $  2,653,054
--------------------------------------------------------------------------------
NR       NR           8,800        New Jersey Higher
                                   Educational Student Loan
                                   Bonds, (AMT), 0.00%, 7/1/10       3,273,248
--------------------------------------------------------------------------------
A1       AA           2,500        Rutgers, The State
                                   University of New Jersey,
                                   6.85%, 5/1/21                     2,758,275
--------------------------------------------------------------------------------
                                                                   $ 8,684,577
--------------------------------------------------------------------------------

Electric Utilities -- 3.2%
--------------------------------------------------------------------------------
NR       BBB        $   100        Guam Power Authority,
                                   5.25%, 10/1/13                  $    98,600
--------------------------------------------------------------------------------
NR       BBB            750        Guam Power Authority,
                                   5.25%, 10/1/23                      726,113
--------------------------------------------------------------------------------
NR       BBB          3,000        Guam Power Authority,
                                   6.75%, 10/1/24                    3,269,340
--------------------------------------------------------------------------------
Baa1     BBB+         5,000        Puerto Rico Electric Power
                                   Authority, 0.00%, 7/1/17          1,767,450
--------------------------------------------------------------------------------
NR       NR           4,905        Virgin Islands Water and Power
                                   Authority, 7.40%, 7/1/11          5,324,672
--------------------------------------------------------------------------------
                                                                  $ 11,186,175
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.9%
--------------------------------------------------------------------------------
Aaa      A+         $ 1,000        New Jersey EDA, Performing
                                   Arts Center, Prerefunded to
                                   6/15/01, 6.75%, 6/15/12        $  1,111,590
--------------------------------------------------------------------------------
 Aaa     AAA          1,155        New Jersey Educational
                                   Facilities Authority,
                                   (Seton Hall University),
                                   Prerefunded to 7/1/99,
                                   6.85%, 7/1/19                     1,238,183
--------------------------------------------------------------------------------
Aa2      AAA          1,205        New Jersey Health Care
                                   Facilities Financing
                                   Authority, (Barnett
                                   Hospital), Prerefunded to
                                   8/1/01, 6.80%, 8/1/19             1,332,031
--------------------------------------------------------------------------------
Aaa      AA           1,040        New Jersey Wastewater
                                   Treatment Trust, Prerefunded
                                   to 5/15/98, 7.25%, 5/15/08        1,088,599
--------------------------------------------------------------------------------
NR       AA             920        New Jersey Wastewater
                                   Treatment Trust, Prerefunded
                                   to 6/15/00, 6.875%, 6/15/09       1,006,278
--------------------------------------------------------------------------------
NR       AA             230        New Jersey Wastewater
                                   Treatment Trust, Prerefunded to
                                   6/15/00, 7.00%, 6/15/10             252,342
--------------------------------------------------------------------------------
Aaa      AAA            870        Newark, NJ, (AMBAC),
                                   Prerefunded to 10/1/99,
                                   7.375%, 10/1/07                     947,500
--------------------------------------------------------------------------------
NR       NR           2,000        Passaic County, NJ, Prerefunded
                                   to 9/1/99, 6.70%, 9/1/13          2,142,620
A3       AA-          1,000        University of Medicine and
                                   Dentistry, Prerefunded to
                                   12/1/99, 7.20%, 12/1/19           1,089,830
--------------------------------------------------------------------------------
                                                                  $ 10,208,973
--------------------------------------------------------------------------------

General Obligations -- 10.6%
--------------------------------------------------------------------------------
NR       BBB        $ 9,745        Government of Guam,
                                   5.40%, 11/15/18                $  9,634,784
--------------------------------------------------------------------------------
Aa2      NR           3,000        Mercer County Improvement
                                   Authority, 0.00%, 4/1/10          1,622,850
--------------------------------------------------------------------------------
A1       AA-         19,000        Port Authority of
                                   New York and New Jersey,
                                   6.125%, 6/1/2094                 21,828,339
--------------------------------------------------------------------------------
Baa1     A            2,000        Puerto Rico Public Buildings
                                   Authority, Public Education
                                   and Health Facilities,
                                   5.50%, 7/1/21                     2,013,920
--------------------------------------------------------------------------------
NR       BBB            400        Puerto Rico, (Guaynabo
                                   Municipal Government Center
                                   Lease), 5.625%, 7/1/22              401,760
--------------------------------------------------------------------------------
NR       A+           1,500        The Hudson County Improvement
                                   Authority, 6.625%, 8/1/25         1,625,940
--------------------------------------------------------------------------------
                                                                  $ 37,127,593
--------------------------------------------------------------------------------

Hospitals -- 8.5%
--------------------------------------------------------------------------------
A3       A-         $ 2,300        New Jersey Health Care
                                   Facilities Financing
                                   Authority, (Atlantic
                                   City Medical Center),
                                   6.80%, 7/1/11                  $  2,509,185


                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D




Rating (Unaudited)
------------------ Principal
                   Amount
         Standard  (000
Moody's  & Poor's  omitted)   Security                             Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
A2       A         $3,750     New Jersey Health Care Facilities
                              Financing Authority, (Chilton
                              Memorial Hospital),
                              5.00%, 7/1/13                        $  3,675,263

Baa2     NR         5,875     New Jersey Health Care Facilities
                              Financing Authority, (Deborah
                              Heart and Lung Center),
                              6.30%, 7/1/23                           6,146,190

Baa      NR         4,000     New Jersey Health Care Facilities
                              Financing Authority, (Southern
                              Ocean County Hospital),
                              6.25%, 7/1/23                           4,168,360

Aa2      AAA        9,585     New Jersey Health Care Facilities
                              Financing Authority, (St.
                              Elizabeth's Hospital),
                              6.80%, 8/1/19                          10,316,431

NR       BBB+       2,720     New Jersey Health Care Facilities,
                              (Holy Name Hospital),
                              6.00%, 7/1/25                           2,796,133
--------------------------------------------------------------------------------
                                                                   $ 29,611,562
--------------------------------------------------------------------------------

Housing -- 3.4%
--------------------------------------------------------------------------------
NR       AAA       $2,000     New Jersey Housing and Mortgage
                              Finance Agency, (Presidential
                              Plaza), (FHA), 6.95%, 5/1/13         $  2,173,940

NR       AAA        3,700     New Jersey Housing and Mortgage
                              Finance Agency, (Presidential
                              Plaza), (FHA), 7.00%, 5/1/30            4,019,014

NR       A+         1,000     New Jersey Housing and Mortgage
                              Finance Agency, Rental Housing,
                              (AMT), 7.10%, 5/1/22                    1,059,860

NR       AA+        1,975     New Jersey Housing and Mortgage
                              Finance Agency, Section 8,
                              7.10%, 11/1/11                          2,108,925

NR       AA+        1,000     New Jersey Housing and Mortgage
                              Finance Agency, Section 8,
                              7.10%, 11/1/12                          1,067,810

NR       A+         1,250     New Jersey Housing Finance
                              Agency, (AMT), 7.25%, 11/1/22           1,321,638

Aaa      AAA          190     Puerto Rico Housing Finance Corp.,
                              Single Family Mortgage Revenue,
                              (GNMA), 6.85%, 10/15/23                   201,026
--------------------------------------------------------------------------------
                                                                   $ 11,952,213
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 7.3%
--------------------------------------------------------------------------------
NR       NR        $4,000     Middlesex County Pollution Control
                              Financing Authority, (Amerada
                              Hess Corp.), 6.875%, 12/1/22         $  4,367,080

NR       NR        $2,000     Middlesex County Pollution Control
                              Financing Authority, (Amerada
                              Hess Corp.), 7.875%, 6/1/22          $  2,307,440

NR       NR         5,640     New Jersey EDA, (777 Pattison
                              Ave., Inc.), (AMT),
                              8.95%, 12/15/18                         6,232,538

Aa1      NR         3,000     New Jersey EDA, (Garden State
                              Paper Co.), 7.125%, 4/1/22              3,293,580

NR       NR         1,160     New Jersey EDA, (National
                              Association of Accountants),
                              7.65%, 7/1/09                           1,243,160

NR       NR         2,000     New Jersey EDA, (The Seeing Eye,
                              Inc.), 7.30%, 4/1/11                    2,130,160

NR       BBB-       1,725     New Jersey EDA, (Trigen Trenton),
                              (AMT), 6.20%, 12/1/07                   1,806,817

Baa1     BBB+       2,135     New Jersey EDA, GATX Terminals
                              Corp., 7.30%, 9/1/19                    2,431,594

NR       NR         1,500     New Jersey EDA, Holt Hauling and
                              Warehousing System, Inc.,
                              7.90%, 3/1/27                           1,620,075
--------------------------------------------------------------------------------
                                                                   $ 25,432,444
--------------------------------------------------------------------------------

Insured-Education -- 0.3%
--------------------------------------------------------------------------------
Aaa      AAA       $  845     New Jersey Educational Facilities
                              Authority, (Seton Hall University),
                              (BIGI), 6.85%, 7/1/19                $    905,612
--------------------------------------------------------------------------------
                                                                   $    905,612
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.4%
--------------------------------------------------------------------------------
Aaa      AAA       $1,150     New Jersey EDA, New Jersey
                              American Water Co., (AMT)
                              (FGIC), 6.875%, 11/1/34              $  1,298,753
--------------------------------------------------------------------------------
                                                                   $  1,298,753
--------------------------------------------------------------------------------

Insured-Hospitals -- 2.9%
--------------------------------------------------------------------------------
Aaa      NR        $3,800     New Jersey EDA, (Hillcrest Health
                              Services), (AMBAC),
                              0.00%, 1/1/18                        $  1,332,280

Aaa      NR         4,250     New Jersey EDA, (Hillcrest Health
                              Services), (AMBAC),
                              0.00%, 1/1/19                           1,415,505

Aaa      NR         1,235     New Jersey EDA, (St. Barnabus
                              Project), (MBIA), 0.00%, 7/1/18           422,024

Aaa      NR         1,575     New Jersey EDA, (St. Barnabus
                              Project), (MBIA), 0.00%, 7/1/22           429,975

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Rating (Unaudited)    Principal
------------------    Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                  Value
--------------------------------------------------------------------------------
Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa     NR           $ 1,000       New Jersey EDA,
                                    (St. Barnabus
                                    Project), (MBIA),
                                    0.00%, 7/1/23             $   258,750
 Aaa     NR            10,620       New Jersey EDA,
                                    (St. Barnabus
                                    Project), (MBIA),
                                    0.00%, 7/1/26               2,339,905
 Aaa     AAA            1,570       New Jersey Health
                                    Care Facilities
                                    Financing Authority,
                                    (Cathedral Health
                                    Services) (MBIA),
                                    7.25%, 2/15/21              1,741,491
 Aaa     AAA            2,000       New Jersey Health
                                    Care Facilities
                                    Financing Authority,
                                    (Hackensack Medical
                                    Center) (FGIC),
                                    6.25%, 7/1/21               2,117,680
--------------------------------------------------------------------------------
                                                              $10,057,610
--------------------------------------------------------------------------------

Insured-Housing -- 1.3%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,200       New Jersey Housing and
                                    Mortgage Finance
                                    Agency, (AMT) (MBIA),
                                    7.70%, 10/1/29            $ 1,260,336
 Aaa     AAA            1,410       New Jersey Housing and
                                    Mortgage Finance
                                    Agency, (MBIA), 7.375%,
                                    10/1/17                     1,482,897
 Aaa     AAA            1,620       Pennsauken Township,
                                    Housing Finance Corp.,
                                    (MBIA), 8.00%, 4/1/11       1,690,778
--------------------------------------------------------------------------------
                                                              $ 4,434,011
--------------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of
Participation -- 3.8%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 3,900       County of Atlantic, NJ,
                                    Public Facilities
                                    Lease Agreement, (FGIC),
                                    6.00%, 3/1/13             $ 4,404,621
 Aaa     AAA            1,750       Hudson County,
                                    NJ, Correctional
                                    Facility, (MBIA),
                                    6.50%, 12/1/11              1,920,748
 Aaa     AAA            2,500       Hudson County,
                                    NJ, Improvement
                                    Authority, Secondary
                                    Yield Curve Notes,
                                    (FGIC) Variable
                                    Rate, 12/1/25/(1)/          2,828,125
 Aaa     AAA            1,800       Middlesex County,
                                    NJ, Certificates
                                    of Participation,
                                    (MBIA), 6.125%, 2/15/19     1,938,312
 Aaa     AAA            2,125       University of Medicine
                                    and Dentistry,
                                    Certificates of
                                    Participation, (MBIA),
                                    6.75%, 12/1/09              2,285,629
--------------------------------------------------------------------------------
                                                              $13,377,435
--------------------------------------------------------------------------------

Insured-Transportation -- 5.0%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 3,250       Delaware River
                                    and Bay Authority,
                                    (MBIA), 4.75%, 1/1/24     $ 3,036,670
 NR      AAA            5,000       New Jersey Turnpike
                                    Authority, "RITES" (MBIA),
                                    Variable Rate, 1/1/16/(1)/  6,681,250
 Aaa     AAA            5,450       New Jersey Turnpike
                                    Authority, (MBIA), 6.50%,
                                    1/1/16                      6,440,810
 Aaa     AAA            1,000       New Jersey Turnpike
                                    Authority, (MBIA), 6.50%,
                                    1/1/16                      1,181,800
--------------------------------------------------------------------------------
                                                              $17,340,530
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 0.8%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 2,500       Middlesex County
                                    Utilities Authority,
                                    (MBIA), Variable
                                    Rate, 8/15/10/(1)/        $ 2,848,425
--------------------------------------------------------------------------------
                                                              $ 2,848,425
--------------------------------------------------------------------------------

Lease Revenue/Certificates of Participation -- 4.1%
--------------------------------------------------------------------------------
 Baa1    A-           $   720       County of Atlantic, NJ,
                                    Public Facilities
                                    Lease Agreement,
                                    8.875%, 1/15/14           $   987,113
 Baa1    A-               785       County of Atlantic, NJ,
                                    Public Facilities
                                    Lease Agreement,
                                    8.875%, 1/15/15             1,079,281
 Aa      AA-            2,000       Mercer County Improvement
                                    Authority, (Richard J.
                                    Hughes Justice),
                                    6.05%, 1/1/15               2,000,760
 Aa      AA-            1,500       Mercer County Improvement
                                    Authority, (Richard J.
                                    Hughes Justice),
                                    6.05%, 1/1/16               1,500,585
 Aa      AA-            1,500       Mercer County Improvement
                                    Authority, (Richard J.
                                    Hughes Justice),
                                    6.05%, 1/1/17               1,500,570
 Aa      AA-            2,591       New Jersey Building
                                    Authority, (Garden State
                                    Savings Bonds),
                                    0.00%, 6/15/10              1,370,380
 Aa      AA-            1,250       New Jersey Building
                                    Authority, State
                                    Building Revenue,
                                    7.20%, 6/15/13              1,302,175
 A1      A+             5,500       New Jersey EDA,
                                    Economic Recovery
                                    Fund, 0.00%, 3/15/13        2,444,035
 A1      A+             1,650       New Jersey EDA,
                                    State Contract,
                                    0.00%, 9/15/09                905,685
 A1      NR             1,000       Township of Bedminster,
                                    NJ, Board of Education,
                                    7.125%, 9/1/10              1,107,900
--------------------------------------------------------------------------------
                                                              $14,198,484
--------------------------------------------------------------------------------

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                   Value
--------------------------------------------------------------------------------
Life Care -- 5.3%
--------------------------------------------------------------------------------
 Baa2    NR           $ 5,250       Camden County,
                                    NJ, Improvement
                                    Authority Revenue,
                                    6.00%, 2/15/27             $ 5,331,113
 NR      NR               615       New Jersey EDA,
                                    (Cadbury Corp.),
                                    7.50%, 7/1/21                  632,564
 NR      NR             2,000       New Jersey EDA,
                                    (Cadbury Corp.),
                                    8.00%, 7/1/15                2,138,960
 NR      NR               300       New Jersey EDA,
                                    (Cadbury Corp.),
                                    8.70%, 7/1/07                  326,199
 NR      NR             4,000       New Jersey EDA,
                                    (Keswick Pines
                                    Project), 8.75%, 1/1/24      4,374,880
 Baa2    BBB            5,400       New Jersey Health
                                    Care Facilities,
                                    6.00%, 7/1/27                5,555,358
--------------------------------------------------------------------------------
                                                               $18,359,074
--------------------------------------------------------------------------------

Nursing Homes -- 1.2%
--------------------------------------------------------------------------------
 NR      NR           $ 1,400       New Jersey EDA,
                                    (Claremont Health
                                    System, Inc.),
                                    9.10%, 9/1/22              $ 1,558,508
 NR      NR             2,500       New Jersey EDA,
                                    (Victoria Health
                                    Corp.), 7.65%, 1/1/14        2,679,725
--------------------------------------------------------------------------------
                                                               $ 4,238,233
--------------------------------------------------------------------------------

Solid Waste -- 3.5%
--------------------------------------------------------------------------------
 NR      BB            $11,930      Union County, NJ,
                                    Utilities Authority,
                                    (AMT), 7.20%, 6/15/14      $12,312,475
--------------------------------------------------------------------------------
                                                               $12,312,475
--------------------------------------------------------------------------------

Special Tax Revenue -- 13.4%
--------------------------------------------------------------------------------
 Baa1    A             $   125      Commonwealth of Puerto
                                    Rico Highway and
                                    Transportation Authority,
                                    5.00%, 7/1/22              $   119,343
 NR      NR              7,600      New Jersey Sports and
                                    Exposition Authority,
                                    (Monmouth Park Project),
                                    8.00%, 1/1/25/(2)/           8,549,924
 NR      NR              5,000      Port Authority of
                                    New York and New
                                    Jersey, (KIAC),
                                    6.75%, 10/1/19               5,428,800
 Baa1    BBB+              550      Puerto Rico Finance
                                    Authority, 7.90%, 7/1/07       581,499
 Baa1    A               4,800      Puerto Rico Highway and
                                    Transportation Authority,
                                    5.00%, 7/1/36                4,593,984
 Baa1    A              12,325      Puerto Rico Highway and
                                    Transportation Authority,
                                    5.50%, 7/1/36               12,601,695
 NR      NR             13,350      Virgin Islands Public
                                    Finance Authority, 7.25%,
                                    10/1/18                     14,805,283
--------------------------------------------------------------------------------
                                                               $46,680,528
--------------------------------------------------------------------------------

Transportation -- 10.8%
--------------------------------------------------------------------------------
 NR      BBB           $ 1,400      Guam Airport Authority,
                                    6.50%, 10/1/23             $ 1,493,828
 NR      BBB             1,700      Guam Airport Authority,
                                    (AMT),6.60%, 10/1/10         1,832,906
 NR      BBB             2,000      Guam Airport Authority,
                                    (AMT), 6.70%, 10/1/23        2,155,780
 Aaa     AAA             5,155      Port Authority of
                                    New York and New Jersey,
                                    (AMT), 5.75%, 12/1/22        5,395,996
 A1      AA-             4,750      Port Authority of
                                    New York and New Jersey,
                                    (AMT), 6.25%, 1/15/27        5,003,080
 Baa3    BB+             5,100      Port Authority of
                                    New York and New Jersey,
                                    (Delta Airlines), 6.95%,
                                    6/1/08                       5,576,850
 Baa3    BBB-            3,050      Puerto Rico Port Authority,
                                    (American Airlines), (AMT),
                                    6.25%, 6/1/26                3,271,918
 Baa3    BBB-            5,950      Puerto Rico Port Authority,
                                    (American Airlines), (AMT),
                                    6.30%, 6/1/23                6,305,394
 NR      BBB             1,520      South Jersey Transportation
                                    Authority, 6.15%, 1/1/22     1,586,074
 A1      AA-             5,000      The Port Authority of New
                                    York and New Jersey, 5.375%,
                                    3/1/28                       5,251,550
--------------------------------------------------------------------------------
                                                               $37,873,376
--------------------------------------------------------------------------------

Water and Sewer -- 2.1%
--------------------------------------------------------------------------------
 A1      AA-           $ 2,000      Gloucester County Utilities
                                    Authority, 6.50%, 1/1/21   $ 2,170,580
 A3      A               4,500      New Jersey EDA,
                                    Elizabethtown Water
                                    Revenue, (AMT),
                                    6.70%, 8/1/21                4,827,780
 Aa2     AA                 80      New Jersey Wastewater
                                    Treatment Trust,
                                    6.875%, 6/15/09                 87,743
 Aa2     AA                 20      New Jersey Wastewater
                                    Treatment Trust,
                                    7.00%, 6/15/10                  21,974
 Aa3     AA                360      New Jersey Wastewater
                                    Treatment Trust,
                                    7.25%, 5/15/08                 376,668
--------------------------------------------------------------------------------
                                                               $ 7,484,745
--------------------------------------------------------------------------------

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                   Value
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $316,103,220)                              $348,969,413
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 18.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.3% to 11.5% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
-----------------------------------------------------------------------------
Assisted Living -- 3.5%
-----------------------------------------------------------------------------
 NR      NR           $ 2,680       Chester, PA, IDA,
                                    (Senior Life
                                    Choice of Paoli,         $ 2,869,824
                                    L.P.), 8.05%, 1/1/24
 NR      NR             5,000       Chester, PA, IDA,
                                    (Senior Life Choice of
                                    Kimberton) (AMT),
                                    8.50%, 9/1/25              5,476,950
 NR      NR             5,000       Delaware, PA, IDA,
                                    (Senior Quarters
                                    Project) (AMT),
                                    8.625%, 9/1/25             5,528,100
-----------------------------------------------------------------------------
                                                             $13,874,874
-----------------------------------------------------------------------------

Cogeneration -- 3.1%
-----------------------------------------------------------------------------
 NR      NR           $12,000       Pennsylvania
                                    Economic Development
                                    Authority, EDA,
                                    (Northampton
                                    Generation
                                    Project) (AMT),
                                    6.50%, 1/1/13            $12,307,559
-----------------------------------------------------------------------------
                                                             $12,307,559
-----------------------------------------------------------------------------

Education -- 2.5%
-----------------------------------------------------------------------------
 NR      AAA          $ 2,000       Lehigh, PA,
                                    (Allentown
                                    College of St.
                                    Francis), 6.75%,
                                    12/15/12                 $ 2,181,100
 NR      BBB-           1,100       Lehigh, PA, (Cedar
                                    Crest College),
                                    6.70%, 4/1/26              1,161,677
 NR      BBB+           2,000       Pennsylvania Higher
                                    Educational
                                    Facilities Authority,
                                    HEFA, 5.90%, 1/1/27        2,051,700
 NR      A-             4,225       Scranton-Lackawanna,
                                    PA, (University
                                    of Scranton),
                                    6.40%, 3/1/07              4,535,369
-----------------------------------------------------------------------------
                                                             $ 9,929,846
-----------------------------------------------------------------------------

Electric Utilities -- 2.6%
-----------------------------------------------------------------------------
 Baa3    BB-           $  500       Beaver, PA, IDA,
                                    (Ohio Edison Co.),
                                    7.75%, 9/1/24            $   530,430
 Baa1    BBB+           3,250       Delaware, PA, IDA,
                                    (Philadelphia
                                    Electric Co.),
                                    7.375%, 4/1/21             3,558,783
 Baa2    BBB+           4,070       Montgomery, PA, IDA,
                                    (Philadelphia
                                    Electric Co.) (AMT),
                                    7.60%, 4/1/21              4,449,283
 NR      NR             1,445       Virgin Islands
                                    Water and Power
                                    Authority, 7.40%,
                                    7/1/11                     1,568,634
-----------------------------------------------------------------------------
                                                             $10,107,130
-----------------------------------------------------------------------------

Escrowed/Prerefunded -- 6.2%
-----------------------------------------------------------------------------
 Aaa     AAA           $5,600       Berks, PA, General
                                    Obligations,
                                    (FGIC),Variable
                                    Rate, 11/10/20/(1)/      $ 6,839,000
 Aaa     NR             1,750       Chester, PA, HEFA,
                                    (Bryn Mar Hospitals),
                                    6.75%, 7/1/14              1,973,580
 Aaa     AAA            1,405       Lycoming, PA, General
                                    Obligation, (FGIC),
                                    6.40%, 8/15/11             1,523,863
 NR      A-             1,000       Pennsylvania HEFA,
                                    (Elizabeth College),
                                    7.25%, 6/15/11             1,126,640
 NR      NR             6,900       Pennsylvania IDA,
                                    Economic Development,
                                    7.00%, 1/1/11              7,706,679
 Aaa     AAA            4,845       Westmoreland, PA,
                                    Municipal Authority,
                                    (FGIC),
                                    0.00%, 8/15/19             1,529,712
 Aaa     AAA            5,400       Westmoreland, PA,
                                    Municipal Authority,
                                    (FGIC),
                                    0.00%, 8/15/20             1,580,418
 Aaa     AAA            5,880       Westmoreland, PA,
                                    Municipal Authority,
                                    (FGIC), 0.00%, 8/15/20     1,742,244
 Aaa     AAA              500       York, PA, Hospital
                                    Authority, (AMBAC),
                                    7.00%, 7/1/21                554,560
-----------------------------------------------------------------------------
                                                             $24,576,696
-----------------------------------------------------------------------------

General Obligations -- 3.7%
-----------------------------------------------------------------------------
 NR      A             $2,000       Chester Upland,
                                    PA, School District,
                                    6.375%, 9/1/21           $ 2,106,420
 NR      A              3,000       Dauphin, PA,
                                    6.90%, 6/1/26              3,203,550
 A1      A+             2,050       Lower Providence
                                    Township, PA,
                                    Sewer Authority,
                                    6.75%, 5/1/22              2,268,633
 NR      A              1,950       McKeesport Area, PA,
                                    School District,
                                    5.00%, 4/1/13              1,920,731
 Aaa     NR             4,065       Montgomery, PA,
                                    5.45%, 9/15/22             4,134,755
 A1      AAA              465       Pennsylvania,
                                    6.75%, 1/1/07                510,356
 A1      AAA              500       Pennsylvania,
                                    6.75%, 1/1/08                548,770
-----------------------------------------------------------------------------
                                                             $14,693,215
-----------------------------------------------------------------------------

Hospitals -- 17.4%
-----------------------------------------------------------------------------
 A3      NR            $5,330       Allegheny County,
                                    PA, Hospital
                                    Development
                                    Authority, HDA,
                                    5.75%, 5/15/27           $ 5,402,381
 NR      AAA            2,360       Allegheny, PA,
                                    IDA, (Presbyterian
                                    Medical Center),
                                    6.75%, 2/1/26              2,560,836

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
-----------------------------------------------------------------------------
Hospitals (continued)
-----------------------------------------------------------------------------
 Baa     BBB          $2,000        Dauphin, PA, (Community
                                    General Osteopathic
                                    Hospital), 7.375%,
                                    6/1/16                  $ 2,179,360
 NR      NR            4,475        Hazelton Luzerne,
                                    PA (Saint Joseph
                                    Medical Center),
                                    8.375%, 7/1/12            5,382,709
 NR      BBB           1,150        Horizon Hospital
                                    Systems Authority, PA,
                                    6.35%, 5/15/26            1,191,860
 A       NR            2,670        Indiana, PA, (Indiana
                                    Hospital), 7.125%,
                                    7/1/23                    2,934,250
 A3      A             3,250        Lehigh, PA, (Muhlenberg
                                    Hospital), 6.60%,
                                    7/15/22                   3,490,923
 NR      BBB-          3,500        McKean, PA, (Bradford
                                    Hospital), 6.00%,
                                    10/1/13                   3,556,350
 A3      BBB+          2,550        Monroeville, PA,
                                    (Forbes Health
                                    System), 6.25%, 10/1/15   2,673,905
 Baa2    NR            1,375        Montgomery, PA,
                                    (Montgomery Hospital
                                    Medical Center), 6.60%,
                                    7/1/10                    1,466,410
 NR      BBB+          2,615        Montgomery, PA,
                                    (Pottstown Medical
                                    Center), 6.875%,
                                    11/15/20                  2,774,332
 A       BBB+          8,500        Pennsylvania Hospital
                                    and Higher Education,
                                    (Albert Einstein
                                    Medical Center),
                                    7.625%, 4/1/11            9,047,825
 A2      A+              500        Pennsylvania Hospital
                                    and Higher Education,
                                    (Allegheny General
                                    Hospital), 7.25%, 9/1/17    551,970
 Ba      BBB+          7,115        Pennsylvania Hospital
                                    and Higher Education,
                                    (Graduate Health
                                    System), 7.25%, 7/1/18    7,715,079
 Ba      BBB+          5,625        Philadelphia, PA,
                                    (Graduate Health
                                    System), 6.625%, 7/1/21   5,852,363
 Baa2    NR            4,115        Somerset, PA,
                                    (Community Hospital
                                    Project), 6.75%, 3/1/11   4,291,904
 A3      A             7,000        Washington, PA,
                                    (Monongahela Valley
                                    Hospital), 6.75%,
                                    12/1/08                   7,574,840
-----------------------------------------------------------------------------
                                                            $68,647,297
-----------------------------------------------------------------------------

Housing -- 7.2%
-----------------------------------------------------------------------------
 Aaa     NR           $2,015        Allegheny, PA,
                                    SFMR, (GNMA),
                                    7.15%, 6/1/17           $ 2,112,284
 NR      AAA           2,900        Allegheny, PA,
                                    SFMR, (Ladies
                                    Grand Army) (FHA),
                                    8.275%, 10/1/36           3,083,686
 Aa2     AA+           2,000        Pennsylvania HFA,
                                    SFMR, (AMT),
                                    6.15%, 10/1/27            2,074,020
 Aa      AA+           8,350        Pennsylvania HFA,
                                    SFMR, (AMT),
                                    7.50%, 10/1/25            9,122,960
 Aa2     AA            1,000        Pennsylvania, HFA,
                                    (AMT), Variable,
                                    10/3/23/(1)/              1,167,500
 Aa2     AA+           1,590        Pennsylvania
                                    Housing and Finance
                                    Authority, HFA,
                                    SFMR, (AMT),
                                    5.80%, 10/1/29            1,609,239
 Aaa     NR            3,000        Philadelphia, PA,
                                    Multifamily,
                                    6.95%, 5/15/24            3,180,630
 A1      AAA           1,000        Urban Redevelopment
                                    Authority of
                                    Pittsburgh Mortgage,
                                    7.125%, 4/1/15            1,055,570
 Aa2     AAA             265        Urban Redevelopment
                                    Authority of Pittsburgh
                                    Mortgage, 7.45%, 4/1/10     280,725
 Aa2     AAA           3,435        Urban Redevelopment
                                    Authority of Pittsburgh
                                    Mortgage, (AMT),
                                    7.10%, 4/1/24             3,653,672
 A1      NR            1,055        Urban Redevelopment
                                    Authority of Pittsburgh
                                    Mortgage, (AMT),
                                    7.40%, 4/1/24             1,116,253
-----------------------------------------------------------------------------
                                                            $28,456,539
-----------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 15.1%
-----------------------------------------------------------------------------
 A3      A-          $ 6,450        Butler, PA, (Witco
                                    Corp.), 5.85%, 12/1/23  $ 6,628,214
 NR      BB-           1,005        Clearfield, PA, (Kmart
                                    Corp.), 6.80%, 5/15/07    1,062,958
 NR      A             4,000        Franklin, PA, (Corning
                                    Inc.), 6.25%, 8/1/05      4,476,760
 A2      A            12,000        New Morgan, PA,
                                    (New Morgan Landfill)
                                    (AMT), 6.50%, 4/1/19     12,915,479
 NR      BBB-          9,000        Pennsylvania EDA,
                                    (Colver) (AMT),
                                    7.125%, 12/1/15           9,894,150
 NR      BBB-          5,000        Pennsylvania EDA,
                                    (Colver) (AMT),
                                    7.15%, 12/1/18            5,504,150
 Baa2    BBB-          5,000        Pennsylvania, IDA,
                                    (MacMillan Bloedel
                                    Project) (AMT),
                                    7.60%, 12/1/20            5,812,350
 Baa3    BBB           4,450        Pennsylvania, IDA,
                                    (Sun Company Project),
                                    (AMT), 7.60%, 12/1/24     5,154,346
 NR      NR            6,500        Philadelphia, PA,
                                    (Refrigerated
                                    Enterprises) (AMT),
                                    9.05%, 12/1/19            7,207,915
 NR      BB-           1,105        Shamokin, PA, (Kmart
                                    Corp.), 6.70%, 7/1/07     1,161,245
-----------------------------------------------------------------------------
                                                            $59,817,567
-----------------------------------------------------------------------------

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
--------------------------------------------------------------------------------
Insured-Education -- 4.2%
--------------------------------------------------------------------------------
 Aaa     AAA           $2,000       Alleghany, PA,
                                    (Duquesne University
                                    Project), (AMBAC),
                                    5.00%, 3/1/21           $ 1,945,920
 Aaa     AAA            5,000       Cumberland, PA,
                                    (Messiah College
                                    Project), (AMBAC),
                                    5.125%, 10/1/15           4,985,600
 Aaa     AAA              250       Pennsylvania HEFA,
                                    (AMBAC), 5.625%, 6/15/19    256,938
 Aaa     AAA            2,000       Pennsylvania HEFA,
                                    (MBIA), 5.75%, 5/1/22     2,101,020
 Aaa     AAA            2,500       Pennsylvania Higher
                                    Education Student Loan,
                                    (AMBAC), (AMT),
                                    7.15%, 9/1/21             2,674,050
 Aaa     AAA            1,500       Pennsylvania Higher
                                    Education Student Loan,
                                    (AMBAC), (AMT),
                                    Variable Rate,
                                    3/1/22/(1)/               1,657,500
 Aaa     AAA              700       Pennsylvania Higher
                                    Education Student Loan,
                                    (AMBAC), (AMT),
                                    Variable Rate,
                                    9/1/26/(1)/                 813,750
 Aaa     AAA            2,000       University of
                                    Pittsburgh, (FGIC),
                                    5.125%, 6/1/22            1,962,660
--------------------------------------------------------------------------------
                                                            $16,397,438
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.2%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 4,000       Beaver, PA, IDA,
                                    (Ohio Edison Co.)
                                    (FGIC), 7.00%, 6/1/21   $ 4,432,080
 Aaa     AAA           10,000       Beaver, PA, IDA,
                                    (Ohio Edison Co.)
                                    (FGIC), 7.05%, 10/1/20   11,669,899
 Aaa     AAA            3,800       Puerto Rico Electric
                                    Power Authority, (FSA),
                                    Variable Rate,
                                    7/1/02/(1)/               4,256,000
--------------------------------------------------------------------------------
                                                            $20,357,979
--------------------------------------------------------------------------------

Insured-General Obligations -- 6.9%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 2,170       Elizabeth Forward, PA,
                                    School District,
                                    (MBIA), 0.00%, 9/1/20   $   641,474
 Aaa     AAA            2,170       Elizabeth Forward, PA,
                                    School District,
                                    (MBIA), 0.00%, 9/1/21       605,061
 Aaa     AAA            2,170       Elizabeth Forward, PA,
                                    School District,
                                    (MBIA), 0.00%, 9/1/22       572,967
 Aaa     AAA            2,170       Elizabeth Forward, PA,
                                    School District,
                                    (MBIA), 0.00%, 9/1/23       542,522
 Aaa     AAA            2,500       Erie, PA, School
                                    District, (MBIA),
                                    0.00%, 5/1/19               801,350
 Aaa     AAA            2,625       Erie, PA, School
                                    District, (MBIA),
                                    0.00%, 5/1/20               789,731
 Aaa     AAA            2,625       Erie, PA, School
                                    District, (MBIA),
                                    0.00%, 5/1/21               745,316
 Aaa     AAA            3,625       Erie, PA, School
                                    District, (MBIA),
                                    0.00%, 5/1/22               974,690
 Aaa     AAA            5,000       Gateway, PA,
                                    School District,
                                    (FGIC), 5.25%, 7/15/27    5,007,550
 Aaa     AAA            5,175       Hazelton, PA,
                                    School District,
                                    (FGIC), 0.00%, 3/1/21     1,482,741
 Aaa     AAA            7,500       Keystone Oaks,
                                    PA, School District,
                                    (AMBAC), Variable
                                    Rate, 9/1/16/(1)/         7,996,875
 Aaa     AAA            1,430       Mars Area, PA,
                                    School District,
                                    (MBIA), 0.00%, 3/1/14       610,396
 Aaa     AAA            1,900       Philadelphia, PA,
                                    (MBIA), 5.00%, 5/15/15    1,866,902
 Aaa     AAA            3,200       Philadelphia, PA,
                                    (MBIA), 5.00%, 5/15/20    3,110,720
 Aaa     AAA              655       Rochester Area,
                                    PA, School District,
                                    (AMBAC), 0.00%, 5/1/10      348,532
 Aaa     AAA            1,000       Venango, PA, (AMBAC),
                                    6.30%, 12/1/19            1,086,410
--------------------------------------------------------------------------------
                                                            $27,183,237
--------------------------------------------------------------------------------

Insured-Hospitals -- 5.4%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 2,000       Allegheny County,
                                    PA, HDA, (MBIA),
                                    5.625%, 4/1/27          $ 2,055,860
 Aaa     AAA            3,750       Allegheny, PA
                                    (Magee-Womens Hospital),
                                    (FGIC), 0.00%, 10/1/15    1,462,725
 Aaa     AAA            1,170       Allegheny, PA,
                                    (Children's Hospital of
                                    Pittsburgh), (MBIA),
                                    6.75%, 7/1/08             1,247,407
 Aaa     AAA            1,400       Armstrong, PA, (Saint
                                    Francis Health Care)
                                    (AMBAC), 6.25%, 6/1/13    1,503,138
 Aaa     AAA            2,500       Armstrong, PA, (Saint
                                    Francis Health Care),
                                    (AMBAC), 6.00%, 8/15/08   2,662,550
 Aaa     AAA              775       Carbon, PA, (Gnaden
                                    Memorial Hospital)
                                    (AMBAC), 7.00%, 11/15/14    851,694
 Aaa     AAA              750       Erie County, PA,
                                    Hospital Authority,
                                    (Hamot Health System),
                                    (AMBAC), 7.10%, 2/15/10     828,278
 Aaa     AAA              230       Lehigh, PA, (Health
                                    East, Inc.) (MBIA),
                                    7.00%, 7/1/15               252,471
 Aaa     AAA            1,000       Montgomery, PA,
                                    (Abington Memorial
                                    Hospital) (AMBAC),
                                    Variable Rate,
                                    6/1/11/(1)/               1,170,000
 Aaa     AAA            5,000       Philadelphia, PA,
                                    Hospital and
                                    Higher Education
                                    Authority, (FGIC),
                                    Variable Rate,
                                    2/15/12/(1)/              5,068,750

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
--------------------------------------------------------------------------------
Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,500       Scranton-Lackawanna,
                                    PA, (Mercy Health),
                                    (MBIA), 6.90%, 1/1/23    $ 1,625,190
 Aaa     AAA            2,550       Washington, PA,
                                    (Shadyside Hospital),
                                    (AMBAC), 5.75%, 12/15/14   2,650,623
--------------------------------------------------------------------------------
                                                             $21,378,686
--------------------------------------------------------------------------------

Insured-Industrial Development Revenue -- 0.3%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 1,000       Delaware, PA,
                                    (Philadelphia Water)
                                    (FGIC), 6.35%, 8/15/25   $ 1,082,480
--------------------------------------------------------------------------------
                                                             $ 1,082,480
--------------------------------------------------------------------------------

Insured-Lease Revenue/Certificates of
Participation -- 2.5%
--------------------------------------------------------------------------------
 Aaa     AAA          $10,000       Commonwealth of
                                    Pennsylvania,
                                    (AMBAC), 5.00%,
                                    7/1/15/(2)/              $ 9,779,700
--------------------------------------------------------------------------------
                                                             $ 9,779,700
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 3.2%
--------------------------------------------------------------------------------
 Aaa     AAA          $ 3,000       Bethlehem, PA, Water
                                    Authority, (MBIA),
                                    5.20%, 11/15/21          $ 2,946,960
 Aaa     AAA            3,960       Philadelphia, PA, Water
                                    and Wastewater, (CGIC),
                                    5.00%, 6/15/16             3,865,237
 Aaa     AAA            2,500       Philadelphia, PA, Water
                                    and Wastewater, (CGIC),
                                    Variable Rate,
                                    6/15/12/(1)/               2,656,250
 Aaa     AAA            3,490       Pittsburgh, PA, Water
                                    and Sewer Authority,
                                    (FGIC), 4.75%, 9/1/16      3,309,323
--------------------------------------------------------------------------------
                                                             $12,777,770
--------------------------------------------------------------------------------

Life Care -- 2.0%
--------------------------------------------------------------------------------
 NR      NR           $ 4,050       Delaware, PA, (White
                                    Horse Village), 7.50%,
                                    7/1/18                   $ 4,290,003
 NR      BBB+           3,620       Delaware, PA, HFA,
                                    5.75%, 12/15/22            3,619,240
--------------------------------------------------------------------------------
                                                             $ 7,909,243
--------------------------------------------------------------------------------

Nursing Homes -- 2.5%
--------------------------------------------------------------------------------
 NR      NR           $ 3,500       Montgomery, PA, IDA
                                    (Advancement of
                                    Geriatric Health Care
                                    Institute), 8.375%,
                                    7/1/23                   $ 3,808,175
 NR      NR             1,190       Philadelphia, PA,
                                    (The Philadelphia
                                    Protestant Home
                                    Project), 8.625%,
                                    7/1/21                     1,280,345
 NR      NR             1,460       Westmoreland, PA,
                                    (Highland Health
                                    Systems, Inc.),
                                    9.25%, 6/1/22              1,636,280
 NR      NR             2,750       Wilkins Area, PA,
                                    IDA, (Fairview
                                    Extended Care),
                                    10.25%, 1/1/21             3,271,620
--------------------------------------------------------------------------------
                                                             $ 9,996,420
--------------------------------------------------------------------------------

Pooled Loans -- 5.0%
--------------------------------------------------------------------------------
 NR      A            $16,950       Pennsylvania Finance
                                    Authority, Beaver
                                    County, 6.60%, 11/1/09   $18,647,372
 NR      AA+              870       Pennsylvania
                                    Infrastructure
                                    Investment Authority,
                                    (Pennvest), 6.80%,
                                    9/1/10                       961,707
--------------------------------------------------------------------------------
                                                             $19,609,079
--------------------------------------------------------------------------------

Special Tax Revenue -- 0.1%
--------------------------------------------------------------------------------
 Baa1    BBB+         $   500       Puerto Rico Special Tax
                                    Revenue, 7.50%, 7/1/09   $   526,850
--------------------------------------------------------------------------------
                                                             $   526,850
--------------------------------------------------------------------------------

Transportation -- 1.4%
--------------------------------------------------------------------------------
 Baa3    BBB-         $ 4,000       Puerto Rico Port
                                    Authority, (American
                                    Airlines), (AMT),
                                    6.25%, 6/1/26            $ 4,291,040
 Baa3    BBB-           1,000       Puerto Rico Port
                                    Authority, (American
                                    Airlines), (AMT),
                                    6.30%, 6/1/23              1,059,730
--------------------------------------------------------------------------------
                                                             $ 5,350,770
--------------------------------------------------------------------------------

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)   Principal
-------------------   Amount
         Standard     (000
Moody's  & Poor's     omitted)      Security                 Value
--------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 100%
   (identified cost $359,688,720)                            $394,760,375
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 31.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.1% to 12.7%.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.


                       See notes to financial statements

Texas Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Rating (Unaudited)  Principal
------------------  Amount
         Standard   (000
Moody's  & Poor's   omitted)      Security                          Value
--------------------------------------------------------------------------------
Assisted Living -- 2.6%
--------------------------------------------------------------------------------
 NR      NR         $  500        Bell County, TX,
                                  Health Facilities,
                                  (Care Institute,
                                  Inc.),
                                  9.00%, 11/1/24                    $  564,935
--------------------------------------------------------------------------------
                                                                    $  564,935
--------------------------------------------------------------------------------

Education -- 3.4%
--------------------------------------------------------------------------------
 A       NR         $  700        Brazos, TX, Higher
                                  Education
                                  Authority, (AMT),
                                  6.50%, 6/1/04                     $  756,098
--------------------------------------------------------------------------------
                                                                    $  756,098
--------------------------------------------------------------------------------

Electric Utilities -- 2.2%
--------------------------------------------------------------------------------
 NR      BBB        $  500        Guam Power
                                  Authority,
                                  5.25%, 10/1/23                    $  484,075
--------------------------------------------------------------------------------
                                                                    $  484,075
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.0%
--------------------------------------------------------------------------------
 NR      NR         $  200        Bexar County, TX,
                                  Health Facilities,
                                  (St. Luke's
                                  Lutheran),
                                  7.00%, 5/1/21                     $  241,542
 Aaa     NR          1,000        Central Texas
                                  Housing Corp.,
                                  (Single Family),
                                  0.00%, 9/1/16                        360,060
 Aaa     AAA            85        Harris County, TX,
                                  Toll Road Unlimited
                                  Tax and Subordinate
                                  Lien, (AMBAC),
                                  6.625%, 8/15/17                       86,791
 Aaa     AAA           200        Montgomery County,
                                  TX, Hospital
                                  District, (FSA),
                                  6.625%, 4/1/17                       223,504
 Aaa     AAA           150        Texas National
                                  Research Lab Super
                                  Collider, 6.95%,
                                  12/1/12                              177,209
--------------------------------------------------------------------------------
                                                                    $1,089,106
--------------------------------------------------------------------------------

General Obligations -- 9.5%
--------------------------------------------------------------------------------
 Aaa     AAA        $1,000        Bastrop, TX,
                                  Independent School
                                  District U.T.G.O.,
                                  (PSF), 0.00%,
                                  2/15/13                           $  449,680
 NR      NR            500        Leander, TX,
                                  6.75%, 8/15/16                       533,980
 Aa2     AA            690        Texas Veterans'
                                  Housing Assistance
                                  U.T., (AMT), 6.70%,
                                  12/1/24                              729,937
 Aa2     AA            360        Texas Veterans'
                                  Housing Assistance
                                  U.T., (AMT), 6.80%,
                                  12/1/23                              382,021
--------------------------------------------------------------------------------
                                                                    $2,095,618
--------------------------------------------------------------------------------

Hospitals -- 12.9%
--------------------------------------------------------------------------------
 NR      BBB+       $  500        Denison, TX,
                                  Hospital Authority,
                                  (Texoma Medical
                                  Center), 6.125%,
                                  8/15/17                           $  513,220
 NR      BBB+          500        Denison, TX,
                                  Hospital Authority,
                                  (Texoma Medical
                                  Center), 7.10%,
                                  8/15/24                              546,230
 Aaa     NR            100        Ector County, TX,
                                  Hospital District,
                                  7.30%, 4/15/12                       114,678
 A2      A-            100        Harris County, TX,
                                  Hospital District,
                                  (Memorial), 7.125%,
                                  6/1/15                               115,751
 Aa      NR            975        Port Arthur, TX,
                                  Health Facilities,
                                  (FHA), 6.50%,
                                  8/1/24                             1,041,056
 A2      NR            500        Tarrant County, TX,
                                  Methodist Health
                                  System, 6.00%,
                                  9/1/24                               515,135
--------------------------------------------------------------------------------
                                                                    $2,846,070
--------------------------------------------------------------------------------

Housing -- 13.3%
--------------------------------------------------------------------------------
 NR      AAA        $   80        Bexar County, TX, HFC,
                                  8.10%, 3/1/24                     $   85,558
 NR      AAA           500        Dallas, TX, HFC, (GNMA),
                                  7.95%, 12/1/23/(1)/                  534,025
 NR      AAA           150        North Central, TX, HFC, (GNMA),
                                  7.875%, 10/1/22                      159,711
 Aaa     AAA            50        Puerto Rico Housing Finance Corp.,
                                  Single Family Mortgage Revenue,
                                  (GNMA), 6.85%, 10/15/23               52,902
 NR      A             500        Texas Department of Housing and
                                  Community Affairs, NHP Foundation-
                                  Asmara Project, 6.40%, 1/1/27        523,065
 NR      A             750        Travis County, TX, HFC
                                  Multifamily, (Travis Station
                                  Apartments), 6.75%, 4/1/19           789,570
 NR      AAA           725        Travis County, TX, HFC, (GNMA)
                                  (FNMA), 7.05%, 12/1/25               777,345
--------------------------------------------------------------------------------
                                                                    $2,922,176
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 12.0%
--------------------------------------------------------------------------------
 Baa1    BBB        $  450        Gulf Coast, TX, Waste Disposal
                                  Authority, (Champion
                                  International) (AMT),
                                  7.25%, 4/1/17                     $  491,787
--------------------------------------------------------------------------------
 A2      A+          1,000        Port Corpus Christi, TX, (Hoechst
                                  Celanese Corp.) (AMT),
                                  6.875%, 4/1/17                     1,086,870
--------------------------------------------------------------------------------
 NR      A           1,000        Trinity River Authority, TX,
                                  (PCR) (AMT), 6.20%, 3/1/20         1,052,260
--------------------------------------------------------------------------------
                                                                    $2,630,917
--------------------------------------------------------------------------------

                       See notes to financial statements

Texas Municipals Portfolio as of July 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Rating (Unaudited)  Principal
------------------  Amount
         Standard   (000
Moody's  & Poor's   omitted)      Security                          Value
--------------------------------------------------------------------------------
Insured-Electric Utilities -- 20.3%
--------------------------------------------------------------------------------
 Aaa     AAA      $1,000          Austin, TX, Combined Utility,
                                  (AMBAC), 6.75%, 11/15/12/(2)/     $1,164,659
--------------------------------------------------------------------------------
 Aaa     AAA       1,000          Austin, TX, Utility System,
                                  (FGIC), 6.25%, 5/15/16/(3)/        1,099,110
--------------------------------------------------------------------------------
 Aaa     AAA         500          Lower Colorado River Authority
                                  Junior Lien, TX, (FGIC), 0.00%,
                                  1/1/12                               239,880
--------------------------------------------------------------------------------
 Aaa     AAA       1,000          San Antonio, TX, Electric and
                                  Natural Gas, (MBIA), 5.375%,
                                  2/1/18                             1,006,780
--------------------------------------------------------------------------------
 Aaa     AAA       1,395          Texas Municipal Power Agency,
                                  (MBIA), 0.00%, 9/1/13                609,992
--------------------------------------------------------------------------------
 Aaa     AAA       1,000          Texas Municipal Power Agency,
                                  (MBIA), 0.00%, 9/1/17                346,340
--------------------------------------------------------------------------------
                                                                    $4,466,761
--------------------------------------------------------------------------------

Insured-Hospitals -- 7.5%
--------------------------------------------------------------------------------
 Aaa     AAA      $  500          Harris County, TX, HFC, (Hermann
                                  Hospital) (MBIA), 6.375%, 10/1/24 $  542,250
--------------------------------------------------------------------------------
 Aaa     AAA       1,000          Tyler County, TX, HFC, (Mother
                                  Frances Hospital) (FGIC),
                                  6.50%, 7/1/22                      1,102,889
--------------------------------------------------------------------------------
                                                                    $1,645,139
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 1.2%
--------------------------------------------------------------------------------
 NR      BBB-     $  250          Rio Grande, TX, Independent School
                                  District Lease, 6.75%, 7/15/10    $  267,135
--------------------------------------------------------------------------------
                                                                    $  267,135
--------------------------------------------------------------------------------

Transportation -- 10.1%
--------------------------------------------------------------------------------
 NR      NR       $  250          Abia Dev. Corp., TX, (Austin
                                  Cargoport), 9.25%, 10/1/21        $  275,498
--------------------------------------------------------------------------------
 Baa2    BBB-        505          Alliance Airport Authority,
                                  (American Airlines) (AMT),
                                  7.50%, 12/1/29                       549,773
--------------------------------------------------------------------------------
 Baa2    BBB-        225          Dallas-Fort Worth, TX, Airport,
                                  (American Airlines) (AMT),
                                  7.50%, 11/1/25                       244,589
--------------------------------------------------------------------------------
 Baa3    BB+         300          Dallas-Fort Worth, TX, Airport,
                                  (Delta Airlines) (AMT), 7.125%,
                                  11/1/26                              322,206
--------------------------------------------------------------------------------
 NR      BBB         755          Guam Airport Authority, (AMT),
                                  6.70%, 10/1/23                       813,807
--------------------------------------------------------------------------------
 Aa2     AA           25          Harris County, TX, Toll Road
                                  Subordinate Lien, 6.75%, 8/1/14       27,525
--------------------------------------------------------------------------------
                                                                    $2,233,398
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100%
   (identified cost $20,172,048)                                   $22,001,428
--------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

HFC - Housing Finance Corporation

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1997, 33.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.0% to 11.4% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2) When-issued security.
(3) Security has been segregated to cover when-issued securities.

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of July 31, 1997


                                                    Arizona          Colorado      Connecticut         Michigan
                                                   Portfolio        Portfolio       Portfolio         Portfolio
----------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                              $ 100,333,893    $  38,187,386    $ 162,032,152     $ 133,350,836
    Unrealized appreciation                         10,701,415        3,910,265        9,570,406        13,046,983
----------------------------------------------------------------------------------------------------------------------
Investments, at value (Note 1A)                  $ 111,035,308    $  42,097,651    $ 171,602,558     $ 146,397,819
----------------------------------------------------------------------------------------------------------------------
Cash                                             $     396,176    $         876    $     973,034     $   1,695,930
Receivable for investments sold                             --              --           905,692               --
Interest receivable                                  1,081,951          542,137        2,018,844         2,196,361
Deferred organization expenses (Note 1D)                   887              229            1,574             1,508
----------------------------------------------------------------------------------------------------------------------
Total assets                                     $ 112,514,322    $  42,640,893    $ 175,501,702     $ 150,291,618
----------------------------------------------------------------------------------------------------------------------


Liabilities
----------------------------------------------------------------------------------------------------------------------
Demand note payable (Note 5)                     $          --    $       3,000    $     478,000     $         --
Payable for daily variation margin on open
    financial futures contracts (Note 1E)               34,875           12,375           31,125            54,605
Payable to affiliate for Trustees' fees (Note 2)           735              --               --                956
Accrued expenses                                         6,919            1,074           14,987            12,411
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                $      42,529    $      16,449    $     524,112     $      67,972
----------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                    $ 112,471,793    $  42,624,444    $ 174,977,590     $ 150,223,646
----------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
----------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                  $ 102,398,651    $  38,937,115    $ 165,967,901     $ 138,179,628
Net unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                       10,073,142        3,687,329        9,009,689        12,044,018
----------------------------------------------------------------------------------------------------------------------
Total                                            $ 112,471,793    $  42,624,444    $ 174,977,590     $ 150,223,646
----------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

--------------------------------------------------------------------------------
EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 1997

                                                     Minnesota         New Jersey       Pennsylvania        Texas
                                                     Portfolio         Portfolio         Portfolio         Portfolio
-------------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                               $  63,057,066     $ 316,103,220     $ 359,688,720      $ 20,172,048
    Unrealized appreciation                           6,537,383        32,866,193        35,071,655         1,829,380
-------------------------------------------------------------------------------------------------------------------------
Investment at value (Note 1A)                     $  69,594,449     $ 348,969,413     $ 394,760,375      $ 22,001,428
-------------------------------------------------------------------------------------------------------------------------
Cash                                              $         330     $         266     $         385      $    520,405
Receivable for investments sold                         416,080               --          5,939,677               --
Interest receivable                                     815,179         4,381,706         5,229,597           341,723
Deferred organization expenses (Note 1D)                    309             2,330             2,988               209
-------------------------------------------------------------------------------------------------------------------------
Total assets                                      $  70,826,347     $ 353,353,715     $ 405,933,022      $ 22,863,765
-------------------------------------------------------------------------------------------------------------------------


Liabilities
-------------------------------------------------------------------------------------------------------------------------
Payable for when-issued securities (Note 1G)      $          --     $         --      $         --       $  1,046,570
Payable for investments purchased                            --               --          1,602,746               --
Demand note payable (Note 5)                            131,000           540,000         1,962,000           134,000
Payable for daily variation margin on open
    financial futures contracts (Note 1E)                15,937            24,375           140,413             4,500
Payable to affiliate for Trustees' fees (Note 2)            568             1,455             1,621                13
Accrued expenses                                          5,168            15,815             5,502             2,541
-------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 $     152,673     $     581,645     $   3,712,282      $  1,187,624
-------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                     $  70,673,674     $ 352,772,070     $ 402,220,740      $ 21,676,141
-------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                   $  64,605,947     $ 320,953,467     $ 369,728,139      $ 19,927,829
Net unrealized appreciation of investments and
    financial futures contracts (computed on the
    basis of identified cost)                         6,067,727        31,818,603        32,492,601         1,748,312
-------------------------------------------------------------------------------------------------------------------------
Total                                             $  70,673,674     $ 352,772,070     $ 402,220,740      $ 21,676,141
-------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios  as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997



                                                   Arizona           Colorado         Connecticut         Michigan
                                                  Portfolio          Portfolio         Portfolio          Portfolio
----------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
----------------------------------------------------------------------------------------------------------------------
Interest                                       $  7,268,691       $  2,695,514      $ 10,879,408       $  9,610,630
----------------------------------------------------------------------------------------------------------------------
Total investment income                        $  7,268,691       $  2,695,514      $ 10,879,408       $  9,610,630
----------------------------------------------------------------------------------------------------------------------


Expenses
----------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                $    482,775       $    113,698      $    771,883       $    676,686
Compensation of Trustees not members of the
   Investment Adviser's organization (Note 2)         8,703              1,648             9,552             11,340
Custodian fee (Note 1I)                              61,116             25,407            96,161             77,993
Legal and accounting services                        24,111             20,821            26,538             27,761
Bond pricing                                          9,660              4,225            10,253              9,457
Amortization of organization expenses(Note 1D)        1,792                617             2,621              2,493
Registration fees                                       125               --                --                 --
Miscellaneous                                         8,675              5,055            45,398             30,088
----------------------------------------------------------------------------------------------------------------------
Total expenses                                 $    596,957       $    171,471      $    962,406       $    835,818
----------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee (Note 1I)        $     11,039       $     15,644      $      8,505       $     23,524
----------------------------------------------------------------------------------------------------------------------
Total expense reductions                       $     11,039       $     15,644      $      8,505       $     23,524
----------------------------------------------------------------------------------------------------------------------


Net expenses                                   $    585,918       $    155,827      $    953,901       $    812,294
----------------------------------------------------------------------------------------------------------------------


Net investment income                          $  6,682,773       $  2,539,687      $  9,925,507       $  8,798,336
----------------------------------------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                              $  1,885,489       $    778,185      $  1,328,014       $  2,069,770
   Financial futures contracts                   (1,086,932)          (331,557)         (855,720)        (2,033,737)
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investment transactions   $    799,157       $    446,628      $    472,294       $     36,033
----------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments                                 $  5,208,662       $  2,272,499      $  7,521,283       $  7,002,953
   Financial futures contracts                     (270,132)          (176,826)         (452,852)          (526,094)
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) of investments               $  4,938,530       $  2,095,673      $  7,068,431       $  6,476,859
----------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain on
   investments                                 $  5,737,687       $  2,542,301      $  7,540,725       $  6,512,892
----------------------------------------------------------------------------------------------------------------------


Net increase in net assets from
   operations                                  $ 12,420,460       $  5,081,988      $ 17,466,232       $ 15,311,228
----------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios  as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1997

                                                         Minnesota           New Jersey         Pennsylvania           Texas
                                                         Portfolio           Portfolio           Portfolio           Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-------------------------------------------------------------------------------------------------------------------------------
Interest                                              $  4,433,353        $ 23,413,127        $ 27,256,842        $  1,395,209
-------------------------------------------------------------------------------------------------------------------------------
Total investment income                               $  4,433,353        $ 23,413,127        $ 27,256,842        $  1,395,209
-------------------------------------------------------------------------------------------------------------------------------


Expenses
-------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                       $    252,187        $  1,707,028        $  1,982,739        $     41,158
Compensation of Trustees not members of the
    Investment Adviser's organization (Note 2)               6,729              17,286              19,254                  40
Custodian fee (Note 1I)                                     40,161             158,061             183,435              14,279
Legal and accounting services                               19,651              36,962              36,295              15,512
Bond pricing                                                 8,491              12,311              10,543               6,034
Amortization of organization expenses (Note 1D)              1,019               4,464               5,278                 602
Interest expense (Note 5)                                       --                  --                  --               4,889
Miscellaneous                                               11,757              46,155              82,289               1,636
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                        $    339,995        $  1,982,267        $  2,319,833        $     84,150
-------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Reduction of custodian fee (Note 1I)              $     19,539        $     53,187        $    183,435        $      5,671
-------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                              $     19,539        $     53,187        $    183,435        $      5,671
-------------------------------------------------------------------------------------------------------------------------------

Net expenses                                          $    320,456        $  1,929,080        $  2,136,398        $     78,479
-------------------------------------------------------------------------------------------------------------------------------

Net investment income                                 $  4,112,897        $ 21,484,047        $ 25,120,444        $  1,316,730
-------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss) on Investments
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified
       cost basis)                                    $    648,772        $  4,417,150        $  4,052,612        $    158,144
    Financial futures contracts                           (620,151)         (2,432,682)         (5,166,232)           (170,143)
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions   $     28,621        $  1,984,468        $ (1,113,620)       $    (11,999)
-------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments                                       $  3,179,004        $ 15,063,481        $ 20,122,717        $  1,183,287
    Financial futures contracts                           (392,847)           (859,551)         (1,367,008)            (68,884)
-------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
    (depreciation) of investments                     $  2,786,157        $ 14,203,930        $ 18,755,709        $  1,114,403
-------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments       $  2,814,778        $ 16,188,398        $ 17,642,089        $  1,102,404
-------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations            $  6,927,675        $ 37,672,445        $ 42,762,533        $  2,419,134
-------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


Increase (Decrease) in Net Assets            Arizona Portfolio    Colorado Portfolio    Connecticut Portfolio    Michigan Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                      $   6,682,773         $   2,539,687            $   9,925,507         $   8,798,336
    Net realized gain on investment
     transactions                                    799,157               446,628                  472,294                36,033
    Net change in unrealized appreciation
        (depreciation) of investments              4,938,530             2,095,673                7,068,431             6,476,859
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations     $  12,420,460         $   5,081,988            $  17,466,232         $  15,311,228
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                              $   7,001,783         $   4,009,912            $   9,762,822         $   3,699,109
    Withdrawals                                  (36,811,997)          (11,883,030)             (39,868,349)          (42,251,299)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                  $ (29,810,214)        $  (7,873,118)           $ (30,105,527)        $ (38,552,190)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                     $ (17,389,754)        $  (2,791,130)           $ (12,639,295)        $ (23,240,962)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                           $ 129,861,547         $  45,415,574            $ 187,616,885         $ 173,464,608
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                 $ 112,471,793         $  42,624,444            $ 174,977,590         $ 150,223,646
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


Increase (Decrease) in Net Assets           Minnesota Portfolio    New Jersey Portfolio    Pennsylvania Portfolio    Texas Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                       $   4,112,897           $  21,484,047             $  25,120,444      $   1,316,730
    Net realized gain (loss) on investment
     transactions                                      28,621               1,984,468                (1,113,620)           (11,999)
    Net change in unrealized appreciation
        (depreciation) of investments               2,786,157              14,203,930                18,755,709          1,114,403
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      $   6,927,675           $  37,672,445             $  42,762,533      $   2,419,134
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                               $   4,877,845           $  20,443,481             $  19,109,521      $   1,759,693
    Withdrawals                                   (17,221,919)            (91,588,197)             (107,833,175)        (6,869,522)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                   $ (12,344,074)          $ (71,144,716)            $ (88,723,654)     $  (5,109,829)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                      $  (5,416,399)          $ (33,472,271)            $ (45,961,121)     $  (2,690,695)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                            $  76,090,073           $ 386,244,341             $ 448,181,861      $  24,366,836
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                  $  70,673,674           $ 352,772,070             $ 402,220,740      $  21,676,141
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996


Increase (Decrease) in Net Assets          Arizona Portfolio    Colorado Portfolio    Connecticut Portfolio    Michigan Portfolio
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                    $   7,710,632         $   2,697,672            $  10,721,638         $  10,187,783
    Net realized gain (loss) on investment
     transactions                                  901,764               299,431                     (814)            2,810,989
    Net change in unrealized appreciation
        (depreciation) of investments            1,257,563               402,252                3,384,135               971,245
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations   $   9,869,959         $   3,399,355            $  14,104,959         $  13,970,017
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                            $   9,272,110         $   5,588,344            $  11,976,667         $   7,755,466
    Withdrawals                                (33,801,537)           (9,649,291)             (33,740,530)          (39,523,856)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                $ (24,529,427)        $  (4,060,947)           $ (21,763,863)        $ (31,768,390)
----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                   $ (14,659,468)        $    (661,592)           $  (7,658,904)        $ (17,798,373)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                         $ 144,521,015         $  46,077,166            $ 195,275,789         $ 191,262,981
----------------------------------------------------------------------------------------------------------------------------------
At end of year                               $ 129,861,547         $  45,415,574            $ 187,616,885         $ 173,464,608
----------------------------------------------------------------------------------------------------------------------------------





                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1996


Increase (Decrease) in Net Assets            Minnesota Portfolio   New Jersey Portfolio   Pennsylvania Portfolio   Texas Portfolio
----------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                        $   4,601,643          $  23,488,315            $  28,316,855     $   1,575,243
    Net realized gain (loss) on investment
     transactions                                      410,797               (316,728)               5,992,215           342,298
    Net change in unrealized appreciation
        (depreciation) of investments                  697,008              3,926,712                 (244,311)          178,638
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations       $   5,709,448          $  27,098,299            $  34,064,759     $   2,096,179
----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
    Contributions                                $   5,070,544          $  25,074,635            $  20,910,102     $   1,285,449
    Withdrawals                                    (17,657,615)           (76,967,015)            (109,043,304)       (7,241,813)
----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                    $ (12,587,071)         $ (51,892,380)           $ (88,133,202)    $  (5,956,364)
----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                       $  (6,877,623)         $ (24,794,081)           $ (54,068,443)    $  (3,860,185)
----------------------------------------------------------------------------------------------------------------------------------


Net Assets
----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                             $  82,967,696          $ 411,038,422            $ 502,250,304     $  28,227,021
----------------------------------------------------------------------------------------------------------------------------------
At end of year                                   $  76,090,073          $ 386,244,341            $ 448,181,861     $  24,366,836
----------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                               Arizona Portfolio                           Colorado Portfolio
                                 --------------------------------------------   -------------------------------------------

                                                   Year Ended                                    Year Ended
                                 --------------------------------------------   -------------------------------------------
                                             July 31,               Sept. 30,               July 31,              Sept. 30,
                                 --------------------------------   ---------   --------------------------------  ---------
                                 1997     1996     1995     1994*     1993**    1997     1996     1995     1994*    1993**
---------------------------------------------------------------------------------------------------------------------------


Ratios to average daily
net assets:
---------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                    0.50%    0.51%    0.52%    0.46%+    0.42%+    0.40%    0.40%    0.25%    0.02%+   0.06%+

Net expenses, after
     custodian fee reduction      0.49%    0.50%      --       --        --      0.36%    0.36%      --       --       --

Net investment income             5.56%    5.53%    5.81%    5.43%+    5.46%+    5.86%    5.75%    6.05%    5.73%+   5.60%+

Portfolio Turnover                  10%      18%      22%      23%      107%       14%      53%      52%      23%      10%
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000s omitted)             $112,472 $129,862 $144,521 $154,068  $133,539   $42,624  $45,416  $46,077  $44,399  $24,346
---------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Colorado Portfolio may reflect a reduction of the Investment Advisor fee and/or an allocation of expenses to the Investment Advisor. Had such action not been taken, the ratios would have been as follows:

Expenses /(1)/                                                                            0.42%    0.40%    0.35%+   0.35%+
Net expenses, after custodian fee reduction                                               0.38%      --       --       --

Net investment income                                                                     5.73%    5.90%    5.40%+   5.31%+

--------------------------------------------------------------------------------
+      Annualized.
*      For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.




                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                               Connecticut Portfolio                              Michigan Portfolio
                                 -------------------------------------------------   ----------------------------------------------

                                                     Year Ended                                       Year Ended
                                 -------------------------------------------------   ----------------------------------------------
                                                  July 31,               Sept. 30,               July 31,                 Sept. 30,
                                 ------------------------------------    ---------   ----------------------------------  -----------
                                 1997      1996      1995       1994*      1993**    1997      1996      1995      1994*     1993**
------------------------------------------------------------------------------------------------------------------------------------


Ratios to average daily
net assets:
------------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                   0.53%     0.52%     0.53%      0.47%+     0.46%+    0.52%     0.54%     0.48%     0.47%+    0.44%+

Net expenses, after
    custodian fee reduction      0.53%     0.50%       --         --         --      0.50%     0.52%       --        --        --

Net investment income            5.50%     5.49%     5.77%      5.40%+     5.45%+    5.45%     5.50%     5.85%     5.48%+    5.46%+

Portfolio Turnover                 11%       23%       29%        10%        10%       16%       49%       54%       45%       20%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
    (000s omitted)           $174,978  $187,617  $195,276   $192,038   $159,848  $150,224  $173,465  $191,263  $204,032  $187,665
------------------------------------------------------------------------------------------------------------------------------------

+      Annualized.
*      For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.



                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                Minnesota Portfolio                              New Jersey Portfolio
                                 ------------------------------------------------   -----------------------------------------------

                                                    Year Ended                                        Year Ended
                                 ------------------------------------------------   -----------------------------------------------
                                              July 31,                  Sept. 30,                 July 31,                Sept. 30,
                                 ------------------------------------   ---------   -----------------------------------   ---------
                                 1997      1996      1995       1994*     1993**    1997       1996      1995      1994*     1993**
------------------------------------------------------------------------------------------------------------------------------------


Ratios to average daily
net assets:
------------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                   0.47%     0.48%     0.47%      0.45%+    0.40%+     0.54%     0.53%     0.52%     0.50%+     0.50%+

Net expenses, after
    custodian fee reduction      0.44%     0.46%       --         --        --       0.52%     0.52%       --        --         --

Net investment income            5.71%     5.69%     5.83%      5.50%+    5.58%+     5.84%     5.82%     5.96%     5.62%+     5.67%+

Portfolio Turnover                 22%       45%       76%        20%       10%        24%       39%       54%       25%        12%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000s omitted)             $70,674   $76,090   $82,968    $84,005   $67,019   $352,772  $386,244  $411,038  $423,854   $393,677
------------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolios as of July 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                           Pennsylvania Portfolio                             Texas Portfolio
                                 ---------------------------------------------   -----------------------------------------------

                                                 Year Ended                                      Year Ended
                                 ---------------------------------------------   -----------------------------------------------
                                              July 31,                 Sept. 30,               July 31,               Sept. 30,
                                 ------------------------------------  ---------  ---------------------------------  -----------
                                  1997     1996     1995       1994*     1993**    1997     1996     1995     1994*    1993**
--------------------------------------------------------------------------------------------------------------------------------


Ratios to average daily
net assets:
----------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                    0.55%    0.54%    0.49%       0.48%+    0.50%+    0.37%    0.32%    0.08%    0.00%+   0.03%+

Net expenses, after
    custodian fee reduction       0.51%    0.50%       --         --        --      0.35%    0.27%      --       --       --

Net investment income             5.96%    5.90%     6.02%      5.66%+    5.71%+    5.79%    5.81%    6.20%    5.69%+   5.82%+

Portfolio Turnover                  17%      30%       44%        21%       17%       17%      39%      49%      27%       8%
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year
   (000s omitted)             $402,221  $448,182  $502,250  $536,786  $497,001   $21,676  $24,367  $28,227  $27,589  $16,029
--------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Texas Portfolio may reflect a reduction of the Investment Adviser fee and/or an allocation of expenses to the Investment Adviser. Had such action not been taken, the ratios would have been as follows:

Expenses /(1)/                                                                               0.42%    0.35%    0.37%+   0.42%+
Expenses after custodian fee reduction                                                       0.37%      --       --       --

Net investment income                                                                        5.71%    5.93%    5.32%+   5.43%+
--------------------------------------------------------------------------------------------------------------------------------

+      Annualized.
*      For the ten months ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the years ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies
  -----------------------------------------------------------------------------
   Arizona Municipals Portfolio (Arizona Portfolio), Colorado Municipals Portfolio (Colorado Portfolio), Connecticut Municipals Portfolio (Connecticut Portfolio), Michigan Municipals Portfolio (Michigan Portfolio), Minnesota Municipals Portfolio (Minnesota Portfolio), New Jersey Municipals Portfolio (New Jersey Portfolio), Pennsylvania Municipals Portfolio (Pennsylvania Portfolio) and Texas Municipals Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

   C Income Taxes -- The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



   record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

   H Other -- Investment transactions are accounted for on a trade date basis.

   I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

   J Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended July 31, 1997, each Portfolio paid advisory fees as follows:


   Portfolio                       Amount         Effective Rate*
  ----------------------------------------------------------------
   Arizona                       $  482,775            0.40%

   Colorado                         113,698            0.26%

   Connecticut                      771,883            0.43%

   Michigan                         676,686            0.42%

   Minnesota                        252,187            0.35%

   New Jersey                     1,707,028            0.46%

   Pennsylvania                   1,982,739            0.47%

   Texas                             41,158            0.18%

*  Advisory fees paid as a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 1997, no significant amounts have been deferred.

   Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

3  Investments
  ------------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended July 31, 1997 were as follows:

   Arizona Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $12,128,826

   Sales                                                            39,144,161


   Colorado Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $ 6,054,087

   Sales                                                            11,606,010


   Connecticut Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $19,479,187

   Sales                                                            43,558,639


   Michigan Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $25,182,510

   Sales                                                            60,493,772


   Minnesota Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $15,827,661

   Sales                                                            24,808,420

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  New Jersey Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                        $ 87,291,588
  Sales                                                             141,546,106

  Pennsylvania Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                        $ 71,293,527
  Sales                                                             145,751,814


  Texas Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                        $  3,930,670
  Sales                                                               8,145,375

4 Federal Income Tax Basis of Investments
 -------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at July 31, 1997, as computed on a federal income tax basis, are as follows:

  Arizona Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $100,333,893
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $ 10,701,415
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $ 10,701,415
  ------------------------------------------------------------------------------

  Colorado Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 38,187,386
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  3,910,265
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  3,910,265
  ------------------------------------------------------------------------------

  Connecticut Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $162,032,152
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  9,577,332
  Gross unrealized depreciation                                          (6,926)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  9,570,406
  ------------------------------------------------------------------------------

  Michigan Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $133,350,836
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $ 13,046,983
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $ 13,046,983
  ------------------------------------------------------------------------------

  Minnesota Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 63,057,066
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  6,537,383
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  6,537,383
  ------------------------------------------------------------------------------

  New Jersey Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $316,103,220
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $ 32,903,699
  Gross unrealized depreciation                                         (37,506)
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $ 32,866,193
  ------------------------------------------------------------------------------

  Pennsylvania Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $359,688,720
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $ 35,071,655
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $ 35,071,655
  ------------------------------------------------------------------------------

  Texas Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                                                   $ 20,172,048
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                    $  1,829,380
  Gross unrealized depreciation                                              --
  ------------------------------------------------------------------------------
  Net unrealized appreciation                                      $  1,829,380
  ------------------------------------------------------------------------------

5 Line of Credit
  ------------------------------------------------------------------------------
  The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the

EV Municipals Portfolio as of July 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At July 31, 1997, the Colorado Portfolio, Connecticut Portfolio, Minnesota Portfolio, New Jersey Portfolio, Pennsylvania Portfolio and Texas Portfolio had balances outstanding pursuant to this line of credit of $3,000, $478,000, $131,000, $540,000, $1,962,000 and $134,000, respectively. At July
  31, 1997, the average daily loan balance was $190,722 and the average interest rate was 5.95% for the Texas Portfolio. The maximum borrowing outstanding for the Texas Portfolio at any time during the year ended July 31, 1997 was $892,000. The Portfolios (with the exception of the Texas Portfolio) did not have any significant borrowings or allocated fees during the year ended July 31, 1997.

6 Financial Instruments
 ------------------------------------------------------------------------------
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at July 31, 1997, is as follows:


                 Futures
                 Contracts
                 Expiration                                                Net Unrealized
Portfolio        Date           Contracts                   Position       Depreciation
-----------------------------------------------------------------------------------------
Arizona          9/97            93 U.S. Treasury Bonds     Short           $   628,273
-----------------------------------------------------------------------------------------
Colorado         9/97            33 U.S. Treasury Bonds     Short               222,936
-----------------------------------------------------------------------------------------
Connecticut      9/97            83 U.S. Treasury Bonds     Short               560,717
-----------------------------------------------------------------------------------------
Michigan         9/97           147 U.S. Treasury Bonds     Short             1,002,965
-----------------------------------------------------------------------------------------
Minnesota        9/97            65 U.S. Treasury Bonds     Short               469,656
-----------------------------------------------------------------------------------------
New Jersey       9/97           140 U.S. Treasury Bonds     Short             1,047,590
-----------------------------------------------------------------------------------------
Pennsylvania     9/97           378 U.S. Treasury Bonds     Short             2,579,054
-----------------------------------------------------------------------------------------
Texas            9/97            12 U.S. Treasury Bonds     Short                81,068
-----------------------------------------------------------------------------------------


   At July 31, 1997, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts.

EV Municipals Portfolio as of July 31, 1997

INDEPENDENT AUDITORS' REPORT



To the Trustees and Investors of: Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio, and Texas Municipals Portfolio
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio as of July 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1997 and 1996 and supplementary data for the years ended July 31, 1997, 1996 and 1995, the ten months ended July 31, 1994, and for the period from the start of business, February 1, 1993 to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial positions of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio at July 31, 1997, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.


                              DELOITTE & TOUCHE LLP
                              Boston, Massachusetts
                              September 5, 1997

EV Marathon Municipal Funds as of July 31, 1997

INVESTMENT MANAGEMENT

EV Marathon Municipals Funds

Officers                                Independent Trustees

Thomas J. Fetter                        Donald R. Dwight
President                               President, Dwight Partners, Inc.
                                        Chairman, Newspaper of New England, Inc.
James B. Hawkes
Vice President and Trustee              Samuel L. Hayes, III
                                        Jacob H. Schiff Professor of Investment
Robert B. MacIntosh                     Banking, Harvard University Graduate
Vice President                          School of Business Administration

James L. O'Connor                       Norton H. Reamer
Treasurer                               President and Director, United Asset
                                        Management Corporation
Alan R. Dynner
Secretary                               John L. Thorndike
                                        Formerly Director, Fiduciary Company
                                        Incorporated

                                        Jack L. Treynor
                                        Investment Adviser and Consultant


Municipals Portfolio                    Independent Trustees

Officers                                Donald R. Dwight
                                        President, Dwight Partners, Inc.
Thomas J. Fetter                        Chairman, Newspaper of New England, Inc.
President
                                        Samuel L. Hayes, III
James B. Hawkes                         Jacob H. Schiff Professor of Investment
Vice President and Trustee              Banking, Harvard University Graduate
                                        School of Business Administration
Robert B. MacIntosh
Vice President of Arizona,              Norton H. Reamer
Colorado, Connecticut,                  President and Director, United Asset
Michigan, Minnesota, New                Management Corporation
Jersey, Pennsylvania and
Texas Municipals Portfolios             John L. Thorndike
and Portfolio Manager of                Formerly Director, Fiduciary Company
Minnesota and New Jersey                Incorporated
Municipals Portfolios
                                        Jack L. Treynor
Cynthia J. Clemson                      Investment Adviser and Consultant
Vice President and Portfolio
Manager of Arizona
Municipals Portfolio

William H. Ahearn, Jr.
Vice President and Portfolio
Manager of Colorado
Municipals Portfolio

Nicole Anderes
Vice President and Portfolio
Manager of Connecticut and
Texas Municipals Portfolios

Timothy T. Browse
Vice President and Portfolio
Manager of Michigan and
Pennsylvania Municipals Portfolios

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

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

Investment Advisor of the Portfolio
Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of the Funds
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

Transfer Agent
First Data Investor Services Group
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




Eaton Vance
Municipals Trust
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                    M-8CSRC-8/97